united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Suite 2 Omaha Nebraska 68130

(Address of principal executive offices) (Zip code)

Jennifer Bailey , Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100 Elkhorn, Nebrask 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 866-447-4228

Date of fiscal year end: 3/31

Date of reporting period: 3/31/21

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric Premium Opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

AlphaCentric Robotics and Automation Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SYMAX Class C: SYMCX Class I: SYMIX

AlphaCentric LifeSci Healthcare Fund

Class A: LYFAX Class C: LYFCX Class I: LYFIX

AlphaCentric Municipal Opportunities Fund

Class A: MUNAX Class C: MUNCX Class I: MUNIX

March 31, 2021

AlphaCentric Advisors LLC

53 Palmeras Street, Suite 601

San Juan, PR 00901

1-844-223-8637

March 31, 2021

Dear AlphaCentric Income Opportunities Fund (the “Fund”) Investor:

A year ago, we started this letter by wishing you safety and health due to COVID-19. What a year it has been – and of course, we still hope this finds you safe and well.

Despite the very rough environment leading into the year ended March 31, 2020, the Fund performed very well and over the year ended March 31, 2021 produced a 47.76% return (for Class I shares), versus 0.71% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Like last year, we maintain our belief that the Fund’s positions continue to offer good potential for future returns. The strength of housing last year, fueled by new work-from-home arrangements, flight from cities, and historically low interest rates, came as a surprise to many. This led to great underlying collateral performance for most of the Fund’s positions, and while upward rates could lead to a lower rate of increase in the housing market this year, we anticipate continued market improvement for the Fund’s holdings. This is even more fortunate given that we were able to add positions during the dislocation in the earlier part of the last fiscal year and into the summer of 2020.

Let us all hope for continued improvement in the virus situation overall as the country and economy re-emerge from a difficult year. We wish you the best for health and prosperity in 2021!

Sincerely,

Garrison Point Fund Management Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the 2021 YTD period ended 3/31/21, fiscal year ended 3/31/21 and for the period since inception through 3/31/21, as compared to the Benchmark Index, were as follows:

	2021 YTD Ended 3/31/2021	Fiscal Year Ended 3/31/2021	Since Inception (5/28/2015- annualized)
Class I	5.45%	47.76%	7.51%
Class A	5.49%	47.46%	7.25%
Class A with Sales Charge	0.47%	40.40%	6.35%
Class C	5.22%	46.29%	6.45%
Barclays US Agg. Bond TR Index (1)	-3.37%	0.71%	3.13%

(1)	Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4773-NLD-5/4/2021

March 31, 2021

Dear AlphaCentric Premium Opportunity Fund (“Fund”) Investor:

We are pleased to provide our Annual Letter to Shareholders. Thank you for your support and for being an investor in the Fund.

Investment Strategy

The portfolio strategy utilized by the Fund seeks to achieve capital appreciation with lower overall volatility than the equity market. The strategy attempts to achieve its objective by investing in a systematically managed portfolio of long and short call and put options and futures on the Standard & Poor’s 500 Index (the “Index”) and/or other securities that represent the return of the Index (such as exchange traded funds) as well as measures of market volatility such as volatility exchange traded funds and futures on the VIX Index, which reflect the market’s expected fluctuation (volatility).

Fund Performance

The fiscal year started April 1, 2020. During the period, the S&P 500 gained 56.35% in total returns while HMXIX gained a total return of 14.43% (for Class I shares), earning a respectable return alongside the dramatic rise in stock prices. On a quarterly basis, the Fund was positive each quarter, capturing 26%, 24%, 34%, and 33% of the S&P 500’s upside gains moving from Q220 to Q121 respectively.

It is hard to believe now with lockdowns ending that so little was known a year ago about how we were going to emerge from the pandemic. That first quarter of our fiscal year (April to June 2020) was a scary time to be in the market, but our strategy of participating in upside while adding positions to mitigate the downside risk allowed us to be involved just when others were still running for the exits in April of 2020. The result was the best quarter of the year for the program, returning 5.41% as the S&P rallied 20.54%.

The flip side to being able to participate in upside was that the price of downside risk mitigation was extremely high given the sharp selloff we had just been through. The VIX spent the majority of the entire second quarter above 30, which was a level it hadn’t been above in 8 years prior to that. The VIX was above 20 the rest of the year despite the market making new all-time highs. Previous market highs were accompanied by VIX levels between 12 and 15, showing just how odd this time around was.

Part of the reason for volatility remaining elevated was the volatility expectations around the US election, with a rare shape to the VIX futures curve around August last year. The curve is normally upwards sloping from left to right, as the future is unknown so future volatility is priced slightly higher. But last summer, there was a distinct hump in the curve centered around the November election.

All the same, while volatility may have felt sustained at a high level for a long period of time, the eight-month move from above 80 in the VIX to 20 was among the fastest declines in volatility readings since the index started in 1990. The 2008 volatility spike took four months longer to get back to the 20 level.

This confluence of a rapidly rising stock market, record high volatility, but also rapidly falling volatility, is among the toughest environments for a volatility trading strategy to navigate. We were proud to be able to keep our risk mitigations in place while still capturing close to 1/3 of the market’s upside.

Market Outlook

With the Fund’s investment strategy heavily model-driven, we have the luxury of not having to get a market outlook correct. The entire idea of the strategy positioning itself to capture upside and protect against the downside is precisely because predicting where the market is headed is difficult if not impossible.

Having said that, the models are analyzing which type of market environment we are in and are currently signaling a period of further equities upside, driven by the continued Fed money printing as seen in the graphic below, as well as interest rates effectively at zero, low bond yields, and the risk of rising interest rates impairing principal value, thus driving investor inflows to equities.

However, equity investments are not without risk. The higher the market continues to rally and longer the bull run lasts, the more likely that brings us that much closer to the next correction. We find ourselves in uncharted territory with regard to the size of the Fed’s balance sheet. Indeed, coincident with somewhat elevated longer-term VIX futures prices, the volatility market is pricing in a higher-than-normal probability of a correction at some point during 2021. Not to mention the possibility of potentially significant gain harvesting before any new tax law may come into effect, and the struggles to contain the virus in places like India, which could have adverse effects on the global economy.

Thankfully, while the VIX continues to trade at a premium to long term trends, we believe it will continue to experience downward pressure, at least in the short end of the curve, making our cost to hedge cheaper as the VIX declines. Use of the VIX must be judicious and opportunistic to extract value from the sector and minimize the cost of hedging.

Sincerely,

Russell Kellites

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the 2021 YTD period ended 3/31/21, fiscal year ended 3/31/21 and for the period since inception through 3/31/21, as compared to the Benchmark Index, were as follows:

	2021 YTD Ended 3/31/2021	Fiscal Year Ended 3/31/2021	Since Inception*
Class A	1.98%	14.17%	9.56%
Class A with Sales Charge	-3.87%	7.61%	8.12%
Class C	1.78%	13.29%	8.91%
S&P 500 TR Index (1)	6.17%	56.35%	16.65%

Class I	2.02%	14.43%	11.21%
S&P 500 TR Index (1)	6.17%	56.35%	15.46%

*	Fund Inception: 9/1/2011 (Class I) & 9/30/2016 (Class A & C). The Performance shown before September 30, 2016 is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4775-NLD-5/5/2021

March 31, 2021

Dear AlphaCentric Robotics and Automation Fund (“Fund”) Investor:

A global economic recovery from the coronavirus inspired 2020 lows appears to be in full swing. In the U.S., vaccination results have been exceeding expectations by a wide margin, while reopening efforts are well underway. The Fed has raised its forecast for 2021 real GDP growth from 4.2% to 6.5%, and Q4 earnings results posted the widest upside surprise margin since 2009. In our opinion, given the magnitude of continued monetary and fiscal policy support from authorities worldwide, 2021 earnings results should be nothing short of epic.

March 31, 2021 marked the end of the fiscal year of the Fund. From the Fund’s inception on May 31, 2017 through March 31, 2021, the Fund returned 16.79% (Class I). The S&P 500 TR Index’s performance during that same period was 12.82%. Following weak performance in 2020 – due to the negative impact of the COVID-19 outbreak in Q1 of last year – the Fund delivered its best 12-month return since inception.

Performance attribution was diverse over the period. This is likely the result of a paradigm shift in corporate priorities toward an acceleration in capex spending on robotics and automation solutions in the wake of the pandemic. In our view, the mandate to improve operational efficiencies will remain front and center as companies large and small adapt to the new realities of a post-COVID world. Our strategy has been to focus on leading edge technologies and core end markets that we expect to be key beneficiaries of that theme.

Among our top performing positions during the year was Ekso Bionics Holdings (EKSO), posting a 196.82% return during the period in which the Fund held the stock. Ekso uses exoskeleton technology to enhance natural abilities and improve the quality of life for its customers. It is the leader in offering technologies that help those with paralysis to stand and walk, enhance worker capabilities globally, and provide research for the advancement of R&D projects intended to benefit U.S. defense capabilities. While we like the company, we sold the stock when we deemed valuation to have exceeded current fundamentals. We’ll continue to monitor its progress for opportunities to participate in the future.

Brooks Automation (BRKS) also proved to be a substantial contributor to our success during the year. The stock gained 169.60% during the period and continues to be a top holding in the fund. The company designs and manufactures factory automation solutions including wafer handling robotics and contamination control systems for the semiconductor industry, as well as automated selection and temperature-controlled storage systems for the life sciences industry.

Our research on autonomous vehicles led us to Cerence (CRNC). The stock posted a 165.19% return during the period in which the Fund held the shares. The company is a leader in conversational AI. The Cerence Drive is the fastest, most powerful, most intelligent AI assistant platform for global mobility. With human-like voice output, their in-car voice assistant has attracted the attention of some of the most prestigious automotive original equipment manufacturers (OEMs) including BMW, Audi, and Mercedes Benz. Cerence is becoming the heart and soul of the digital car.

Prior to the recently proposed acquisition by Microsoft, Nuance Communications has been a core position in the Fund since inception. During the year ended March 31, 2021, the stock experienced a 160.07% return. Another leader in conversational AI, the company’s end markets predominantly revolve around Healthcare, Telecommunications, and Financial Services. Their expertise in account management, enhanced security, and enrollment and retention have revolutionized the ways physicians, insurance companies, banks, and telecom companies process and protect information, and communicate with their customers via speech recognition, transcription, authentication, and automated customer service messaging systems.

While these specific examples were important to our results, they are more representative of the broad array of companies and technologies that proliferate our portfolio. From smart warehouses, automated manufacturing, and robotic process automation to tele-medicine and surgical robotics, to autonomous vehicles, artificial intelligence and machine learning technologies, the AlphaCentric Robotics and Automation Fund is laser-focused on identifying and capitalizing on advances and innovative technologies that are changing the world by investing in the companies that are driving this change, both up and down the food chain.

Thank you for your support and participation in the Fund.

Sincerely,

Brian Gahsman, Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2021 YTD period ended 3/31/21, fiscal year ended 3/31/21 and for the period since inception through 3/31/21, as compared to the Benchmark Index, were as follows:

	2021 YTD Ended	Fiscal Year Ended	Since Inception
	3/31/2021	3/31/2021	(5/31/2017)
Class I	1.35%	77.45%	16.79%
Class A	1.25%	77.05%	16.48%
Class A with Sales Charge	-4.59%	66.83%	14.69%
Class C	1.10%	75.72%	15.62%
S&P 500 TR (1)	6.17%	56.35%	16.10%

(1)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4774-NLD-5/4/2021

March 31, 2021

Dear AlphaCentric Symmetry Strategy Fund (“Fund”) Investor:

For the fiscal year ended on March 31, 2021, the Fund was up +19.37% (Class I) versus +0.12% for BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and +29.33% for the MSCI World/Barclays U.S. Aggregate Bond Blended Index.

The portfolio is constructed utilizing a risk-based approach considering two broad categories of risk premiums (traditional and alternative) with risk being split equally between the two categories. The traditional side of the portfolio utilizes a quantitative investment process used to select a portfolio of securities primarily in, but not limited to, the U.S., Europe, and Japan, weighted towards names of a value nature. The Fund also uses quantitative signals to take positions in sectors, emerging country, and income ETFs among others, as well as broad based credit default swap indices. The alternative side attempts to diversify the broad economic risks in the traditional portfolio through allocations to diversifying strategies in fixed income, currency, and commodity markets, that have in the past tended to do well in periods of difficulty for equity and credit markets.

The past year has been dominated by the COVID-19 pandemic experience. The Fund returned -2.61% in 2020, largely driven by the equity market moves in the first part of the year as the pandemic took hold, and global equities fell. Value names in particular underperformed broader indices, in part as large tech names had revenues less impacted by the virus and associated shutdowns. The alternative side of the portfolio reduced equity losses in the period. The portfolio reduced equity and credit exposure and ran at lower risk levels and saw lower realized volatility for the middle period of the year, before rebuilding exposures and rebounding in performance in the last quarter.

During the first quarter of 2021, both the traditional and alternative portfolios contributed positively to overall returns. We saw a wave of reflationary type price action over the quarter, in our view driven by the beginnings of the COVID-19 vaccines, passage of expansionary fiscal policies in the US extending help for the economy and those impacted by the fallout from the pandemic, and increased chances of further infrastructure based fiscal policy after the final makeup of the US Senate was determined. That monetary policy continues to be incredibly accommodative and is reinforcing the nascent recovery, is also very positive for the outlook. The traditional side benefitted from this backdrop by participating in the continued rally in equity markets, particularly as value type equity positions – defined as stocks that are cheaper relative to a range of fundamental factors – did well and outperformed broad market capitalization weighted equity indices. In our view, value equity names tend to do well when economic growth – and economic growth expectations – inflect upwards. These are often businesses where the value of the equity slice of the capital structure is small due to debt loads or perceptions that the climate is too difficult for earnings to continue outside of a restructuring, where bad news has been extrapolated too far, pushing the value of the equity claim down too much. When economic growth increases and outlooks improve, the bottom of the company capital structure can become option-like, as incremental cash flows post debt claims end up flowing directly to that slim equity claim, producing levered returns.

Similarly, equity markets in Europe and Japan tend to be levered to global growth, and also contributed positively.

The alternative side of the portfolio generated returns in commodity and fixed income markets, with a small loss in currency markets. As the reflationary mood took over, safe asset yields generally increased. The yield on the benchmark US 10 year increased from 0.91% to 1.74%, benefitting short positions the strategy held in the US and other developed bond markets. Commodity markets added to returns as the energy complex positions performed well, and grain prices increased driven by tightening of supply demand balances.

Over the next few months, we expect activity levels to rebound very strongly as the vaccines allow economies to reopen. Both the ISM Report on Business and the similar IHS Markit Purchasing Managers Index are at or close to record levels, with new orders and employment components indicating a strong period ahead. There surely exists sizable pent-up demand, and with household balance sheets in great shape, newly padded with stimulus funds in the US, it is hard to not see the next few quarters as being unlike anything seen in recent decades. Add on further longer-term infrastructure packages and an administration that seems to have raising real median wages as its north star, the next few years will be interesting to say the least. As we look across at markets, clearly this is being reflected in earnings expectations and credit spreads. US government bond yields have risen about 100bps over the past 6 months ended March 31, 2021, reflecting some removal of the panic levels seen during the pandemic period. It is no small thing that through that rise in yields, equity markets in the US have continued to make new highs. To our eye the calculus in longer dated risk free yields is changing somewhat at this juncture, with the forward drivers beginning to shift from cyclical shifts to the more structural. We have moved from no interest rate hikes being priced for years ahead to a shallow return to something that looks like a hiking cycle, with the 30 year yield approaching the Fed’s longer term expectation for interest rates. If we shift focus past the next few quarters and out to the longer term, the key questions will be around the extent to which the economy self sustains, whether the new administration through fiscal and other policy goals succeeds in sustainably raising longer term growth and productivity, what happens as the baby boomer children reach peak productivity and spending years, and how the inflationary impulses we see in the short term interact with the Fed’s new average inflation targeting framework. We believe the strategy is well placed to navigate these questions.

On a business level, Mount Lucas continues to navigate the COVID-19 period with minimal disruption to operations. The transition to remote work has been seamless, with all our infrastructure and trading processes continuing as normal. As time passes, people are vaccinated, and restrictions are lifted we expect to transition back slowly to normal as the year progresses.

Thank you for your support, and we hope that you stay healthy and safe in 2021.

Sincerely,

Mount Lucas Management LP Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the 2021 YTD period ended 3/31/21, Fiscal Period ended 3/31/21 and for the period since inception through 3/31/21, as compared to the Benchmark Index, were as follows:

	2021 YTD Ended 3/31/2021	Fiscal Period Ended 3/31/2021	Since Inception*
Class A	8.73%	19.11%	3.15%
Class A with Sales Charge	2.50%	12.31%	-0.50%
Class C	8.45%	18.10%	2.39%
BofA Merrill Lynch 3-Month U.S.	0.02%	0.12%	0.89%
Treasury Bill Index (1)
MSCI World/Barclays U.S.	1.33%	29.33%	12.13%
Aggregate Bond Blended Index (2)

Class I	8.75%	19.37%	2.71%
BofA Merrill Lynch 3-Month U.S.	0.02%	0.12%	0.92%
Treasury Bill Index (1)
MSCI World/Barclays U.S.	1.33%	29.33%	5.98%
Aggregate Bond Blended Index (2)

*	Inception (annualized): 9/1/14 (I Share) | 8/9/19 (A & C Shares)

The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor was the adviser to the Predecessor Fund.

(1)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

(2)	MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The Barclays U.S. Aggregate Bond index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4777-NLD-5/5/2021

March 31, 2021

Dear AlphaCentric LifeSci Healthcare Fund (“Fund”) Investor:

PERFORMANCE

The Fund performed well during the past fiscal year ended March 31, 2021 with a +67.02% return for the Class I share.

Alpha was generated across the portfolio. Several disruptive innovators that had appeared as Fund holdings in recent filings appreciated on reports of positive clinical data, such as Morphic Holding (NASDAQ: MORF) and Celldex Therapeutics (NASDAQ: CLDX). A number of other disruptive innovators that had appeared as Fund holdings in recent filings were acquired at a substantial premium, such as Pandion Therapeutics (NASDAQ: PAND), Momenta Pharmaceuticals (NASDAQ: MNTA), and Principia Biopharma (NASDAQ: PRNB). In addition, several robust revenue and cash flow growth companies that had appeared as Fund holdings in recent filings were also acquired at a substantial premium including Alexion Pharmaceuticals (NASDAQ: ALXN) and GW Pharmaceuticals (NASDAQ: GWPH). Finally, both of the Fund’s private investments have now completed IPO transactions and are now trading as unrestricted shares at a substantial premium to the initial cost basis.

In the most recent quarter, the S&P Biotechnology Select Industry Index suffered a significant 30% pullback during the quarter from the mid-February peak. The Fund’s cash balance, exposure to several robust cash flow / revenue growth companies, and avoidance of several early-stage innovators with highly speculative valuations helped limit the drawdown while preserving the potential to capture upside should the sector rebound. The Fund will continue to focus on translating deep domain expertise and thought leader insights into a fundamental, thesis-driven healthcare portfolio with a favorable risk / reward profile.

MARKET OVERVIEW

Passage of the $1.9T COVID-19 stimulus package during the quarter was enough to rally the major indices to all-time record highs while rising interest rate fears and the economic reopening narrative drove sector rotation. Vaccine rollout materially ramped up in the quarter with over 100 million doses administered in the US. At this rate, it is expected the majority of the US population will be vaccinated in the coming months, fully enabling economic reopening.

The halo effect from the development of science-driven solutions to the global pandemic helped propel the biotech sector to its mid-February 2021 peak while sector rotation and potential policy headwinds precipitated the sharp correction. In early March 2021, the S&P Biotechnology Select Industry Index was down more than 10% in a single week, marking one of its worst declines in the past decade and the largest since COVID-19 lockdowns in March 2020. Qualitatively, we observed high flying ’story stocks’ (including many preclinical companies with speculative multi-billion-dollar valuations) selling off significantly while several robust revenue and cash flow growth companies (especially those with strong financial metrics trading at nearly half of the broad market multiple) caught a bid. We expect fundamental factors will continue to assert themselves in the coming quarters and become the primary driver of individual stock performance in the sector as the tidal wave of liquidity begins to dissipate. Providing clear scientific and medical benefits to patients has been a central pillar of Western Medicine since the days of antiquity. Early Greek medical texts describe the “Hippocratic Oath,” a pledge for physicians to prescribe only beneficial treatments and refrain from causing harm to patients. Contemporary physicians, regulators and healthcare reimbursement authorities continue to follow the spirit of this pledge and place significant emphasis on ‘value to patients’ as evidenced by rigorous, well-designed clinical studies. True medical breakthroughs are defined by compelling data, not theoretical narratives, and tend to converge with valuations over time.

FUND OVERVIEW

The Fund constructs the portfolio across three thematic buckets 1) disruptive life sciences innovators, 2) robust cash flow / revenue growth companies, and 3) direct funding of promising companies through private placements, IPOs or other structured transactions. Deep fundamental due diligence and thought leader insights provide the basis for each investment thesis. The collaboration with LifeSci Partners Global network helps highlight differentiated solutions for critical unmet medical needs. Among the broad universe of therapy areas, particular attention is focused on oncology pioneers based on strong fundamentals: 1) there is substantial unmet need for patients with untreatable cancers, 2) foundational advances in genetics and cancer biology have increased the quality and specificity of novel oncology therapeutic candidates, 3) regulators have been generally consistent with approval requirements and often work closely with sponsors and 4) clear value to patients provides solid foundation for premium reimbursement. During the recent quarter, the FDA approved the first cell-based immunotherapy, idecabtagene vicleucel (ide-cel, Abecma), for patients with multiple myeloma, a form of blood cancer. The approval was based on robust clinical data showing high response rates in difficult to treat, late-stage patients. Bristol Myers (NYSE: BMY) and Bluebird Bio (NASDAQ: BLUE), both of which have been reported as Fund holdings in recent filings, announced list pricing of Abecma would be $419,500 per patient annually reflecting the material benefit to patients with limited or no other therapeutic alternatives. Translation of high-quality science into FDA-approved therapies with premium reimbursement highlights the potential win-win to provide value to patients as well as shareholders of the Fund.

The Fund remains an active participant in the capital markets activity that enables life science innovators to move forward. During the first quarter of 2021, the Fund participated in several direct funding transactions that placed capital on the balance sheets of disruptive innovators.

OUTLOOK

Fundamentals for the life sciences sector remain attractive as 1) disruptive innovations generally have pricing power (especially breakthrough therapeutics treating critical unmet medical needs), 2) balance sheets are very strong following record capital markets activity in 2020 and 3) healthcare utilization is expected to rebound as the economy fully reopens. Remarkably, in 1Q 2021 there were 139 biotechnology transactions raising $17 billion compared to 59 raising $9 billion in 1Q 2020, which was a record year. We see significant potential for value creation through a life sciences innovation boom as the record capital markets activity converges with leading science to address unmet medical needs.

Sincerely,

Mark Charest, Ph.D.

Founding Partner and Portfolio Manager

LifeSci Fund Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the 2021 YTD period ended 3/31/21, fiscal year ended 3/31/21 and annualized for the period since inception through 3/31/21, as compared to the Benchmark Index, were as follows:

	2021 YTD Ended	Fiscal Year Ended	Since Inception
	3/31/2021	3/31/2021	(11/29/2019)
Class I	1.83%	67.02%	41.79%
Class A	1.77%	66.70%	41.59%
Class A with Sales Charge	-4.07%	57.15%	35.46%
Class C	1.64%	66.38%	41.39%
S&P Biotechnology Select Industry	-3.61%	75.20%	32.27%
Total Return Index (1)

(1)	The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index (S&P TMI). The S&P TMI tracks all the U.S. common stocks listed on the NYSE, NYSE American, NASDAQ National Market and NASDAQ Small Cap exchanges. The Biotech Index is a modified equal weight index and typically consists of approximately 70 companies.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4795-NLD-5/10/2021

March 31, 2021

Dear AlphaCentric Municipal Opportunities Fund (“Fund”) Investor:

The fiscal year ended March 31, 2021 was extremely positive for the municipal bond market and especially for the Fund. After a very rocky first quarter in 2020 due to COVID-19, the municipal market has roared back with a vengeance. The 12 months ended March 31, 2021, have seen unprecedented bailouts from the federal government not only for individuals but for many businesses and even state and local governments. These bailouts helped state and local governments, the main issuers of municipal bonds, maintain their already strong credit profile. Additionally, 2020 brought in a new Presidential administration which has promised to raise taxes to significantly higher levels. This promise has led to even stronger performance for municipal bonds since the election as the demand for municipal bonds has remained at historical levels since the election.

The Municipal Bond market has experienced one of its best relative performance years ever as the Bloomberg Barclays US Treasury index returned (4.43%) versus 5.51% for the Bloomberg Barclays US Municipal Bond Index. The massive issuance of Treasury bonds to fund the trillions of dollars of COVID-19 relief along with the emergence of inflationary fears drove Treasury yields higher while the promise of higher taxes benefited municipal bond yields. As investors were selling treasuries at levels not seen in a long time, municipal bond buyers were flooding the market with cash creating a huge demand for tax-free bonds.

The Fund’s strategy of focusing on COVID-19 related credits trading at wide spreads and closed-end funds yielding above 5% and trading at wide discounts led to a strong fiscal year. The Fund’s Class I shares had a total return of 8.67% versus 5.51% for the Bloomberg Barclays Municipal Bond Index. The trillions of dollars thrown at state and local governments along with various industries hard hit by COVID-19 strengthened their credit profiles. As the credit profiles strengthened, credit spreads narrowed dramatically, leading to strong outperformance for the Fund. The Fund’s investment in closed end funds added to the outperformance by providing a high level of tax-exempt income in a relatively safe diversified structure.

Looking forward, we expect the demand for municipal bonds to remain strong adding to the outperformance experienced so far. The daily promises of higher taxes will likely add to the already strong cash inflow by investors. Additionally, the dwindling fear of credit weakening due to bailouts should wipe away any hesitancy left over from last year and drive credit spreads narrower. Based on these two factors along with the expectation that municipal issuance is likely to be lower in 2021 versus 2020, we would expect municipal bonds to perform well going forward.

Sincerely,

Mount Lucas Management LP

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the 2021 YTD period ended 3/31/21, fiscal year ended 3/31/21 and annualized for the period since inception through 3/31/21, as compared to the Benchmark Index, were as follows:

	2021 YTD Ended 3/31/2021	Fiscal Year Ended 3/31/2021	Since Inception (12/31/2019)
Class I	1.30%	8.67%	7.14%
Class A	1.25%	8.70%	6.91%
Class A with Sales Charge	-3.59%	3.52%	2.81%
Class C	1.23%	8.37%	6.90%
Bloomberg Barclays Municipal Bond Index	-0.35%	5.51%	3.86%
TR Value Unhedged USD (1)

(1)	Bloomberg Barclays Municipal Bond Index TR Value Unhedged covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 4776-NLD-5/5/2021

AlphaCentric Income Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmark:

				Annualized
		Annualized Three	Annualized	Since Inception *** -
	One Year	Years	Five Years	March 31, 2021
Class A (IOFAX)	47.46%	2.64%	6.31%	7.25%
Class A (IOFAX) with 4.75% load	40.40%	0.99%	5.29%	6.35%
Class C (IOFCX)	46.29%	1.87%	5.51%	6.45%
Class I (IOFIX)	47.76%	2.90%	6.59%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index **	0.71%	4.65%	3.10%	3.13%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2021. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus and supplemented on August 21, 2020, were 1.93%, 2.68% and 1.68% for the Fund’s Class A, Class C, and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus were 1.75%, 2.50% and 1.50% for the Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments.

***	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Non-Agency Residential Mortgage Backed Securities	91.8%
Exchange Traded Funds	4.8%
Real Estate Investment Trusts	1.5%
Asset Backed Securities	0.1%
Other / Cash & Cash Equivalents	1.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Premium Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmarks:

				Annualized	Annualized
		Annualized	Annualized	Since Inception + -	Since Inception ++ -
	One Year	Three Years	Five Years	March 31, 2021	March 31, 2021
Class A (HMXAX) without load	14.17%	17.55%	—	9.56%	—
Class A (HMXAX) with 5.75% load	7.61%	15.26%	—	8.12%	—
Class C (HMXCX)	13.29%	16.89%	—	8.91%	—
Class I (HMXIX) +++	14.43%	17.83%	9.47%	—	11.21%
S&P 500 Total Return Index **	56.35%	16.78%	16.29%	16.65%	15.46%
IQ Hedge Long/Short Beta Total Return Index ***	28.13%	14.30%	11.83%	12.50%	8.50%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2021. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus were 3.19%, 3.94% and 2.94% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus were 2.33%, 3.04%, and 2.05% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	IQ Hedge Long/Short Beta Total Return Index was launched in March 2007 as the market’s first family of hedge fund replication indexes. This suite of indexes serves as the basis for IndexIQ’s other hedge fund replication indexes, which themselves underlie IndexIQ’s hedge fund replication ETFs and mutual fund.

+	The AlphaCentric Premium Opportunity Fund Class A and Class C commenced operations on September 30, 2016.

++	The AlphaCentric Premium Opportunity Fund Class I, formerly a private Fund, commenced operations on August 31, 2011.

+++	The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on August 31, 2011. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type *	% of Net Assets
Money Market Funds	71.5%
U.S. Government Treasury Obligations	9.3%
Mutual Fund	2.3%
Purchased Options	0.7%
Written Options	(0.5)%
Other / Cash & Cash Equivalents	16.7%
100.0%

*   Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Robotics and Automation Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmarks:

		Annualized	Annualized
		Three	Since Inception + -
	One Year	Years	March 31, 2021
Class A (GNXAX) without load	77.05%	12.11%	16.48%
Class A (GNXAX) with 5.75% load	66.83%	9.93%	14.69%
Class C (GNXCX)	75.72%	11.27%	15.62%
Class I (GNXIX)	77.45%	12.38%	16.79%
S&P 500 Total Return Index **	56.35%	16.78%	16.10%
MSCI AC World Index (TR Gross) ***	55.31%	12.66%	12.82%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2021. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus for the Fund’s period of operation are 2.19%, 2.94% and 1.94% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2020 prospectus for the Fund’s period of operation are 1.66%, 2.41% and 1.41% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI AC World Index (TR Gross) represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

+	The AlphaCentric Robotics and Automation Fund Class A, Class C and Class I commenced operations on May 31, 2017.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	93.9%
Investment Purchased as Securities Lending Collateral	9.4%
Liabilities In Excess Of Other Assets	(3.3)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Symmetry Strategy Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmarks:

				Annualized	Annualized
		Annualized	Annualized	Since Inception + -	Since Inception ++ -
	One Year	Three Years	Five Years	March 31, 2021	March 31, 2021
Class A (SYMAX) without load	19.11%	—	—	3.15%	—
Class A (SYMAX) with 5.75% load	12.31%	—	—	(0.50)%	—
Class C (SYMCX)	18.10%	—	—	2.39%	—
Class I (SYMIX) +++	19.37%	0.06%	0.10%	—	2.71%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index **	0.12%	1.49%	1.19%	0.89%	0.92%
MSCI World/Barclays U.S. Aggregate Bond Blended Index ***	29.33%	8.74%	8.23%	12.13%	5.98%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2021. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 2.59%, 3.34% and 2.34% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2020 prospectus are 2.33%, 3.08% and 2.08% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

***	MSCI World/Barclays U.S. Aggregate Bond Blended Index reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomber Barclays

U.S. Aggregate Bond Index.

+	The AlphaCentric Symmetry Strategy Fund Class A, Class C commenced operations on August 8, 2019.

++	The AlphaCentric Symmetry Strategy Fund Class I, formerly a private Fund, commenced operations on September 1, 2014.

+++	The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s Sub-Advisor was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type *	% of Net Assets
Common Stocks	41.1%
Exchange Traded Funds	26.7%
Short-term Investment	8.2%
Other Assets Less Liabilities	24.0%
100.0%

*   Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric LifeSci Healthcare Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmarks:

		Since Inception + -
	One Year	March 31, 2021
Class A (LYFAX) without load	66.70%	41.59%
Class A (LYFAX) with 5.75% load	57.15%	35.46%
Class C (LYFCX)	66.38%	41.39%
Class I (LYFIX)	67.02%	41.79%
S&P 500 Total Return Index **	56.35%	21.33%
S&P Biotechnology Select Industry Total Return Index ***	75.20%	32.27%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2021. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 2.61%, 3.36% and 2.36% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 1.73%, 2.48% and 1.48% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	S&P Biotechnology Select Industry Total Return Index are designed to measure the performance of narrow GICS® sub-industries. The Index comprises stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

+	The AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	94.5%
Short-term Investment	0.7%
Other / Cash & Cash Equivalents	4.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Municipal Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

The Fund’s performance figures* for the periods ended March 31, 2021, compared to its benchmarks:

		Since Inception + -
	One Year	March 31, 2021
Class A (MUNAX) without load	8.70%	6.91%
Class A (MUNAX) with 4.75% load	3.52%	2.81%
Class C (MUNCX)	8.37%	6.90%
Class I (MUNIX)	8.67%	7.14%
Bloomberg Barclays Municipal Bond Index Total Return Value Unhedged USD **	5.51%	3.86%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2021. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.50%, 2.25% and 1.25% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 1.59%, 2.34% and 1.34% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2020 prospectus are 1.58%, 2.33% and 1.33% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Barclays Municipal Bond Index Total Return Value Unhedged USD covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

+	The AlphaCentric Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type *	% of Net Assets
Municipal Bonds	52.8%
Closed End Funds	30.9%
Exchange Traded Funds	11.9%
Other / Cash & Cash Equivalents	4.4%
100.0%

*   Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 0.1%
4,656,510	Amur Finance VI LLC, 144A ** ^ (Cost $4,649,427)	8.000	12/20/2024	$2,503,872

	EXCHANGE TRADED FUNDS - 4.8%
	FIXED INCOME - 4.8%
980,000	iShares MBS ETF			106,251,600
1,275,000	Vanguard Mortgage-Backed Securities ETF			68,046,750
	TOTAL EXCHANGE TRADED FUNDS (Cost $177,669,850)			174,298,350

	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8%
1,095,031	ABFC 2004-OPT4 Trust, 1M Libor + 2.70%	2.809	7/25/2033	1,121,573
1,955,532	ABFC 2004-OPT4 Trust, 1M Libor + 1.77%	1.879	12/25/2033	1,896,814
5,353,030	ABFC 2005-HE1 Trust, 1M Libor + 1.05%	1.159	3/25/2035	4,772,214
4,146,359	ABFC 2005-WMC1 Trust, 1M Libor + 0.89%	0.994	6/25/2035	3,711,507
4,629,225	ABFC 2007-NC1 Trust, 1M Libor + 1.00%, 144A	1.109	5/25/2037	3,777,393
3,298,335	ABFS Mortgage Loan Trust 2002-2, (B)	3.792	7/15/2033	2,644,927
4,018,410	ABFS Mortgage Loan Trust 2002-3, (B)	5.902	9/15/2033	3,135,951
1,655,714	ABFS Mortgage Loan Trust 2003-2 (A), 144A	8.000	4/25/2034	678,281
568,513	ACE Securities Corp Home Equity Loan Trust Series 2004-FM2, 1M Libor + 2.03%	2.134	6/25/2034	551,667
1,628,178	ACE Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.78%	2.884	11/25/2034	1,935,038
4,849,455	ACE Securities Corp Home Equity Loan Trust Series 2004-HE4, 1M Libor + 1.95%	2.059	12/25/2034	3,168,057
1,080,112	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 1M Libor + 1.32%	1.429	1/25/2035	958,470
678,000	ACE Securities Corp Home Equity Loan Trust Series 2004-SD1, 1M Libor + 4.13%	4.234	11/25/2033	681,669
4,087,277	ACE Securities Corp Home Equity Loan Trust Series 2005-HE2, 1M Libor + 1.85%	1.954	4/25/2035	3,114,512
2,417,000	ACE Securities Corp Home Equity Loan Trust Series 2005-SD2, 1M Libor + 3.00%	4.609	8/25/2040	1,829,761
2,668,110	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP3, 1M Libor + 0.28%	0.529	6/25/2036	2,699,286
4,137,325	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP4, 1M Libor + 0.29%	0.544	8/25/2036	4,043,868
22,447,372	ACE Securities Corp Home Equity Loan Trust Series 2006-OP1, 1M Libor + 0.28%	0.529	4/25/2036	19,639,430
5,818,367	Adjustable Rate Mortgage Trust 2005-2, 1M Libor + 1.35%	1.459	6/25/2035	4,047,858
235,677	Adjustable Rate Mortgage Trust 2005-3, (A)	2.785	7/25/2035	200,512
3,712,708	Aegis Asset Backed Securities Trust 2005-5, 1M Libor +0.45%	0.784	12/25/2035	3,421,465
3,433,143	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-2, 1M Libor + 3.00%	3.109	6/25/2034	3,438,357
833,937	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-4, 1M Libor + 5.25%	5.359	10/25/2034	825,052
21,320,000	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2005-4, 1M Libor + 0.50%	0.859	10/25/2035	17,063,660
1,154,833	Alternative Loan Trust 2004-J9, 1M Libor + 2.78%	2.884	10/25/2034	838,040
972,654	Alternative Loan Trust 2006-OA22, 1M Libor + 0.24%	0.349	2/25/2047	780,371
9,284,251	American Home Mortgage Assets Trust 2006-1, 1M Libor + 0.38%	0.489	3/25/2046	6,850,226
3,607,916	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 4.50%	4.609	5/25/2034	3,160,872
2,199,965	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 2.70%	2.809	5/25/2034	2,179,439
2,722,790	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.92%	2.029	9/25/2034	2,307,448
2,409,578	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.80%	1.909	9/25/2034	2,263,249
2,907,002	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R9, 1M Libor + 2.10%	2.209	10/25/2034	2,232,275
2,351,672	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 1M Libor + 2.10%	2.209	11/25/2034	2,282,121
8,475,187	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R1, 1M Libor + 1.50%	1.609	3/25/2035	7,903,417
3,334,138	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.83%	1.939	7/25/2035	2,912,962
6,000,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.05%	1.159	7/25/2035	5,306,532
10,447,360	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R6, 1M Libor + 1.15%	1.834	8/25/2035	6,630,927
9,496,577	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R7, 1M Libor + 0.73%	1.204	9/25/2035	7,571,776
1,156,936	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 1.45%	2.284	1/25/2036	952,687
26,084,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 0.69%	1.144	1/25/2036	21,554,988
8,092,683	Ameriquest Mortgage Securities Trust 2006-R1, 1M Libor + 0.56%	0.669	3/25/2036	8,053,297
4,999,158	Ameriquest Mortgage Securities Trust 2006-R2, 1M Libor + 0.49%	0.599	4/25/2036	4,632,325
2,787	Amresco Residential Securities Corp Mortgage Loan Trust 1999-1, 1M Libor + 1.85%	1.959	11/25/2029	2,764
36,748,917	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2005-W2, 1M Libor + 0.53%	0.904	10/25/2035	33,021,224
21,347,516	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2005-W5, 1M Libor + 0.46%	0.799	1/25/2036	21,843,184
5,281,447	Argent Securities Trust 2006-W1, 1M Libor + 0.41%	0.724	3/25/2036	6,326,414
1,649,838	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE3, 1M Libor + 6.00%	6.106	6/15/2033	1,786,367
27,237,102	Asset Backed Securities Corp Home Equity Loan Trust Series MO 2006-HE6, 1M Libor + 0.23%	0.339	11/25/2036	27,850,868
17,765,000	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE8, 1M Libor + 0.64%	1.069	11/25/2035	15,998,351
7,500,000	Asset Backed Securities Corp Home Equity Loan Trust Series OOMC 2006-HE5, 1M Libor + 0.28%	0.389	7/25/2036	6,617,042
3,181,922	Asset Backed Securities Corp Home Equity Loan Trust Series WMC 2005-HE5, 1M Libor + 1.05%	1.159	6/25/2035	1,087,309
3,778,100	Asset-Backed Pass-Through Certificates Series 2004-R12, 1M Libor + 1.89%	1.999	1/25/2035	3,460,132
7,500,000	Asset-Backed Pass-Through Certificates Series 2005-R4, 1M Libor + 1.80%	1.909	7/25/2035	6,658,702
1,345,234	Banc of America Funding 2004-B Trust, (A)	2.587	12/20/2034	1,173,925

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
6,791,439	Banc of America Funding 2006-G Trust, 1M Libor + 0.48%	0.591	7/20/2036	$9,290,070
2,967,063	Banc of America Mortgage 2004-K Trust, (A)	2.839	12/25/2034	2,245,172
5,459,000	Bayview Financial Mortgage Pass-Through Trust 2006-A, 1M Libor + 2.48%	2.584	2/28/2041	5,529,093
2,276,165	Bear Stearns ALT-A Trust 2004-6, 1M Libor + 2.85%	2.959	7/25/2034	2,568,189
29,895	Bear Stearns ARM Trust 2003-8, (A)	2.375	1/25/2034	28,882
473,359	Bear Stearns ARM Trust 2004-7, (A)	2.625	10/25/2034	483,590
2,979,718	Bear Stearns Asset Backed Securities I Trust 2004-HE11, 1M Libor + 2.55%	2.659	12/25/2034	2,220,793
4,020,926	Bear Stearns Asset Backed Securities I Trust 2005-CL1, 1M Libor + 0.63%	1.063	9/25/2034	2,978,151
2,727,567	Bear Stearns Asset Backed Securities I Trust 2005-HE1, 1M Libor + 2.33%	2.434	1/25/2035	2,735,486
2,513,233	Bear Stearns Asset Backed Securities I Trust 2005-HE4, 1M Libor + 1.88%	1.984	4/25/2035	2,465,966
9,897,402	Bear Stearns Asset Backed Securities I Trust 2005-HE9, 1M Libor + 1.20%	1.909	10/25/2035	9,151,234
1,208,386	Bear Stearns Asset Backed Securities I Trust 2005-HE10, 1M Libor + 1.05%	1.159	11/25/2035	1,186,422
30,792,628	Bear Stearns Asset Backed Securities I Trust 2006-HE9, 1M Libor + 0.29%	0.399	11/25/2036	27,963,275
3,000,000	Bear Stearns Asset Backed Securities I Trust 2007-HE6, 1M Libor + 1.60%	1.709	8/25/2037	2,780,930
1,288,844	Bear Stearns Asset Backed Securities I Trust 2007-HE7, 1M Libor + 1.75%	1.859	10/25/2037	1,077,722
8,398,000	Bear Stearns Asset Backed Securities I Trust 2007-HE7, 1M Libor + 0.40%	0.509	10/25/2037	6,597,890
2,943,721	Bear Stearns Asset Backed Securities Trust 2006-4, 1M Libor + 0.75%	0.859	10/25/2036	690,471
16,250,000	BNC Mortgage Loan Trust 2007-2, 1M Libor + 0.29%	0.399	5/25/2037	13,486,106
14,219,510	Carrington Mortgage Loan Trust Series 2005-NC5, 1M Libor + 0.52%	0.889	10/25/2035	12,378,617
45,368,500	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.30%	0.409	7/25/2036	34,167,911
11,328,589	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.25%	0.359	4/25/2036	9,975,816
4,200,013	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.15%	0.259	4/25/2036	4,074,998
3,296,901	Carrington Mortgage Loan Trust Series 2006-FRE2, 1M Libor + 0.25%	0.359	10/25/2036	2,906,602
24,526,000	Carrington Mortgage Loan Trust Series 2006-NC1, 1M Libor + 0.42%	0.529	1/25/2036	21,631,407
17,962,000	Carrington Mortgage Loan Trust Series 2006-NC2, 1M Libor + 0.27%	0.379	6/25/2036	14,974,246
30,000,000	Carrington Mortgage Loan Trust Series 2006-NC3, 1M Libor + 0.24%	0.349	8/25/2036	25,327,386
8,108,565	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.30%	0.409	10/25/2036	6,965,257
32,364,300	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.24%	0.349	10/25/2036	28,078,814
9,823,000	Carrington Mortgage Loan Trust Series 2006-OPT1, 1M Libor + 0.37%	0.479	2/25/2036	8,504,304
8,615,107	Carrington Mortgage Loan Trust Series 2006-RFC1, 1M Libor + 0.29%	0.544	5/25/2036	7,447,183
13,201,341	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.50%	0.609	2/25/2037	11,277,898
2,992,391	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.26%	0.369	2/25/2037	2,891,196
19,000,000	Carrington Mortgage Loan Trust Series 2007-HE1, 1M Libor + 0.29%	0.399	6/25/2037	15,398,508
13,257,058	Carrington Mortgage Loan Trust Series 2007-RFC1, 1M Libor + 0.26%	0.369	12/25/2036	9,488,901
22,415,000	Carrington Mortgage Loan Trust Series 2007-RFC1, 1M Libor + 0.22%	0.329	10/25/2036	18,745,949
3,774,725	Centex Home Equity Loan Trust 2002-C, 1M Libor + 1.15%	1.259	9/25/2032	3,683,780
219,299	Centex Home Equity Loan Trust 2004-B, 1M Libor + 2.33%	2.434	3/25/2034	3,616
1,903,537	Centex Home Equity Loan Trust 2004-C, 1M Libor + 2.10%	2.209	6/25/2034	557,672
3,747,221	Centex Home Equity Loan Trust 2004-C, 1M Libor + 1.73%	1.834	6/25/2034	3,515,664
278,350	Centex Home Equity Loan Trust 2004-D, 1M Libor + 1.03%	1.654	9/25/2034	289,506
12,568,353	Centex Home Equity Loan Trust 2005-D, 1M Libor + 1.20%	1.909	10/25/2035	12,376,331
17,000,000	Centex Home Equity Loan Trust 2006-A, 1M Libor + 0.37%	0.479	6/25/2036	14,530,334
3,300,000	ChaseFlex Trust Series 2007-2, 1M Libor + 0.44%	0.549	5/25/2037	2,548,773
542,441	CHL Mortgage Pass-Through Trust 2004-6 (A)	5.004	5/25/2034	534,063
81,751,747	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	1.859	12/25/2021	28,774,506
14,454,834	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	1.859	10/25/2037	5,148,849
950,659	Citigroup Mortgage Loan Trust 2005-3 (A)	2.928	8/25/2035	882,137
5,846,490	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.29%	0.399	9/25/2036	6,123,711
2,549,969	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.26%	0.369	9/25/2036	2,364,417
3,000,000	Citigroup Mortgage Loan Trust 2006-HE2, 1M Libor + 0.38%	0.489	8/25/2036	2,542,752
9,464,555	Citigroup Mortgage Loan Trust 2006-NC1, 1M Libor + 0.29%	0.544	8/25/2036	9,198,983
4,584,319	Citigroup Mortgage Loan Trust 2006-WMC1, 1M Libor + 0.62%	0.724	12/25/2035	3,969,231
862,996	Citigroup Mortgage Loan Trust 2007-10, (A)	3.392	9/25/2037	785,782
10,304,089	Citigroup Mortgage Loan Trust 2007-AHL1, 1M Libor + 0.27%	0.379	12/25/2036	10,766,164
5,491,560	Citigroup Mortgage Loan Trust 2007-AMC4, 1M Libor + 0.30%	0.409	5/25/2037	5,543,498
1,532,972	Citigroup Mortgage Loan Trust 2007-WFHE1, 1M Libor + 0.36%	0.469	1/25/2037	1,380,851
9,005,567	Citigroup Mortgage Loan Trust 2007-WFHE2, 1M Libor + 0.65%	0.759	3/25/2037	8,695,900
2,301,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 4.50%	4.609	12/25/2033	2,277,760
1,063,633	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 1.94%	2.044	2/25/2035	1,061,390
2,000,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 1.12%	1.789	7/25/2035	1,985,856
6,302,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 0.28%	0.389	6/25/2037	5,109,740
1,437,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 2.50%	2.609	7/25/2037	1,229,249
1,622,515	Citigroup Mortgage Loan Trust Series 2004-OPT1 Asset Backed Pass-Through Cert, 1M Libor + 2.63%	2.734	10/25/2034	1,484,337
4,090,472	Connecticut Avenue Securities Trust 2018-R07, 1M Libor + 2.40%, 144A	2.509	4/25/2031	4,111,339
3,000,000	Connecticut Avenue Securities Trust 2019-R04, 1M Libor + 5.25%, 144A	5.359	6/25/2039	3,060,261

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
1,250,000	Connecticut Avenue Securities Trust 2019-R05, 1M Libor + 4.10%, 144A	4.209	7/25/2039	$1,258,078
21,750,000	Connecticut Avenue Securities Trust 2019-R06, 1M Libor + 3.75%, 144A	3.859	9/25/2039	21,404,023
5,990,000	Connecticut Avenue Securities Trust 2020-R01, 1M Libor + 3.25%, 144A	3.359	1/25/2040	5,745,618
15,000,000	Connecticut Avenue Securities Trust 2020-R01, 1M Libor + 2.05%, 144A	2.159	1/25/2040	15,045,234
268,247	Connecticut Avenue Securities Trust 2020-R01, 1M Libor + 0.80%, 144A	0.909	1/25/2040	268,299
12,000,000	Connecticut Avenue Securities Trust 2020-R02, 1M Libor + 3.00%, 144A	3.109	1/25/2040	11,318,941
9,750,000	Connecticut Avenue Securities Trust 2020-R02, 1M Libor + 2.00%, 144A	2.109	1/25/2040	9,764,366
3,880,155	Conseco Finance Corp., (A)	7.240	11/15/2028	3,929,505
4,789,139	Conseco Finance Corp., (A)	6.980	9/1/2030	4,520,042
213,008	Countrywide Asset-Backed Certificates, 1M Libor + 5.63%, 144A	5.734	10/25/2032	223,779
330,294	Countrywide Asset-Backed Certificates, 1M Libor + 4.50%, 144A	4.609	11/25/2033	368,735
6,080,000	Countrywide Asset-Backed Certificates, 144A, (B)	5.000	11/25/2035	5,876,949
3,820,729	Countrywide Asset-Backed Certificates, 1M Libor + 1.15%	1.834	12/25/2035	2,748,742
5,195,870	Countrywide Asset-Backed Certificates, 1M Libor + 1.00%	1.609	1/25/2036	4,111,482
3,898,991	Countrywide Asset-Backed Certificates, 1M Libor + 0.73%, 144A	1.204	2/25/2036	3,314,373
3,200,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.73%	0.839	4/25/2036	2,623,025
17,000,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.49%	0.844	4/25/2036	13,199,582
2,458,425	Countrywide Asset-Backed Certificates, 1M Libor + 0.44%	0.769	6/25/2036	2,527,649
3,243,903	Countrywide Asset-Backed Certificates, 1M Libor + 0.39%	0.694	7/25/2036	2,048,832
7,453,854	Countrywide Asset-Backed Certificates, 1M Libor + 0.33%	0.439	3/25/2037	7,543,968
3,013,509	Countrywide Asset-Backed Certificates, 1M Libor + 0.34%	0.449	6/25/2037	2,558,361
22,139,055	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	0.359	6/25/2037	20,412,191
25,426,562	Countrywide Asset-Backed Certificates, 1M Libor + 0.27%	0.379	11/25/2037	21,932,566
11,542,293	Countrywide Asset-Backed Certificates, 1M Libor + 0.23%	0.339	5/25/2047	9,181,681
18,581,581	Countrywide Asset-Backed Certificates, 1M Libor + 0.26%	0.369	6/25/2047	15,344,109
8,588,532	Countrywide Asset-Backed Certificates, 1M Libor + 0.26%	0.369	6/25/2047	8,369,215
27,376,832	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	0.359	6/25/2047	24,549,917
1,238,572	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 1.50%	3.959	4/25/2034	520,846
1,779,076	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 3.85%	1.609	2/25/2032	1,828,520
1,681,619	Credit-Based Asset Servicing & Securitization LLC,1M Libor + 4.50%, 144A	4.609	3/25/2033	977,226
268,764	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 2.85%, 144A	2.959	10/25/2034	261,271
2,958,090	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.20%, 144A	1.909	7/25/2035	1,621,130
2,000,000	Credit-Based Asset Servicing & Securitization LLC, lM Libor + 0.69%	1.144	7/25/2035	1,893,804
3,943,000	Credit-Based Asset Servicing & Securitization LLC, 144A (B)	6.000	9/25/2035	3,765,038
1,623,466	Credit-Based Asset Servicing & Securitization LLC, lM Libor + 0.44%	0.778	12/25/2035	954,717
3,524,565	Credit-Based Asset Servicing & Securitization LLC, 144A, (B)	7.250	3/25/2046	1,216,755
1,472,472	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, (A)	2.827	10/25/2033	1,222,078
4,125,512	CWABS Asset-Backed Certificates Trust 2004-7, 1M Libor + 2.10%	2.209	10/25/2034	2,173,143
1,270,633	CWABS Asset-Backed Certificates Trust 2004-9, 1M Libor + 1.65%	1.759	11/25/2034	1,043,386
2,332,797	CWABS Asset-Backed Certificates Trust 2005-1, 1M Libor + 1.40%	2.209	7/25/2035	1,797,194
1,949,355	CWABS Asset-Backed Certificates Trust 2005-11, 1M Libor + 0.72%	1.189	2/25/2036	1,199,426
22,605,955	CWABS Asset-Backed Certificates Trust 2005-14, 1M Libor + 0.78%	1.279	4/25/2036	21,771,232
5,936,981	CWABS Asset-Backed Certificates Trust 2005-16, 1M Libor + 0.76%	0.869	5/25/2036	2,677,013
5,477,486	CWABS Asset-Backed Certificates Trust 2006-7, 1M Libor + 0.28%	0.389	4/25/2046	5,351,537
26,400,000	CWABS Asset-Backed Certificates Trust 2007-11, 1M Libor + 0.30%	0.409	6/25/2047	22,378,543
6,800,000	CWABS Asset-Backed Certificates Trust 2007-11, 1M Libor + 0.30%	0.409	6/25/2047	5,559,663
17,953,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	1.079	8/25/2047	14,144,190
4,000,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	1.079	8/25/2047	3,151,206
9,916,000	CWABS Asset-Backed Certificates Trust 2007-13, 1M Libor + 1.50%	1.609	10/25/2047	8,697,508
1,659,647	Delta Funding Home Equity Loan Trust 1997-3	7.650	10/25/2028	1,588,981
1,494,206	Delta Funding Home Equity Loan Trust 1999-1, (A)	6.800	3/15/2028	1,396,765
1,707,339	Delta Funding Home Equity Loan Trust 1999-2	7.370	8/15/2030	1,233,507
985,838	Delta Funding Home Equity Loan Trust 2000-3, (B)	8.390	11/15/2030	926,334
7,103,576	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, 1M Libor + 0.30%	0.409	4/25/2036	7,152,082
771,634	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2006-PR1, 1M Libor + 0.35%, 144A	0.456	4/15/2036	614,928
2,042,582	DSLA Mortgage Loan Trust 2004-AR1, 1M Libor + 1.13%	1.235	9/19/2044	1,324,131
11,250,000	Ellington Loan Acquisition Trust 2007-1, 1M Libor + 2.10%, 144A	2.209	5/25/2037	10,917,142
19,156,000	Ellington Loan Acquisition Trust 2007-1, 1M Libor + 1.60%, 144A	1.709	5/25/2037	18,935,026
4,245,000	EMC Mortgage Loan Trust, 1M Libor + 3.38%, 144A	3.493	1/25/2041	3,488,897
12,135,222	Encore Credit Receivables Trust 2005-2, 1M Libor + 0.98%	1.084	11/25/2035	11,789,282
10,446,816	Encore Credit Receivables Trust 2005-3, 1M Libor + 1.76%	1.864	10/25/2035	10,831,006
6,708,033	Encore Credit Receivables Trust 2005-4, 1M Libor + 1.05%	1.159	1/25/2036	5,914,742
2,280,535	EquiFirst Mortgage Loan Trust 2004-2, 1M Libor + 5.10%	5.209	10/25/2034	2,109,095

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
1,782,268	EquiFirst Mortgage Loan Trust 2005-1, 1M Libor + 1.80%	1.909	4/25/2035	$1,766,132
4,272,268	Equity One Mortgage Pass-Through Trust 2003-3 (A)	4.750	12/25/2033	3,688,796
14,885,119	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.00%, 144A	3.109	7/25/2024	14,730,927
6,506,643	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.90%	5.009	11/25/2024	6,703,990
12,200,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 5.50%, 144A	5.609	9/25/2029	13,220,968
1,396,991	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.65%, 144A	3.759	9/25/2029	1,440,157
4,502,764	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.00%	3.109	10/25/2029	4,621,755
8,557,741	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.85%	2.959	11/25/2029	8,699,561
2,445,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.45%	4.559	2/25/2030	2,558,558
2,237,348	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.50%	2.609	5/25/2030	2,258,446
15,000,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.00%	4.109	8/25/2030	15,237,732
8,500,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.50%	4.609	12/25/2030	8,891,920
8,319,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.25%, 144A	4.359	1/25/2031	8,526,883
9,850,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.10%	4.209	3/25/2031	9,967,964
5,250,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.75%	3.859	3/25/2031	5,296,973
2,112,624	FFMLT Trust 2004-FF3, 1M Libor + 2.40%	2.509	11/25/2034	2,152,222
7,370,094	FFMLT Trust 2005-FF2, 1M Libor + 1.05%	1.039	11/25/2035	6,536,577
9,412,188	FFMLT Trust 2005-FF11, 1M Libor + 0.93%	1.159	3/25/2035	8,889,430
1,724,282	Finance America Mortgage Loan Trust 2004-3, 1M Libor + 1.65%	1.759	11/25/2034	1,627,399
12,736,957	Finance of America Structured, 144A	2.000	3/25/2069	13,723,725
13,553,417	Finance of America Structured, 144A	2.000	11/25/2069	14,026,683
1,883,549	First Franklin Mortgage Loan Trust 2003-FF4, 1M Libor + 2.48%	2.584	10/25/2033	1,629,390
1,764,933	First Franklin Mortgage Loan Trust 2004-FF2, 1M Libor + 1.88%	1.984	3/25/2034	1,782,130
843,880	First Franklin Mortgage Loan Trust 2004-FF4, 1M Libor + 2.25%	2.359	6/25/2034	846,800
2,656,367	First Franklin Mortgage Loan Trust 2004-FF7, (B)	5.500	9/25/2034	2,601,611
1,578,807	First Franklin Mortgage Loan Trust 2004-FF10, 1M Libor + 2.33%	2.434	5/25/2034	1,403,893
4,742,661	First Franklin Mortgage Loan Trust 2004-FFH2, 1M Libor + 1.58%	1.684	6/25/2034	4,555,062
3,626,154	First Franklin Mortgage Loan Trust 2005-FF5, 1M Libor + 1.20%	1.309	5/25/2035	2,924,128
19,923,656	First Franklin Mortgage Loan Trust 2005-FF9, 1M Libor + 0.54%	0.919	10/25/2035	20,859,386
4,312,840	First Franklin Mortgage Loan Trust 2005-FFH2, 1M Libor + 1.05%, 144A	1.159	4/25/2035	4,051,371
12,473,000	First Franklin Mortgage Loan Trust 2006-FF1, 1M Libor + 0.46%	0.799	1/25/2036	11,788,616
1,417,005	First Franklin Mortgage Loan Trust 2006-FF3, 1M Libor + 0.59%	0.694	2/25/2036	1,075,482
11,730,881	First Franklin Mortgage Loan Trust 2006-FF4, 1M Libor + 0.36%	0.649	3/25/2036	10,133,256
3,860,000	First Franklin Mortgage Loan Trust 2006-FF5, 1M Libor + 0.27%	0.514	4/25/2036	3,140,605
2,474,631	First Franklin Mortgage Loan Trust 2006-FF7, 1M Libor + 0.25%	0.484	5/25/2036	1,471,465
5,242,561	First Franklin Mortgage Loan Trust 2006-FF9, 1M Libor + 0.25%	0.484	6/25/2036	5,345,945
4,000,000	First Franklin Mortgage Loan Trust 2006-FF9, 1M Libor + 0.25%	0.609	6/25/2036	3,516,986
15,000,000	First Franklin Mortgage Loan Trust 2006-FF14, 1M Libor + 0.31%	0.419	10/25/2036	12,871,664
4,120,000	First Franklin Mortgage Loan Trust 2006-FF15, 1M Libor + 0.31%	0.419	11/25/2036	3,558,589
10,585,954	Freddia Mac STACR REMIC Trust 2019-HQA4, 1M Libor + 2.05%, 144A	2.159	11/25/2049	10,626,629
3,883,000	Freddie Mac STACR REMIC Trust 2020-DNA1, 1M Libor + 5.25%, 144A	5.359	1/25/2050	3,667,577
26,300,000	Freddie Mac STACR REMIC Trust 2020-DNA2, 1M Libor + 2.50%, 144A	2.609	2/25/2050	25,893,331
2,849,698	Freddie Mac STACR REMIC Trust 2020-DNA2, 1M Libor + 0.75%, 144A	0.859	2/25/2050	2,852,958
5,750,000	Freddie Mac STACR REMIC Trust 2020-DNA4, 1M Libor + 10.00%, 144A	10.109	8/25/2050	6,758,053
1,100,000	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 5.10%, 144A	5.209	1/25/2050	1,028,480
7,250,000	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 2.35%, 144A	2.459	1/25/2050	7,085,956
4,805,324	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 1.90%, 144A	2.009	1/25/2050	4,816,916
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2, 1M Libor + 7.60%, 144A	7.709	3/25/2050	971,604
23,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2, 1M Libor + 3.10%, 144A	3.209	3/25/2050	23,396,439
5,250,000	Freddie Mac STACR REMIC Trust 2020-HQA4, 1M Libor + 9.40%, 144A	9.509	9/25/2050	5,888,396
4,500,000	Freddie Mac STACR REMIC Trust 2020-HQA4, 1M Libor + 5.25%, 144A	5.359	9/25/2050	4,719,535
3,000,000	Freddie Mac STACR REMIC Trust 2020-HQA4, 1M Libor + 3.15%, 144A	3.259	9/25/2050	3,034,425
1,773,388	Freddie Mac STACR Trust 2019-DNA1, 1M Libor + 2.65%	2.759	1/25/2049	1,791,107
2,000,000	Freddie Mac STACR Trust 2019-DNA2, 1M Libor + 10.50%	10.609	3/25/2049	2,272,060
1,500,000	Freddie Mac STACR Trust 2019-DNA3, 1M Libor + 3.25%	3.359	7/25/2049	1,509,083
6,506,342	Freddie Mac STACR Trust 2019-DNA3, 1M Libor + 2.05%	2.159	7/25/2049	6,519,558
7,617,574	Freddie Mac STACR Trust 2019-HQA2, 1M Libor + 2.05%	2.159	4/25/2049	7,627,516
8,693,518	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M Libor + 2.30%	2.409	9/25/2030	8,732,771
1,421,322	Fremont Home Loan Trust 2004-3, 1M Libor + 1.88%	1.984	11/25/2034	1,266,375
3,085,111	Fremont Home Loan Trust 2004-4, 1M Libor + 1.50%	1.609	3/25/2035	1,651,167
1,524,417	Fremont Home Loan Trust 2004-4, 1M Libor + 1.43%	1.534	3/25/2035	1,366,971
375,966	Fremont Home Loan Trust 2004-4, 1M Libor + 0.92%	1.024	3/25/2035	340,530
934,690	Fremont Home Loan Trust 2004-D, 1M Libor + 0.95%	1.054	11/25/2034	882,821
5,818,559	Fremont Home Loan Trust 2005-1, 1M Libor + 1.80%, 144A	1.909	6/25/2035	2,255,708
12,370,598	Fremont Home Loan Trust 2005-2, 1M Libor + 0.98%	1.084	6/25/2035	9,311,611

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
6,179,523	Fremont Home Loan Trust 2005-A, 1M Libor + 1.05%	1.159	1/25/2035	$4,733,801
4,456,566	Fremont Home Loan Trust 2005-C, 1M Libor + 0.99%	1.099	7/25/2035	2,897,992
3,972,000	Fremont Home Loan Trust 2005-E, 1M Libor + 0.68%	0.784	1/25/2036	3,578,700
8,815,486	GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, 1M Libor + 0.69%	0.799	10/25/2035	8,293,380
2,123,180	GreenPoint Mortgage Funding Trust 2005-HY1, 1M Libor + 0.59%	0.994	7/25/2035	1,927,362
2,779,107	GreenPoint Mortgage Funding Trust Series 2006-AR4, 1M Libor + 0.32%	0.429	9/25/2046	2,592,548
4,921,981	GSAA Home Equity Trust 2004-8, 1M Libor + 1.73%	1.834	9/25/2034	4,656,530
4,034,233	GSAA Home Equity Trust 2004-11, 1M Libor + 1.43%	1.534	12/25/2034	3,576,058
9,305,000	GSAA Home Equity Trust 2005-4, 1M Libor + 1.05%	1.159	3/25/2035	9,492,722
1,663,870	GSAA Home Equity Trust 2005-5, 1M Libor + 2.55%	2.659	2/25/2035	1,288,263
4,830,733	GSAA Home Equity Trust 2005-8, 1M Libor + 0.52%	0.889	6/25/2035	3,977,795
9,491,436	GSAA Trust, 1M Libor + 0.77%	1.264	6/25/2035	6,873,053
20,010,710	GSAA Trust, 1M Libor + 0.57%	0.679	12/25/2035	17,037,034
457,666	GSAMP Trust 2004-NC2, 1M Libor + 3.38%, 144A	3.484	10/25/2034	394,112
4,366,701	GSAMP Trust 2005-AHL2, 1M Libor + 0.44%	0.549	12/25/2035	3,408,597
13,226,000	GSAMP Trust 2005-HE4, 1M Libor + 0.95%	1.054	7/25/2045	10,953,429
5,443,778	GSAMP Trust 2005-HE5, 1M Libor + 0.70%	1.159	11/25/2035	3,180,012
10,918,551	GSAMP Trust 2005-WMC3, 1M Libor + 0.68%	0.784	12/25/2035	9,824,814
32,725,705	GSAMP Trust 2006-HE3, 1M Libor + 0.28%	0.529	5/25/2046	30,953,529
7,143,258	GSAMP Trust 2006-HE5, 1M Libor + 0.30%	0.409	8/25/2036	6,369,498
5,706,725	GSAMP Trust 2006-HE8, 1M Libor + 0.25%	0.359	1/25/2037	4,011,303
2,031,630	GSAMP Trust 2006-SD2, 1M Libor + 0.47%, 144A	0.814	5/25/2046	1,515,613
3,000,000	GSAMP Trust 2007-HSBC1, 1M Libor + 2.25%	2.359	2/25/2047	3,215,779
12,205	GSR Mortgage Loan Trust 2005-7F, 1M Libor + 0.50%	0.609	9/25/2035	11,754
1,869,342	GSRPM Mortgage Loan Trust 2003-1, 1M Libor +4.50%	6.859	1/25/2032	1,845,939
3,214,188	GSRPM Mortgage Loan Trust 2007-1, 1M Libor + 0.40%, 144A	0.509	10/25/2046	3,025,214
1,676,077	GSRPM Mortgage Loan Trust Series 2002-1, 1M Libor + 1.95%, 144A	2.059	11/25/2031	1,687,234
1,060,289	GSRPM Mortgage Loan Trust Series 2004-1, 1M Libor + 3.50%, 144A	5.359	9/25/2042	953,903
2,040,408	HarborView Mortgage Loan Trust 2005-11, 1M Libor + 0.76%	0.870	8/19/2045	1,918,987
1,841,795	HarborView Mortgage Loan Trust 2005-15, 1M Libor + 0.37%	0.851	10/20/2045	1,414,366
1,279,925	HarborView Mortgage Loan Trust 2006-12, 1M Libor + 0.25%	0.360	1/19/2038	1,091,831
1,725,009	Home Equity Asset Trust, 1M Libor + 2.17%	2.279	2/25/2034	1,709,414
4,938,221	Home Equity Asset Trust, 1M Libor + 1.25%	1.354	5/25/2035	4,802,506
2,269,715	Home Equity Asset Trust 2005-6, 1M Libor + 0.71%	1.174	12/25/2035	3,308,309
11,721,540	Home Equity Asset Trust 2005-7, 1M Libor + 0.50%	0.859	1/25/2036	11,428,916
9,621,042	Home Equity Asset Trust 2005-8, 1M Libor + 0.47%	0.814	2/25/2036	10,284,020
8,725,330	Home Equity Asset Trust 2005-9, 1M Libor + 0.44%	0.769	4/25/2036	8,524,738
6,947,232	Home Equity Asset Trust 2006-1, 1M Libor + 0.62%	1.039	4/25/2036	6,996,281
11,337,436	Home Equity Asset Trust 2006-4, 1M Libor + 0.32%	0.589	8/25/2036	11,779,065
9,000,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-A, 1M Libor + 1.95%	2.059	3/25/2035	8,998,677
6,475,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-B, 1M Libor + 1.80%	1.909	8/25/2035	5,550,844
11,200,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-C, 1M Libor + 0.61%	1.024	10/25/2035	7,846,973
15,915,368	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1M Libor + 0.47%	0.814	3/25/2036	12,098,218
7,353,504	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-A, 1M Libor + 0.40%	0.709	3/25/2036	5,373,682
16,666,895	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-B, 1M Libor + 0.36%	0.649	6/25/2036	14,630,537
4,363,797	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-C, 1M Libor + 0.29%	0.399	8/25/2036	3,857,487
885,531	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-A, (A)	6.537	11/25/2030	909,345
4,703,389	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-A, 1M Libor + 2.33%	2.434	7/25/2034	4,226,371
11,599,999	HSI Asset Securitization Corp Trust 2005-OPT1, 1M Libor + 0.68%	0.784	11/25/2035	10,578,453
13,243,000	HSI Asset Securitization Corp Trust 2006-OPT1, 1M Libor + 0.54%	0.649	12/25/2035	10,819,764
2,106,800	HSI Asset Securitization Corp Trust 2006-OPT4, 1M Libor + 0.31%	0.574	3/25/2036	1,922,331
441,161	Impac CMB Trust Series 2004-10, 1M Libor + 0.86%	0.964	3/25/2035	393,520
30,115	IndyMac INDX Mortgage Loan Trust 2004-AR6, (A)	2.906	10/25/2034	29,592
773,291	IXIS Real Estate Capital Trust 2005-HE2, 1M Libor + 1.04%	1.144	9/25/2035	602,512
8,000,000	JP Morgan Mortgage Acquisition Corp 2005-FLD1, 1M Libor + 1.80%	1.909	7/25/2035	7,864,758
8,784,113	JP Morgan Mortgage Acquisition Corp 2005-OPT1, 1M Libor + 1.07%	1.174	6/25/2035	7,939,137
16,317,000	JP Morgan Mortgage Acquisition Corp 2006-FRE1, 1M Libor + 0.43%	0.754	5/25/2035	13,079,537
12,759,465	JP Morgan Mortgage Acquisition Trust 2006-ACC1, 1M Libor + 0.32%	0.429	5/25/2036	9,066,852
5,049,818	JP Morgan Mortgage Acquisition Trust 2006-CH1, 1M Libor + 1.80%	1.909	7/25/2036	4,748,701
2,590,291	JP Morgan Mortgage Acquisition Trust 2006-CW1, 1M Libor + 0.30%	0.559	5/25/2036	2,680,777
10,415,425	JP Morgan Mortgage Acquisition Trust 2006-NC1, 1M Libor + 0.34%	0.619	4/25/2036	8,910,532
4,443,332	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.75%	0.859	1/25/2037	4,155,742
7,553,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.60%	0.709	1/25/2037	6,476,317
5,706,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.53%	0.639	1/25/2037	5,402,982

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
11,493,416	JP Morgan Mortgage Acquisition Trust 2007-CH3, 1M Libor + 0.37%	0.479	3/25/2037	$9,212,967
16,788,000	JP Morgan Mortgage Acquisition Trust 2007-CH4, 1M Libor + 0.29%	0.399	5/25/2037	13,741,722
4,500,000	JP Morgan Mortgage Acquisition Trust 2007-CH5, 1M Libor + 0.28%	0.389	6/25/2037	4,024,452
3,775,845	JP Morgan Mortgage Acquisition Trust 2007-HE1, 1M Libor + 0.26%	0.369	3/25/2047	3,496,778
2,220,154	Long Beach Mortgage Loan Trust 2003-1, 1M Libor + 6.00%	6.109	3/25/2033	2,986,345
1,094,272	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.80%	1.909	9/25/2034	1,144,534
11,143,498	Long Beach Mortgage Loan Trust 2005-3, 1M Libor + 0.71%	0.814	8/25/2045	11,325,951
848,368	MAFI II Remic Trust 1998-A	6.000	2/20/2027	758,202
787,391	MASTR Adjustable Rate Mortgages Trust 2004-5, (A)	2.987	7/25/2034	623,452
743,258	MASTR Alternative Loan Trust 2002-2 (A)	7.099	10/25/2032	125,013
1,689,163	Mastr Asset Backed Securities Trust 2003-OPT2, 1M Libor + 5.78%	5.884	5/25/2033	1,462,639
1,575,958	Mastr Asset Backed Securities Trust 2004-WMC3, 1M Libor + 1.80%	1.909	10/25/2034	1,796,107
404,508	Mastr Asset Backed Securities Trust 2005-NC1, 1M Libor + 2.30%	2.404	12/25/2034	733,086
6,580,492	Mastr Asset Backed Securities Trust 2006-AM3, 1M Libor + 0.26%	0.369	10/25/2036	5,625,235
3,926,571	Mastr Asset Backed Securities Trust 2007-HE1, 1M Libor + 0.30%	0.409	5/25/2037	3,154,292
901,537	Mastr Specialized Loan Trust, 1M Libor + 1.75%, 144A	2.668	7/25/2035	950,084
1,433,187	Mastr Specialized Loan Trust, 1M Libor + 1.25%, 144A	1.359	11/25/2035	931,819
6,439,677	Mastr Specialized Loan Trust, 1M Libor + 1.60%, 144A	2.509	1/25/2036	4,391,059
2,755,788	Mastr Specialized Loan Trust, 1M Libor + 0.65%, 144A	1.084	1/25/2036	2,720,819
5,042,844	Mastr Specialized Loan Trust, 1M Libor + 0.42%	0.529	6/25/2046	4,586,473
1,265,803	Meritage Mortgage Loan Trust 2004-2, 1M Libor + 1.73%	1.834	1/25/2035	1,015,188
4,663,113	Meritage Mortgage Loan Trust 2005-2, 1M Libor + 0.80%	0.904	11/25/2035	4,483,509
17,465,837	Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-H1, 1M Libor + 1.75%	1.859	10/25/2037	15,926,744
3,299,147	Merrill Lynch Mortgage Investors Trust 2002-AFC1, 1M Libor + 3.45%	3.559	9/25/2032	3,361,330
22,325	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1, 12M Libor + 1.63%	1.905	12/25/2032	22,241
138,894	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2, 6M Libor + 1.50%	1.701	2/25/2033	139,950
628,133	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, 1M Libor + 2.18%	2.284	7/25/2034	619,197
2,847,836	Merrill Lynch Mortgage Investors Trust Series 2004-OPT1, 1M Libor + 2.03%	2.134	6/25/2035	2,802,271
1,504,514	Merrill Lynch Mortgage Investors Trust Series 2004-WMC1, 1M Libor + 2.40%	2.509	10/25/2034	1,571,296
5,862,980	Merrill Lynch Mortgage Investors Trust Series 2005-A3, 1M Libor + 0.98%	1.084	4/25/2035	6,097,532
5,792,111	Merrill Lynch Mortgage Investors Trust Series 2005-AR1, 1M Libor +1.01%	1.114	6/25/2036	5,622,525
8,968,054	Merrill Lynch Mortgage Investors Trust Series 2005-WMC2, 1M Libor + 1.05%	1.159	4/25/2036	9,063,770
6,759,000	Merrill Lynch Mortgage Investors Trust Series 2006-HE1, 1M Libor + 0.40%	0.709	12/25/2036	6,404,908
7,384,346	Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, 1M Libor + 0.32%	0.429	3/25/2037	6,884,667
1,500,468	Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, 1M Libor + 0.26%	0.369	3/25/2037	1,392,912
379,291	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-A, 1M Libor + 1.01%	1.114	3/25/2030	299,516
4,047,763	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1, (A)	2.107	2/25/2036	2,967,761
4,173,609	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.88%	1.984	11/25/2034	3,788,388
408,278	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.58%	1.684	11/25/2034	385,407
1,467,565	Morgan Stanley ABS Capital I Inc Trust 2004-WMC2, 1M Libor + 5.25%	5.359	7/25/2034	1,937,193
293,209	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.65%	1.759	1/25/2035	35,853
1,932,721	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.35%	1.459	1/25/2035	1,908,750
13,317,481	Morgan Stanley ABS Capital I Inc Trust 2005-HE4, 1M Libor + 0.89%	0.994	7/25/2035	12,152,634
1,887,148	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 1M Libor + 0.98%	1.084	2/25/2035	1,526,245
4,315,409	Morgan Stanley ABS Capital I Inc Trust 2005-WMC3, 1M Libor + 1.07%	1.174	3/25/2035	3,726,174
5,572,934	Morgan Stanley ABS Capital I Inc Trust 2005-WMC5, 1M Libor + 1.80%	1.909	6/25/2035	2,004,778
2,694,588	Morgan Stanley ABS Capital I Inc Trust 2005-WMC6, 1M Libor + 1.07%	1.174	7/25/2035	2,434,425
10,466,154	Morgan Stanley ABS Capital I Inc Trust 2006-NC1, 1M Libor + 0.42%	0.739	12/25/2035	9,476,872
3,683,627	Morgan Stanley ABS Capital I Inc Trust 2006-WMC1, 1M Libor + 0.38%	0.679	12/25/2035	3,385,738
1,910,543	Morgan Stanley ABS Capital I Inc Trust 2007-HE6, 1M Libor + 0.26%	0.369	5/25/2037	5,132,509
11,213,814	Morgan Stanley ABS Capital I Inc Trust 2007-HE6, 1M Libor + 0.25%	0.359	5/25/2037	10,346,718
10,150,900	Morgan Stanley Capital I Inc Trust 2006-HE1, 1M Libor + 0.37%	0.664	1/25/2036	8,677,580
1,642,790	Morgan Stanley Dean Witter Capital I Inc Trust 2003-NC2, 1M Libor + 5.63%	5.734	2/25/2033	1,656,060
5,308,259	Morgan Stanley Home Equity Loan Trust 2005-2, 1M Libor + 1.07%	1.174	5/25/2035	4,276,132
91,429	Morgan Stanley Mortgage Loan Trust 2004-7AR, (A)	2.568	9/25/2034	91,774
1,500,000	Multifamily Connecticut Avenue Securities Trust 2019-01, 1M Libor + 5.50%, 144A	5.609	10/15/2049	1,537,593
6,000,000	Multifamily Connecticut Avenue Securities Trust 2019-01, 1M Libor + 3.25%, 144A	3.359	10/15/2049	6,013,171
5,483,000	Nationstar Home Equity Loan Trust 2006-B, 1M Libor + 0.37%	0.479	9/25/2036	5,079,525
7,303,618	Nationstar Home Equity Loan Trust 2007-A, 1M Libor + 0.37%	0.479	3/25/2037	7,584,730
5,853,267	Nationstar Home Equity Loan Trust 2007-B, 1M Libor + 0.47%	0.579	4/25/2037	5,696,946
7,204,000	Nationstar Home Equity Loan Trust 2007-1, 1M Libor + 0.41%	0.519	4/25/2037	6,676,193
18,463,000	Nationstar Home Equity Loan Trust 2007-C, 1M Libor + 0.25%	0.359	6/25/2037	15,938,545
877,119	New Century Home Equity Loan Trust, (A)	5.650	8/25/2034	862,427
6,600,837	New Century Home Equity Loan Trust 2004-4, 1M Libor + 1.43%	1.534	2/25/2035	4,984,310
2,019,256	New Century Home Equity Loan Trust 2005-1, 1M Libor + 1.20%	1.309	3/25/2035	1,897,851

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
3,681,065	New Century Home Equity Loan Trust 2006-2, 1M Libor + 0.31%	0.419	8/25/2036	$3,391,719
198,157	New Century Home Equity Loan Trust Series 2003-5, 1M Libor + 0.80%	0.909	11/25/2033	185,329
38,580,213	New Century Home Equity Loan Trust Series 2005-B, 1M Libor + 0.49%	0.844	10/25/2035	35,055,266
16,208,115	New Century Home Equity Loan Trust Series 2005-C, 1M Libor + 0.45%	0.559	12/25/2035	14,834,268
10,390,000	New Century Home Equity Loan Trust Series 2005-D, 1M Libor + 0.47%	0.579	2/25/2036	9,137,173
19,918,000	Newcastle Mortgage Securities Trust 2007-1, 1M Libor + 0.50%	0.609	4/25/2037	16,887,158
16,791	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	7.000	4/25/2033	17,246
11,371	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	6.000	5/25/2033	11,493
4,750,000	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2005-HE1, 1M Libor + 1.08%	1.189	9/25/2035	4,223,571
21,405,196	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-HE3, 1M Libor + 0.30%	0.409	7/25/2036	15,503,734
1,284,324	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-WF1, 1M Libor + 0.37%	0.664	3/25/2036	1,248,368
3,126,335	NovaStar Mortgage Funding Trust Series 2003-1, 1M Libor + 3.00%	3.109	5/25/2033	2,869,558
10,000,000	NovaStar Mortgage Funding Trust Series 2004-4, 1M Libor + 2.55%	2.659	3/25/2035	9,994,948
15,309,759	NovaStar Mortgage Funding Trust Series 2007-2, 1M Libor + 0.30%	0.409	9/25/2037	14,058,341
5,931,281	Opteum Mortgage Acceptance Corp Asset Backed Pass-Through Certificates 2005-5, 1M Libor + 0.43%	0.754	12/25/2035	6,207,292
2,257,447	Option One Mortgage Loan Trust 2005-3, 1M Libor + 1.01%	1.114	8/25/2035	804,283
9,540,000	Option One Mortgage Loan Trust 2005-3, 1M Libor + 0.93%	1.039	8/25/2035	8,841,787
3,378,502	Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4, 1M Libor + 0.90%	1.009	11/25/2035	3,194,398
2,184,729	Option One Mortgage Loan Trust 2005-5 Asset-Backed Certificates Series 2005-5, 1M Libor + 0.58%	0.979	12/25/2035	1,679,673
52,147,000	Option One Mortgage Loan Trust 2006-1, 1M Libor + 0.38%	0.679	1/25/2036	42,342,780
12,368,607	Option One Mortgage Loan Trust 2007-CP1, 1M Libor + 0.30%	0.409	3/25/2037	8,539,037
310,600	Ownit Mortgage Loan Trust Series 2005-1, 1M Libor + 1.17%	1.279	9/25/2035	278,129
9,746,008	Ownit Mortgage Loan Trust Series 2005-4, 1M Libor + 0.55%	0.934	8/25/2036	9,512,705
2,620,297	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MCW, 1M Libor + 1.73%	1.834	10/25/2034	2,030,173
16,346,871	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MHQ, 1M Libor + 2.10%	2.209	12/25/2034	16,297,063
1,290,870	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.93%	3.034	10/25/2034	593,515
6,346,905	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.18%	2.284	10/25/2034	5,755,810
2,958,989	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ2, 1M Libor + 2.63%	2.734	2/25/2035	2,703,145
7,333,569	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ2, 1M Libor + 1.95%	2.059	2/25/2035	6,924,523
3,099,568	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WWF, 1M Libor + 2.03%	2.134	12/25/2034	3,081,640
3,515,803	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 1.02%	1.129	7/25/2035	4,040,627
2,310,000	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 0.98%	1.084	7/25/2035	2,150,026
21,075,656	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW3, 1M Libor + 0.64%	1.069	8/25/2035	18,045,842
7,483,459	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ1, 1M Libor + 1.88%	1.984	3/25/2035	5,579,658
3,143,027	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ3, 1M Libor + 1.80%	1.909	6/25/2035	3,314,660
16,055,204	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ4, 1M Libor + 0.61%	1.024	9/25/2035	14,437,402
3,386,549	Park Place Securities Inc Series 2005-WCW1, 1M Libor + 0.66%	1.099	9/25/2035	3,001,029
2,125,000	Popular ABS Mortgage Pass-Through Trust 2005-C, 1M Libor + 0.70%	1.159	11/25/2035	2,027,430
6,677,452	Popular ABS Mortgage Pass-Through Trust 2006-B, 1M Libor + 0.50%	0.859	5/25/2036	5,154,153
8,278,675	Popular ABS Mortgage Pass-Through Trust 2007-A, 1M Libor + 0.31%	0.419	6/25/2047	7,084,026
5,984,900	Quest Trust, 1M Libor + 3.53%, 144A	3.484	3/25/2035	6,011,049
6,000,000	Quest Trust, 1M Libor + 3.38%, 144A	3.634	9/25/2034	5,403,197
8,674,000	RAAC Series 2006-RP1 Trust, 1M Libor + 1.85%	1.959	10/25/2045	8,917,671
4,374,601	RAAC Series 2006-RP2 Trust, 1M Libor + 1.25%, 144A	1.359	2/25/2037	3,086,221
4,638,000	RAAC Series 2006-RP4 Trust, 1M Libor + 2.00%	2.109	1/25/2046	4,341,796
1,908,845	RAAC Series 2007-SP1 Trust, 1M Libor + 1.00%	1.609	3/25/2037	1,625,108
13,901,973	RAAC Series 2007-SP3 Trust, 1M Libor + 2.25%	2.359	9/25/2047	11,137,778
2,196,781	RAMP Series 2005-EFC1 Trust, 1M Libor + 1.80%	1.909	5/25/2035	1,513,378
1,876,000	RAMP Series 2005-EFC3 Trust, 1M Libor + 1.12%	1.789	8/25/2035	1,869,648
11,363,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.70%	1.159	9/25/2035	10,092,142
3,414,512	RAMP Series 2005-EFC6 Trust, 1M Libor + 0.95%	1.054	11/25/2035	2,098,272
2,608,009	RAMP Series 2005-RS1 Trust, 1M Libor + 1.20%	1.309	1/25/2035	2,446,926
3,010,636	RAMP Series 2005-RS8 Trust, 1M Libor + 0.60%	1.009	9/25/2035	2,693,610
8,364,783	RAMP Series 2006-EFC1 Trust, 1M Libor + 0.54%	0.919	2/25/2036	8,135,176
4,490,000	RAMP Series 2006-NC1 Trust, 1M Libor + 0.40%	0.718	1/25/2036	3,861,425
15,150,075	RAMP Series 2006-NC3 Trust, 1M Libor + 0.36%	0.649	3/25/2036	13,299,096
2,310,383	RAMP Series 2006-RS1 Trust, 1M Libor + 0.41%	0.724	1/25/2036	1,798,583
3,404,151	RAMP Series 2006-RS4 Trust, 1M Libor + 0.38%	0.679	7/25/2036	3,092,665
7,550,906	RAMP Series 2006-RZ3 Trust, 1M Libor + 0.38%	0.489	8/25/2036	7,459,330
15,222,380	RAMP Series 2006-RZ4 Trust, 1M Libor + 0.38%	0.489	10/25/2036	13,327,540
8,060,000	RAMP Series 2006-RZ4 Trust, 1M Libor + 0.35%	0.459	10/25/2036	7,640,929
11,464,653	RAMP Series 2006-RZ5 Trust, 1M Libor + 0.36%	0.469	8/25/2046	11,045,442

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
3,282,616	RASC Series 2004-KS6 Trust, 1M Libor + 1.77%	1.879	7/25/2034	$3,103,196
13,182,807	RASC Series 2005-AHL3 Trust, 1M Libor + 0.44%	0.769	11/25/2035	10,142,215
1,753,915	RASC Series 2005-EMX1 Trust, 1M Libor + 4.50%, 144A	4.609	3/25/2035	1,707,480
2,607,565	RASC Series 2005-EMX3 Trust, 1M Libor + 0.72%	1.189	9/25/2035	2,061,625
1,338,919	RASC Series 2005-KS1 Trust, 1M Libor + 1.88%	1.984	2/25/2035	1,269,742
1,361,728	RASC Series 2005-KS2 Trust, 1M Libor + 1.16%	1.264	3/25/2035	1,389,336
1,433,183	RASC Series 2005-KS6 Trust, 1M Libor + 2.55%	2.659	7/25/2035	1,415,504
2,350,032	RASC Series 2005-KS9 Trust, 1M Libor + 1.25%	1.984	10/25/2035	1,737,926
5,954,351	RASC Series 2005-KS12 Trust, 1M Libor + 0.67%	1.114	1/25/2036	5,638,430
2,708,626	RASC Series 2006-EMX1 Trust, 1M Libor + 0.47%	0.814	1/25/2036	1,740,009
7,981,831	RASC Series 2006-EMX2 Trust, 1M Libor + 0.42%	0.739	2/25/2036	5,751,180
8,786,154	RASC Series 2006-EMX3 Trust, 1M Libor + 0.33%	0.604	4/25/2036	7,295,286
8,895,647	RASC Series 2006-EMX4 Trust, 1M Libor + 0.28%	0.529	6/25/2036	7,291,084
7,339,449	RASC Series 2006-KS1 Trust, 1M Libor + 0.53%	0.904	2/25/2036	6,758,794
5,001,215	RASC Series 2006-KS2 Trust, 1M Libor + 0.50%	0.859	3/25/2036	4,097,687
9,374,110	RASC Series 2006-KS4 Trust, 1M Libor + 0.30%	0.559	6/25/2036	8,398,065
17,352,899	RASC Series 2006-KS7 Trust, 1M Libor + 0.29%	0.409	9/25/2036	15,706,754
7,287,206	RASC Series 2006-KS8 Trust, 1M Libor + 0.29%	0.399	10/25/2036	6,739,876
16,074,000	RASC Series 2007-KS1 Trust, 1M Libor + 0.24%	0.349	1/25/2037	11,629,524
30,896,662	RASC Series 2007-KS2 Trust, 1M Libor + 0.26%	0.369	2/25/2037	28,719,035
10,776,606	RASC Series 2007-KS3 Trust, 1M Libor + 0.38%	0.489	4/25/2037	8,706,199
2,104,677	Renaissance Home Equity Loan Trust 2002-1, 1M Libor + 2.93%	3.034	6/25/2032	1,824,853
1,335,987	Renaissance Home Equity Loan Trust 2003-2, 1M Libor + 2.25%	2.359	8/25/2032	1,308,312
454,954	Renaissance Home Equity Loan Trust 2003-2, (B)	4.304	8/25/2033	436,710
6,999,243	Renaissance Home Equity Loan Trust 2004-3, (B)	5.284	11/25/2034	6,761,653
12,358,754	Renaissance Home Equity Loan Trust 2005-1, (B)	5.405	5/25/2035	2,501,417
8,163,776	Renaissance Home Equity Loan Trust 2005-2, (B)	5.101	8/25/2035	2,407,502
89,254	RFMSI Series 2005-SA1 Trust, (A)	2.409	3/25/2035	51,976
211,120	SASCO Mortgage Loan Trust 2003-GEL1, 1M Libor + 4.50%	4.609	10/25/2033	181,143
2,309,753	Saxon Asset Securities Trust 2004-2, (B)	6.000	8/25/2035	1,968,643
2,149,653	Saxon Asset Securities Trust 2005-2, 1M Libor + 0.71%	0.814	10/25/2035	1,943,156
4,415,933	Saxon Asset Securities Trust 2005-4, 1M Libor + 0.62%	1.039	11/25/2037	3,327,495
11,131,164	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.32%	0.429	9/25/2036	10,044,707
11,065,000	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.30%	0.409	9/25/2036	10,353,880
4,259,170	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.90%	1.009	9/25/2047	3,142,277
36,690,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	0.909	9/25/2047	33,159,266
21,892,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	0.909	9/25/2047	19,414,828
10,935,000	Saxon Asset Securities Trust 2007-4,1M Libor + 3.00%, 144A	3.109	12/25/2037	7,240,502
7,000,000	Seasoned Credit Risk Transfer Trust Series 2020-2 (A)	4.250	11/25/2059	7,126,606
376,116	Securitized Asset Backed Receivables LLC Trust 2005-OP1, 1M Libor + 1.83%	1.939	1/25/2035	393,067
8,744,255	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.67%	1.114	10/25/2035	5,123,120
6,301,000	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.64%	1.069	10/25/2035	5,352,752
6,228,554	Securitized Asset Backed Receivables LLC Trust 2006-FR1, 1M Libor + 0.60%	0.709	11/25/2035	5,625,681
18,990	Security National Mortgage Loan Trust 2005-1, 1M Libor + 0.40%,144A	0.518	2/25/2035	18,986
1,500,000	Security National Mortgage Loan Trust 2005-2, 144A (A)	8.109	2/25/2035	1,235,488
14,101,406	Sequoia Mortgage Trust 2004-10 (A)	0.706	11/20/2034	156,558
1,212,313	Sequoia Mortgage Trust 2004-10, 1M Libor + 0.75%	0.861	11/20/2034	1,028,652
5,879,000	SG Mortgage Securities Trust 2005-OPT1, 1M Libor + 0.59%	0.994	10/25/2035	5,452,718
2,747,949	Soundview Home Loan Trust 2005-1, 1M Libor + 1.95%	2.059	4/25/2035	2,940,766
2,455,104	Soundview Home Loan Trust 2005-3, 1M Libor + 0.99%	1.099	6/25/2035	2,520,778
1,156,264	Soundview Home Loan Trust 2005-A, 1M Libor + 1.35%	1.459	4/25/2035	1,225,685
5,321,456	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 1.05%	1.159	6/25/2035	3,130,803
4,542,879	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 0.83%	0.934	6/25/2035	4,110,626
5,708,590	Soundview Home Loan Trust 2005-OPT2, 1M Libor + 1.13%	1.234	8/25/2035	3,083,811
8,802,000	Soundview Home Loan Trust 2005-OPT2, 1M Libor + 0.98%	1.084	8/25/2035	7,614,622
1,787,500	Soundview Home Loan Trust 2005-OPT3, 1M Libor + 0.68%	1.129	11/25/2035	1,158,076
6,587,649	Soundview Home Loan Trust 2005-OPT4, 1M Libor + 0.55%	0.934	12/25/2035	5,347,846
9,276,514	Soundview Home Loan Trust 2006-1, 1M Libor + 0.41%	0.724	2/25/2036	7,770,816
26,019,045	Soundview Home Loan Trust 2006-EQ1, 1M Libor + 0.25%	0.359	10/25/2036	27,610,633
55,923,582	Soundview Home Loan Trust 2006-OPT2, 1M Libor + 0.30%	0.409	5/25/2036	52,587,651
8,783,686	Soundview Home Loan Trust 2006-OPT3, 1M Libor + 0.31%	0.419	6/25/2036	8,304,423
11,891,945	Soundview Home Loan Trust 2006-OPT4, 1M Libor + 0.28%	0.529	6/25/2036	11,120,189
51,758,389	Soundview Home Loan Trust 2006-OPT5, 1M Libor + 0.25%	0.359	7/25/2036	50,469,832

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 91.8% (Continued)
16,000,000	Soundview Home Loan Trust 2006-OPT5, 1M Libor + 0.24%	0.349	7/25/2036	$15,089,819
4,210,678	Specialty Underwriting & Residential Finance Trust Series 2005-BC3, 1M Libor + 0.98%	1.084	6/25/2036	3,516,161
5,008,048	Specialty Underwriting & Residential Finance Trust Series 2006-AB1, 1M Libor + 0.59%	0.703	12/25/2036	5,191,524
8,500,000	STACR Trust 2018-HRP1, 1M Libor + 3.75%, 144A	3.859	4/25/2043	8,589,204
2,400,000	STACR Trust 2018-HRP2, 1M Libor + 10.50%	10.609	2/25/2047	2,664,017
4,000,000	STACR Trust 2018-HRP2, 1M Libor + 4.20%	4.309	2/25/2047	4,103,045
10,000,000	STACR Trust 2018-HRP2, 1M Libor + 2.40%	2.509	2/25/2047	10,120,271
3,130,599	Structured Asset Investment Loan Trust 2004-BNC2, 1M Libor + 1.73%	1.834	12/25/2034	2,829,801
25,570,000	Structured Asset Investment Loan Trust 2005-4, 1M Libor + 0.98%	1.084	5/25/2035	24,308,688
12,536,193	Structured Asset Investment Loan Trust 2005-5, 1M Libor + 0.98%	1.084	6/25/2035	12,614,183
10,500,242	Structured Asset Investment Loan Trust 2005-6, 1M Libor + 0.98%	1.084	7/25/2035	9,186,417
9,012,139	Structured Asset Investment Loan Trust 2005-8, 1M Libor + 0.75%	0.859	10/25/2035	8,862,131
3,023,794	Structured Asset Investment Loan Trust 2005-HE2, 1M Libor + 0.78%	0.889	7/25/2035	2,677,043
1,960,789	Structured Asset Investment Loan Trust 2005-HE3, 1M Libor + 0.80%	0.904	9/25/2035	2,433,976
8,828,000	Structured Asset Investment Loan Trust 2005-HE3, 1M Libor + 0.74%	0.844	9/25/2035	8,270,998
154,129	Structured Asset Mortgage Investments II Trust 2004-AR5, (A)	2.032	10/19/2034	149,409
2,631,144	Structured Asset Mortgage Investments II Trust 2004-AR5, 1M Libor + 0.50%	0.860	7/19/2035	2,478,750
1,654,073	Structured Asset Mortgage Investments Trust 2002-AR4, 1M Libor + 0.83%	0.935	2/19/2033	1,336,289
2,462,286	Structured Asset Securities Corp 2005-NC1, 1M Libor + 1.30%	2.059	2/25/2035	2,395,327
1,982,949	Structured Asset Securities Corp 2005-RMS1, 1M Libor + 0.75%	0.859	2/25/2035	1,822,474
478,047	Structured Asset Securities Corp 2005-WF1, 1M Libor + 1.91%	2.014	2/25/2035	478,139
3,392,722	Structured Asset Securities Corp Mortgage Loan Trust 2005-NC2, 1M Libor + 1.05%	1.159	5/25/2035	3,093,877
1,876,560	Structured Asset Securities Corp Mortgage Loan Trust 2005-WF3, 1M Libor + 3.75%, 144A	3.859	7/25/2035	1,842,095
9,415,856	Structured Asset Securities Corp Mortgage Loan Trust 2006-W1, 1M Libor + 0.30%, 144A	0.409	8/25/2046	8,992,452
6,876,000	Structured Asset Securities Corp Mortgage Loan Trust 2006-WF1, 1M Libor + 0.95%	1.534	2/25/2036	5,314,086
5,898,155	Structured Asset Securities Corp Mortgage Loan Trust 2007-BC1, 1M Libor + 0.23%	0.339	2/25/2037	6,406,096
7,000,000	Structured Asset Securities Corp Mortgage Loan Trust 2007-BC3, 1M Libor + 0.30%	0.409	5/25/2047	6,159,724
6,246,184	Structured Asset Securities Corp Trust 2005-AR1, 1M Libor + 0.50%	0.859	9/25/2035	6,246,693
7,793,006	Terwin Mortgage Trust 2006-1, 1M Libor + 0.49%, 144A	0.844	1/25/2037	6,747,432
10,883,830	Terwin Mortgage Trust 2006-5, 1M Libor + 0.36%, 144A	0.469	7/25/2037	9,717,165
7,425,000	Terwin Mortgage Trust 2006-7, 1M Libor + 0.27%, 144A	0.649	7/25/2037	5,795,235
5,740,000	Terwin Mortgage Trust 2007-QHL1, 1M Libor + 1.50%, 144A	1.609	10/25/2038	5,604,616
2,997,346	Terwin Mortgage Trust Series TMTS 2005-6HE, 1M Libor + 1.20%	1.309	4/25/2036	3,001,653
440,530	Thornburg Mortgage Securities Trust 2004-2, 1M Libor + 1.00%	1.109	6/25/2044	343,930
757,000	Truman Capital Mortgage Loan Trust, 1M Libor + 3.50%, 144A	3.609	3/25/2037	807,628
134,831	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust, 1M Libor + 1.25%	1.707	11/25/2042	137,213
919,913	WaMu Mortgage Pass-Through Certificates Series 2003-AR10 Trust (A)	2.565	10/25/2033	811,122
2,331,137	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE1 Trust, 1M Libor + 0.36%	0.649	4/25/2036	1,728,184
7,067,690	Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust, 1M Libor + 0.45%	0.784	5/25/2036	5,778,721
10,469,169	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust, 1M Libor + 0.35%	0.459	7/25/2036	9,324,524
12,161,752	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 1M Libor + 0.27%	0.514	1/25/2037	12,263,230
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,686,557,547)			3,357,280,466

	REAL ESTATE INVESTMENT TRUSTS - 1.5%
806,924	American Homes 4 Rent			26,902,846
854,144	Invitation Homes, Inc.			27,324,067
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $41,702,121)			54,226,913

	TOTAL INVESTMENTS - 98.2% (Cost $2,910,578,945)			$3,588,309,601
	OTHER ASSETS LESS LIABILITIES - 1.8%			67,495,980
	TOTAL NET ASSETS - 100.0%			$3,655,805,581

**	Illiquid security. Total illiquid securities represents 0.1% of net assets as of March 31, 2021.

^	Fair Valued by the Board of Trustees in good faith using significant unobservable inputs.

(A)	Variable rate security.

(B)	STEP Coupon Bond.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At March 31, 2021, 144A securities amounted to $434,076,401 or 11.87% of net assets.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS
March 31, 2021

Shares		Value
	MUTUAL FUND - 2.3%
	FIXED INCOME - 2.3%
201,369	AlphaCentric Income Opportunities Fund - Class I ** (Cost $2,271,959)	$2,317,760

	Contracts	Notional Amount	Exercise Price	Expiration	Value
PURCHASED CALL OPTIONS - 0.6%
S&P 500 EMINI	80	$16,280,000	$4,070	4/30/2021	87,600
S&P EMINI 3rd week	80	16,400,000	4,100	5/21/2021	121,200
S&P 500 EMINI	41	7,995,000	3,900	6/30/2021	343,170
S&P 500 EMINI	9	1,845,000	4,100	6/30/2021	25,110
TOTAL PURCHASED CALL OPTIONS (Cost $751,825)					577,080

PURCHASED PUT OPTIONS - 0.1%
S&P Emini 1st Week	20	3,900,000	3,900	4/1/2021	900
Emini SP M Week	20	3,925,000	3,925	4/5/2021	7,000
Emini SP W Week	10	1,965,000	3,930	4/7/2021	7,000
S&P Emini 3rd Week	30	5,700,000	3,800	4/16/2021	19,650
S&P500 EMINI	41	7,687,500	3,750	6/30/2021	153,340
TOTAL PURCHASED PUT OPTIONS (Cost $328,150)					187,890

	TOTAL PURCHASED OPTIONS (Cost $1,079,975)				764,970

Shares
	SHORT-TERM INVESTMENTS - 80.8%
	MONEY MARKET FUNDS - 71.5%
2,484,990	Fidelity Investments Money Market Government Portfolio - Class I, to yield 0.01% * #			2,484,990
70,457,615	First American Government Obligations Fund - Class U, to yield 0.04%			70,457,615
				72,942,605
Principal ($)
	U.S. GOVERNMENT TREASURY OBLIGATIONS ^ - 9.3%

		Coupon Rate (%)	Maturity
6,000,000	United States Treasury Bill #	0.000	5/20/2021	5,999,898
3,200,000	United States Treasury Bill #	0.000	7/15/2021	3,199,918
250,000	United States Treasury Bill #	0.000	8/12/2021	249,983
				9,449,799

	TOTAL SHORT- TERM INVESTMENTS (Cost $82,390,915)			82,392,404

	TOTAL INVESTMENTS - 83.8% (Cost $85,742,849)			$85,475,134
	OPTIONS WRITTEN - (0.5) % (Proceeds $983,637)			(530,395)
	OTHER ASSETS LESS LIABILITIES - 16.7%			17,079,420
	NET ASSETS - 100%			$102,024,159

^	Zero Coupon Bonds.

#	All or a portion of this investment is segregated as collateral for option contracts and future contracts.

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2021.

**	Affiliated Security.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

		Notional	Exercise
	Contracts	Amount	Price	Expiration	Value
WRITTEN CALL OPTIONS - (0.2)%
EMINI SP M Week O	50	$10,212,500	$4,085	4/5/2021	$500
EMINI SP W Week O	40	8,170,000	4,085	4/7/2021	1,500
S&P 500 EMINI	160	33,440,000	4,180	4/30/2021	40,800
S&P EMINI 3rd week	160	33,760,000	4,220	5/21/2021	72,000
S&P 500 EMINI	100	21,050,000	4,210	6/30/2021	128,500
TOTAL WRITTEN CALL OPTIONS (Proceeds $501,925)					243,300

WRITTEN PUT OPTIONS - (0.3)%
S&P Emini 1st Week	40	7,680,000	3,840	4/1/2021	500
Emini SP M Week O	40	7,730,000	3,865	4/5/2021	3,600
Emini SP W Week O	20	3,870,000	3,870	4/7/2021	5,700
S&P Emini 3rd Week	60	10,860,000	3,620	4/16/2021	13,050
S&P500 EMINI	41	6,519,000	3,180	6/30/2021	38,335
S&P500 EMINI	41	7,995,000	3,900	6/30/2021	225,910
TOTAL WRITTEN PUT OPTIONS (Proceeds $481,712)					287,095

TOTAL WRITTEN OPTIONS (Proceeds $983,637)					$530,395

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
60	CBOE VIX Future	Apr-21	$1,244,040	$(142,760)
5	CME E-Mini NASDAQ 100 Index Future	Jun-21	1,308,975	30,950
150	CME E-Mini Standard & Poor's 500 Index Future Jun-21		29,755,500	511,750
Unrealized Appreciation from Open Long Futures Contracts				$399,940

Open Short Future
Contracts	Description	Expiration	Notional Value	Unrealized Appreciation
(55)	CBOE VIX Future	May-21	$(1,247,169)	$101,131
Unrealized Appreciation from Open Short Futures Contracts				$101,131

Net Unrealized Appreciation from Open Futures Contracts				$501,071

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS
March 31, 2021

Shares		Value
	COMMON STOCKS - 93.9%
	AEROSPACE & DEFENSE - 3.3%
12,500	Aerovironment, Inc.*	$1,450,750

	AUTOMOTIVE - 2.8%
50,000	Luminar Technologies, Inc. *	1,215,500

	BIOTECHNOLOGY & PHARMACEUTICALS - 2.5%
25,000	Bioxcel Therapeutics, Inc. * ^	1,079,000

	DIVERSIFIED INDUSTRIALS - 2.2%
12,500	Omron Corp.	977,376

	ELECTRICAL EQUIPMENT - 11.6%
25,000	Allied Motion Technologies, Inc.	1,283,250
10,000	Ametek, Inc.	1,277,300
25,000	CyberOptics Corp. * ^	649,250
7,500	Novanta, Inc. *	989,175
10,000	Renishaw PLC	884,388
		5,083,363
	INDUSTRIAL INTERMEDIATE PRODUCTION - 3.5%
40,000	Raven Industries, Inc.	1,533,200

	MACHINERY - 26.3%
125,000	AgEagle Aerial Systems, Inc. * ^	782,500
50,000	ATS Automation Tooling Systems, Inc. *	1,053,029
100,000	Balyo SA *	249,164
11,000	Daifuku Co Ltd.	1,079,095
5,000	FANUC Corp.	1,184,842
1,000,000	FBR Ltd. *	39,606
32,500	GEA Group AG	1,334,995
15,000	Harmonic Drive Systems, Inc.	1,015,385
5,000	Kardex Holding AG	1,024,279
2,000	Keyence Corp.	909,864
300,000	Kraken Robotics, Inc. *	169,471
50,000	Sandvik AB	1,368,700
50,000	Scott Technology Ltd.	70,385
25,000	Yaskawa Electric Corp.	1,246,606
		11,527,921
	MEDICAL EQUIPMENT & DEVICES - 21.4%
225,000	Accuray, Inc. *	1,113,750
150,000	Asensus Surgical, Inc. * ^	487,500
50,000	ClearPoint Neuro, Inc. *	1,057,000
2,000	Intuitive Surgical, Inc. *	1,477,880

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	MEDICAL EQUIPMENT & DEVICES (continued) - 21.4%
100,000	Microbot Medical, Inc. * ^	$851,000
20,000	Siemens Healthineers AG	1,085,978
325,000	Stereotaxis, Inc. *	2,184,000
2,500	Tecan Group AG	1,114,063
		9,371,171
	SEMICONDUCTORS - 6.6%
20,000	Brooks Automation, Inc.	1,633,000
30,000	Infineon Technologies AG	1,274,790
		2,907,790
	SOFTWARE - 8.3%
25,000	Nuance Communications, Inc. * ^	1,091,000
10,000	Omnicell, Inc. *	1,298,700
5,000	Synopsys, Inc. *	1,238,900
		3,628,600
	TECHNOLOGY HARDWARE - 5.4%
100,000	Nano Dimension Ltd. - ADR * ^	859,000
12,500	Nidec Corp.	1,519,796
		2,378,796

	TOTAL COMMON STOCKS (Cost $27,202,586)	41,153,467

	SHORT-TERM INVESTMENT - 9.4%
	INVESTMENT PURCHASED AS SECURITIES LENDING
	COLLATERAL - 9.4% ^^
4,111,085	Mount Vernon Liquid Assets Portfolio, to yield 0.33% - (Cost $4,111,085)	4,111,085

	TOTAL INVESTMENTS - 103.3% (Cost $31,313,671)	$45,264,552
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.3)%	(1,457,151)
	NET ASSETS - 100%	$43,807,401

AG - Aktiengesellschaft

PLC - Public Limited Company

SA - Société Anonyme

*	Non-income producing security

^	All or a portion of this security is out on loan as of March 31, 2021. The total value of securities on loan as of March 31, 2021 is $4,099,163.

^^	This security was purchased with cash collateral held from securities on loan. The total value of such security as March 31, 2021 is $4,111,085.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2021

Shares		Value
	COMMON STOCKS - 41.1%
	ASSET MANAGEMENT - 1.6%
19,943	Invesco Ltd.	$502,962
5,125	UBS Group A.G.	79,694
		582,656
	AUTOMOTIVE - 1.9%
225	Faurecia S.E. *	11,982
23,800	Mazda Motor Corporation	194,277
13,233	Stellantis N.V.	234,598
4,400	TS Tech Company Ltd.	65,662
5,597	Valeo SA	190,569
		697,088
	BANKING - 1.0%
30,500	Mebuki Financial Group, Inc.	72,041
6,010	Raiffeisen Bank International A.G. *	132,300
6,527	Skandinaviska Enskilda Banken A.B.	79,713
3,733	Swedbank A.B.	65,912
		349,966
	BEVERAGES - 0.2%
682	Monster Beverage Corp.	62,123

	BIOTECHNOLOGY & PHARMACEUTICALS - 0.8%
99	Bachem Holding AG	42,602
600	Chugai Pharmaceutical Co. Ltd.	24,375
668	Dechra Pharmaceuticals PLC	31,612
283	Eli Lilly and Company	52,870
3,744	GlaxoSmithKline PLC	66,533
1,300	Kyowa Kirin Company Ltd.	38,941
365	Novo Nordisk AS	24,788
1,100	Ono Pharmaceutical Company Ltd.	28,769
		310,490
	CABLE & SATELLITE - 0.1%
87	Charter Communications, Inc. *	53,681

	CHEMICALS - 0.4%
7	Givaudan S.A.	27,088
900	Nitto Denko Corp.	77,050
498	Novozymes A/S	31,975
228	Symrise A.G.	27,708
		163,821
	COMMERCIAL SUPPORT SERVICES - 0.3%
1,348	Rollins, Inc.	46,398
861	Sodexo S.A.	82,756
		129,154
	CONSTRUCTION MATERIALS - 0.6%
3,480	Cie de Saint-Gobain	205,811

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	E-COMMERCE DISCRETIONARY - 0.5%
18	Amazon.com, inc. *	$55,693
2,160	eBay, Inc.	132,278
		187,971
	ELECTRICAL EQUIPMENT - 0.3%
367	Kone OYJ	30,047
1,506	Signify N.V.	77,809
		107,856
	ENGINEERING & CONSTRUCTION - 2.1%
9,800	Hazama Ando Corp.	75,296
5,700	Kajima Corp.	81,038
2,400	Nippo Corp.	65,593
6,700	Nishimatsu Construction Company Ltd.	170,259
24,900	Penta-Ocean Construction Company Ltd.	195,820
209	Spirax-Sarco Engineering plc	32,873
21,800	Toda Corp.	159,998
		780,877
	ENTERTAINMENT CONTENT - 0.1%
2,200	Mixi, Inc.	55,149

	FOOD - 0.9%
887	Campbell Soup Co.	44,589
3,003	Conagra Brands, Inc.	112,913
213	Nestle S.A.	23,840
300	Nissin Foods Holdings Company Ltd.	22,290
2,570	Orkla ASA	25,241
7,497	Tate & Lyle PLC	79,356
600	Toyo Suisan Kaisha Ltd.	25,249
		333,478
	FORESTRY, PAPER & WOOD PRODUCTS - 0.7%
8,669	Stora Enso Oyj	162,051
3,900	Sumitomo Forestry Company Ltd.	84,212
		246,263
	GAS & WATER UTILITIES - 0.2%
900	Iwatani Corp.	55,629

	HEALTHCARE FACILITIES & SERVICES - 2.9%
1,814	Centene Corp. *	115,933
647	Cigna Corp.	156,406
2,948	CVS Health Corp.	221,778
1,233	DaVita, Inc. *	132,880
777	Fresenius Medical Care A.G. & Company KGaA	57,276
267	Humana, Inc.	111,940
54	Lonza Group A.G.	30,318
864	Quest Diagnostics, Inc.	110,886
350	UnitedHealth Group, Inc.	130,225
		1,067,642

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	HOME & OFFICE PRODUCTS - 0.4%
300	Rinnai Corp.	$33,638
575	Whirlpool Corp.	126,701
		160,339
	HOME CONSTRUCTION - 1.7%
1,563	DR Horton, Inc.	139,295
1,482	Lennar Corp.	150,023
1,965	Masco Corp.	117,704
4,500	Pressance Corp.	68,783
2,563	PulteGroup, Inc.	134,404
		610,209
	HOUSEHOLD PRODUCTS - 0.1%
230	The Clorox Company	44,362

	INSTITUTIONAL FINANCIAL SERVICES - 1.4%
6,217	IG Group Holdings PLC	77,284
1,300	Japan Exchange Group, Inc.	30,529
2,210	Morgan Stanley	171,629
31,300	Nomura Holdings, Inc.	164,686
2,700	SBI Holdings, Inc.	73,303
		517,431
	INSURANCE - 6.2%
849	Admiral Group PLC	36,324
8,045	American International Group, Inc.	371,759
32,133	Aviva PLC	180,971
5,991	AXA S.A.	161,139
2,200	MS&AD Insurance Group Holdings, Inc.	64,686
3,786	NN Group N.V.	185,508
6,283	Principal Financial Group, Inc.	376,729
3,830	SCOR S.E.	130,991
1,700	Sompo Holdings, Inc.	65,262
6,100	T&D Holdings, Inc.	78,720
1,200	The Allstate Corporation	137,880
1,217	The Progressive Corporation	116,357
12,633	Unum Group	351,576
		2,257,902
	INTERNET MEDIA & SERVICES - 0.1%
361	Scout24 A.G.	27,451

	LEISURE FACILITIES & SERVICES - 1.4%
13,088	MGM Resorts International	497,213

	MACHINERY - 0.4%
800	Azbil Corp.	34,498
300	Daifuku Co. Ltd.	29,430
2,578	Valmet OYJ	93,958
		157,886

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	MEDICAL EQUIPMENT & DEVICES - 1.2%
519	Agilent Technologies, Inc.	$65,986
93	Bio-Rad Laboratories, Inc. *	53,119
153	Coloplast A/S	23,061
230	Danaher Corporation	51,768
120	IDEXX Laboratories, Inc. *	58,717
411	PerkinElmer, Inc.	52,727
63	Tecan Group A.G.	28,074
112	Thermo Fisher Scientific, Inc.	51,115
192	West Pharmaceutical Services, Inc.	54,102
		438,669
	METALS & MINING - 0.3%
1,765	Newmont Corporation	106,377

	OIL & GAS PRODUCERS - 2.1%
8,600	Cosmo Energy Holdings Company Ltd.	205,233
36,200	Eneos Holdings, Inc.	164,325
2,952	Total SE	137,999
3,674	Valero Energy Corporation	263,058
		770,615
	REAL ESTATE OWNERS & DEVELOPERS - 0.1%
1,299	Kojamo Oyj	25,466

	REAL ESTATE SERVICES - 0.2%
2,700	Starts Corp, Inc.	70,982

	RETAIL - CONSUMER STAPLES - 2.2%
200	Cosmos Pharmaceutical Corporation	31,258
145	Costco Wholesale Corporation	51,110
900	Create SD Holdings Company Ltd.	29,321
244	Dollar General Corporation	49,439
988	Etablissements Franz Colruyt N.V.	59,059
2,150	Koninklijke Ahold Delhaize N.V.	60,014
900	Sugi Holdings Company Ltd.	71,430
1,700	Sundrug Company Ltd.	62,308
691	Target Corporation	136,866
3,315	The Kroger Company	119,307
200	Tsuruha Holdings, Inc.	25,846
336	Walmart, Inc.	45,639
900	Yaoko Company Ltd.	55,385
		796,982
	RETAIL - DISCRETIONARY - 2.4%
947	Best Buy Company, Inc.	108,725
11,299	Kohl's Corporation	673,533
4,800	K's Holdings Corporation	66,071
200	Nitori Holdings Company Ltd.	38,778
		887,107

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	SOFTWARE - 0.5%
418	Akamai Technologies, Inc. *	$42,594
290	Citrix Systems, Inc.	40,705
900	Itochu Techno-Solutions Corporation	29,036
300	Oracle Corp Japan	29,321
136	Tyler Technologies, Inc. *	57,736
		199,392
	STEEL - 0.4%
4,200	Nippon Steel Trading Corp.	154,127

	TECHNOLOGY HARDWARE - 1.4%
19,902	Hewlett Packard Enterprise Company	313,257
346	Logitech International S.A.	36,447
500	Murata Manufacturing Company Ltd.	40,009
100	Nintendo Company Ltd.	55,937
700	Sony Group Corporation	73,453
		519,103
	TECHNOLOGY SERVICES - 0.2%
1,890	Computacenter PLC	61,801

	TELECOMMUNICATIONS - 0.8%
399	Elisa OYJ	23,982
320	Iliad S.A.	60,965
1,000	KDDI Corporation	30,724
1,200	Nippon Telegraph & Telephone Corporation	30,863
3,388	Proximus S.A.	73,905
43	Swisscom A.G.	23,164
1,623	United Internet A.G.	65,237
		308,840
	TOBACCO & CANNABIS - 0.3%
1,887	British American Tobacco PLC	72,221
399	Swedish Match A.B.	31,210
		103,431
	TRANSPORTATION & LOGISTICS - 2.0%
6,316	Alaska Air Group, Inc.	437,130
38	AP Moller - Maersk A/S	88,485
1,281	Deutsche Post A.G.	70,340
1,900	Hitachi Transport System Ltd.	63,964
2,300	Yamato Holdings Company Ltd.	63,172
		723,091
	WHOLESALE - CONSUMER STAPLES - 0.5%
6,100	Mitsubishi Corp.	172,787

	WHOLESALE - DISCRETIONARY - 0.2%
1,939	Bunzl PLC	62,146

	TOTAL COMMON STOCKS (Cost $10,917,376)	15,063,364

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	EXCHANGE TRADED FUNDS - 26.7%
	EQUITY- 15.4%
2,262	Communication Services Select Sector SPDR Fund	$165,850
1,005	Consumer Discretionary Select Sector SPDR Fund	168,910
2,557	Consumer Staples Select Sector SPDR Fund	174,669
3,362	Energy Select Sector SPDR Fund	164,940
5,010	Financial Select Sector SPDR Fund	170,590
4,212	Global X MSCI Greece ETF	111,365
1,438	Health Care Select Sector SPDR Fund	167,872
1,787	Industrial Select Sector SPDR Fund	175,930
17,164	Invesco S&P 500 BuyWrite ETF	371,772
2,135	iShares China Large-Cap ETF	99,619
12,644	iShares Mortgage Real Estate ETF	445,827
3,284	iShares MSCI Brazil ETF	109,850
3,335	iShares MSCI Chile ETF	114,224
2,553	iShares MSCI India ETF	107,686
4,584	iShares MSCI Indonesia ETF	100,160
3,851	iShares MSCI Malaysia ETF	104,362
2,576	iShares MSCI Mexico ETF	112,906
2,826	iShares MSCI Peru ETF	96,070
3,470	iShares MSCI Philippines ETF	101,393
5,611	iShares MSCI Poland ETF	101,559
2,265	iShares MSCI South Africa ETF	111,846
1,191	iShares MSCI South Korea ETF	106,833
1,792	iShares MSCI Taiwan ETF	107,448
1,345	iShares MSCI Thailand ETF	110,599
3,547	iShares MSCI Turkey ETF	81,546
2,201	Materials Select Sector SPDR Fund	173,439
4,335	Real Estate Select Sector SPDR Fund	171,189
9,779	SPDR S&P International Dividend ETF	372,971
1,239	Technology Select Sector SPDR Fund	164,552
2,246	Utilities Select Sector SPDR Fund	143,834
4,281	VanEck Vectors Russia ETF	110,493
3,910	Vanguard Global ex-U.S. Real Estate ETF	218,022
3,743	Vanguard High Dividend Yield ETF	378,380
2,432	Vanguard Real Estate ETF	223,404
		5,640,110
	FIXED INCOME - 11.3%
19,251	Invesco Senior Loan ETF	426,025
6,268	iShares 0-5 Year High Yield Corporate Bond ETF	287,137
10,149	iShares 1-3 Year Treasury Bond ETF	875,351
13,142	iShares International Preferred Stock ETF	217,208
7,892	iShares J.P. Morgan EM High Yield Bond ETF	350,957
2,929	iShares JP Morgan USD Emerging Markets Bond ETF	318,910
770	iShares National Muni Bond ETF	89,358
5,718	iShares Preferred & Income Securities ETF	219,571
1,623	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	88,746

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	FIXED INCOME (continued) - 11.3%
5,658	iShares US & International High Yield Corp Bond ETF	$284,001
1,453	Schwab US TIPS ETF	88,865
4,914	SPDR Bloomberg Barclays Convertible Securities ETF	409,582
2,634	SPDR Bloomberg Barclays High Yield Bond ETF	286,579
2,905	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	89,009
1,568	SPDR FTSE International Government Inflation-Protected Bond ETF	87,071
		4,118,370

	TOTAL EXCHANGE TRADED FUNDS (Cost $8,928,336)	9,758,480

Principal ($)		Coupon Rate (%)	Maturity	Value

	SHORT-TERM INVESTMENT - 8.2%
	U.S. TREASURY BILL - 8.2%
3,000,000	United States Treasury Bill # (Cost $2,999,984)	0.000	4/20/2021	2,999,984

	TOTAL INVESTMENTS - 76.0% (Cost $22,845,696)			$27,821,828
	OTHER ASSETS LESS LIABILITIES - 24.0%			8,799,383
	NET ASSETS - 100%			$36,621,211

*	Non-Income Producing Security

#	Zero Coupon Bonds

AB - Aktiebolag

AG - Aktiengesellschaft

A/S - Anonim Sirketi

ASA - Allmennaksjeselskap

ETF - Exchange Traded Fund

NV - Naamloze Vennootschap

OYJ - Julkiset Osakeyhtiot

PLC - Public Limited Company

SA - Société Anonyme

SE - Societas Europaea

SpA - Societa per Azioni

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
14	3 Mo Euro (Euribor)	Jun-21	$4,135,766	$2,418
14	3 Mo Euro (Euribor)	Sep-21	4,135,766	422
14	3 Mo Euro (Euribor)	Mar-22	4,135,560	215
23	90 Day Sterling Future	Jun-21	3,962,871	(806)
44	CBOT Corn Future +	May-21	1,241,350	49,637
18	CBOT Corn Future +	Jul-21	492,750	21,112
17	CBOT Soybean Future +	May-21	1,221,238	48,200
37	CBOT Wheat Future +	May-21	1,143,300	(68,925)
14	CME 3 Month Eurodollar Future	Jun-21	3,493,875	950
38	CME Australian Dollar Currency Future	Jun-21	2,888,570	(51,945)
33	CME British Pound Currency Future	Jun-21	2,842,331	(32,131)
37	CME Canadian Dollar Currency Future	Jun-21	2,944,090	(7,164)
17	CME Euro Foreign Exchange Currency Future	Jun-21	2,495,175	(43,706)
26	CME Live Cattle Future +	Jun-21	1,278,160	39,880
10	CME Live Cattle Future +	Aug-21	487,900	—
12	COMEX Copper Future +	Jul-21	1,200,150	(21,862)
19	Montreal Exchange 3 Month Canadian Bankers Acceptance Future	Jun-21	3,762,094	2,246
19	Montreal Exchange 3 Month Canadian Bankers Acceptance Future	Sep-21	3,761,338	1,416
19	Montreal Exchange 3 Month Canadian Bankers Acceptance Future	Dec-21	3,759,826	(754)
19	Montreal Exchange 3 Month Canadian Bankers Acceptance Future	Mar-22	3,759,070	(427)
66	NYBOT CSC Number 11 World Sugar Future +	May-21	1,091,798	(155,613)
20	NYMEX Light Sweet Crude Oil Future +	Jun-21	1,183,600	(20,000)
8	NYMEX Light Sweet Crude Oil Future +	Sep-21	465,920	850
16	NYMEX NY Harbor ULSD Futures +	Jun-21	1,191,322	(14,078)
15	NYMEX Reformulated Gasoline Blendstock for Oxygen +	Jun-21	1,230,768	52,979
6	NYMEX Reformulated Gasoline Blendstock for Oxygen +	Sep-21	474,869	10,080
Unrealized Depreciation from Open Long Futures Contracts				$(187,006)

+	All of this investment is a holding of the ACSSF Fund Limited.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

				Unrealized
Open Short Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
(34)	CBOT 10 Year US Treasury Note	Jun-21	$(4,451,892)	$109,953
(8)	CME British Pound Currency Future	Jun-21	(689,050)	6,025
(15)	CME Euro Foreign Exchange Currency Future	Jun-21	(2,201,625)	34,463
(56)	CME Japanese Yen Currency Future	Jun-21	(6,324,850)	126,182
(1)	CME Norwegian Krone Currency Future	Jun-21	(233,660)	2,530
(21)	CME Swiss Franc Currency Future	Jun-21	(2,781,188)	31,962
(5)	COMEX Copper Future +	Jul-21	(500,188)	16,837
(7)	COMEX Gold 100 Troy Ounces Future +	Jun-21	(1,200,920)	5,530
(3)	COMEX Gold 100 Troy Ounces Future +	Aug-21	(515,250)	36,610
(22)	Eurex 10 Year Euro BUND Future	Jun-21	(4,428,722)	(4,227)
(26)	Long Gilt Future	Jun-21	(4,576,936)	44,182
(41)	Montreal Exchange 10 Year Canadian Bond Future	Jun-21	(4,526,849)	117,067
(30)	NYMEX Henry Hub Natural Gas Futures +	Jun-21	(800,100)	(500)
(18)	NYMEX Henry Hub Natural Gas Futures +	Aug-21	(493,200)	32,710
(6)	NYMEX NY Harbor ULSD Futures +	Sep-21	(449,417)	10,769
(3)	TSE Japanese 10 Year Bond Futures	Jun-21	(4,103,892)	(5,332)
Unrealized Appreciation from Open Short Futures Contracts				$564,761

Net Unrealized Appreciation from Open Futures Contracts				$377,755

+	All of this investment is a holding of the ACSSF Fund Limited.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

CREDIT DEFAULT SWAPS
									Upfront
				Implied	Frequency				Premiums	Unrealized
		Buy/Sell	Fixed Rate	Credit	of	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Spread	Payments	Date	Amount	Value	(Received)	(Depreciation)
Credit Suisse	Markit CDX Emerging Markets Index	Sell	1.00%	185.72%	Quarterly	7/10/2026	$356,000	$(14,801)	$(12,477)	$(2,324)
Credit Suisse	Markit CDX North America High Yield Index	Sell	5.00%	307.84%	Quarterly	7/10/2026	285,000	25,814	24,697	1,117
Credit Suisse	Markit CDX North America Investment Grade Index	Sell	1.00%	54.32%	Quarterly	7/10/2026	89,000	2,105	1,941	164
Credit Suisse	Markit iTraxx Europe Index	Sell	1.00%	52.40%	Quarterly	7/10/2026	73,500	1,848	2,088	(240)
Credit Suisse	Markit iTraxx Europe Crossover Index	Sell	5.00%	254.19%	Quarterly	7/10/2026	236,000	27,964	30,485	(2,521)
		Net Unrealized Depreciation on Swap Contracts							$46,734	$(3,804)

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund (LYFAX, LYFCX, LYFIX)
PORTFOLIO OF INVESTMENTS
March 31, 2021

Shares		Value
	COMMON STOCKS - 94.5%
	BIOTECHNOLOGY & PHARMACEUTICALS - 93.1%
425	Abbvie, Inc.	$45,994
51,000	Adaptimmune Therapeutics PLC. - ADR *	270,810
17,000	ADC Therapeutics SA *	414,970
21,000	Aeglea BioTherapeutics, Inc. *	166,320
580	Alexion Pharmaceuticals, Inc.*	88,688
1,400	Allakos, Inc. *	160,692
2,000	Apellis Pharmaceuticals, Inc. *	85,820
33,000	Applied Therapeutics, Inc. *	618,915
12,000	Arcutis Biotherapeutics, Inc. *	347,160
2,750	Arena Pharmaceuticals, Inc.	190,823
20,538	Athira Pharma, Inc.	377,899
10,000	Atreca, Inc. *	153,300
35,000	Aurinia Pharmaceuticals, Inc. *	454,475
10,000	Axsome Therapeutics, Inc. *	566,200
400	Biogen, Inc. *	111,900
8,000	BioMarin Pharmaceutical, Inc. *	604,080
37,500	Bluebird Bio, Inc. *	1,130,625
710	Bristol-Myers Squibb Co.	44,822
60,000	Catalyst Biosciences, Inc. *	302,400
25,000	Celldex Therapeutics, Inc. *	515,000
90,000	Cogent Biosciences, Inc. *	790,200
11,000	Coherus Biosciences, Inc.*	160,710
9,000	Collegium Pharmaceutical, Inc. *	213,300
4,000	Constellation Pharmaceuticals, Inc. *	93,560
12,500	Cytokinetics, Inc. *	290,750
9,000	Decibel Therapeutics, Inc. *	102,240
11,000	Dyne Therapeutics, Inc. *	170,830
14,000	Exelixis, Inc.*	316,260
37,000	Fusion Pharmaceuticals, Inc. *	396,640
17,000	Galapagos NV - ADR *	1,310,530
11,800	Gilead Sciences, Inc.	762,634
10,000	GlaxoSmithKline PLC - ADR	356,900
19,000	Gracell Biotechnologies, Inc. - ADR *	292,600
1,000	Horizon Therapeutics PLC *	92,040
10,000	Ideaya Biosciences, Inc. *	235,000
34,000	Immatics NV *	381,140
6,250	Incyte Corp. *	507,937
1,100	Insmed, Inc. *	37,466
7,000	Intra-Cellular Therapies, Inc. *	237,510
3,000	Iovance Biotherapeutics, Inc. *	94,980
30,000	Kadmon Holdings, Inc. *	116,700
52,000	Karyopharm Therapeutics, Inc. *	547,040
19,000	Kiniksa Pharmaceuticals Ltd. *	351,690
20,000	Legend Biotech Corporation - ADR *	580,400
35,000	MEI Pharma, Inc. *	120,050
14,500	Merck & Co., Inc.	1,117,805
30,500	Mersana Therapeutics, Inc. *	493,490
5,500	Morphic Holding, Inc. *	348,040
19,000	MorphoSys AG - ADR *	414,200
2,000	Neurocrine Biosciences, Inc. *	194,500
22,000	Oyster Point Pharma, Inc. *	402,160
4,000	Pfizer, Inc.	144,920
20,000	Puma Biotechnology, Inc. *	194,400

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund (LYFAX, LYFCX, LYFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares		Value
	BIOTECHNOLOGY & PHARMACEUTICALS (continued) - 93.1%
2,500	Reata Pharmaceuticals, Inc. *	$249,250
2,800	Regeneron Pharmaceuticals, Inc. *	1,324,792
6,500	Revance Therapeutics, Inc. *	181,675
9,500	Sarepta Therapeutics, Inc. *	708,035
4,000	Sutro Biopharma, Inc. *	91,040
2,200	Takeda Pharmaceutical Co. Ltd. - ADR	40,172
5,500	TCR2 Therapeutics, Inc. *	121,440
16,000	Translate Bio, Inc. *	263,840
32,500	uniQure NV *	1,094,925
550	United Therapeutics Corp. *	91,998
4,000	Vertex Pharmaceuticals, Inc. *	859,560
92,402	Viracta Therapeutics, Inc. *	854,719
22,000	Y-mAbs Therapeutics, Inc. *	665,280
5,000	Zentalis Pharmaceuticals, Inc. *	216,950
27,000	Zogenix, Inc. *	527,040
6,000	Zymeworks, Inc. *	189,480
		25,999,711
	MEDICAL EQUIPMENT & DEVICES - 0.9%
64	Bio-Rad Laboratories, Inc. *	36,555
17,000	Lucira Health, Inc. *	205,700
		242,255
	SOFTWARE - 0.5%
5,500	Oscar Health, Inc. *	147,840

	TOTAL COMMON STOCKS (Cost $26,280,308)	26,389,806

	SHORT-TERM INVESTMENT - 0.7%
	MONEY MARKET FUND - 0.7%
201,247	Fidelity Investments Money Market Fund, Government Portoflio, Institituional Class to yield 0.01% ^	201,247
	TOTAL SHORT-TERM INVESTMENT (Cost $201,247)

	TOTAL INVESTMENTS - 95.2% (Cost $26,481,555)	$26,591,053
	OTHER ASSETS LESS LIABILITIES - 4.8%	1,328,384
	NET ASSETS - 100%	$27,919,437

*	Non-income producing security

^	Money market fund; interest rate reflects seven-day effective yield on March 31, 2021.

ADR - American Depository Receipt

AG - Aktiengesellschaft

NV - Naamioze Vennootschap

PLC - Public Limited Company

SA - Société Anonyme

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
PORTFOLIO OF INVESTMENTS
March 31, 2021

Shares		Value
	CLOSED END FUNDS - 30.9%
	FIXED INCOME - 30.9%
1,750	BlackRock Long-Term Municipal Advantage Trust	$22,155
1,900	BlackRock Municipal Income Trust	28,500
1,490	BlackRock Municipal Income Trust II	22,738
4,078	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	60,599
3,400	BlackRock MuniYield Investment Quality Fund	49,300
4,590	BlackRock MuniYield New Jersey Fund, Inc.	66,601
1,720	BlackRock New York Municipal Income Trust II	26,101
5,367	Nuveen Municipal Credit Opportunities Fund	75,299
5,202	Nuveen Municipal High Income Opportunity Fund	75,065
6,266	Pioneer Municipal High Income Advantage Trust	74,064
	TOTAL CLOSED END FUNDS (Cost $490,603)	500,422

	EXCHANGE TRADED FUNDS - 11.9%
	FIXED INCOME - 11.9%
1,545	SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	91,665
1,608	VanEck Vectors High-Yield Municipal Index ETF	99,937
	TOTAL EXCHANGE TRADED FUNDS (Cost $189,074)	191,602

Principal Amount ($)		Coupon Rate (%)	Maturity
	MUNICIPAL BONDS - 52.8%
	CITY - 3.6%
50,000	City of Waukegan	4.000	12/30/2037	57,530

	CONTINUING CARE RETIREMENT CENTER - 17.7%
25,000	Health & Educational Facilities Authority of the State of Missouri	5.000	2/1/2046	27,547
10,000	Illinois Finance Authority	4.000	5/15/2035	10,599
50,000	Illinois Finance Authority	5.000	5/15/2056	55,864
25,000	Palm Beach County Health Facilities Authority	5.000	5/15/2047	27,841
25,000	South Carolina Jobs-Economic Development Authority	5.000	11/15/2054	26,772
50,000	Tempe Industrial Development Authority	6.125	10/1/2047	53,887
80,000	Wisconsin Health & Educational Facilities Authority	4.000	7/1/2048	84,520
				287,030
	ECONOMIC & INDUSTRIAL DEVELOPMENT - 6.2%
100,000	Port of Greater Cincinnati Development Authority	4.250	12/1/2051	99,661

	ELECTRICITY & PUBLIC POWER - 1.7%
25,000	Puerto Rico Electric Power Authority	5.250	7/1/2030	27,758

	GOVERNMENT LEASE - 5.3%
50,000	Community College District of Central Southwest Missouri	4.000	3/1/2038	56,599
25,000	Lodi Public Financing Authority	4.000	6/1/2039	29,574
				86,173
	NURSING & ASSISTED LIVING - 0.6%
25,000	Capital Trust Agency, Inc.	5.000	7/1/2053	10,011

	PORTS & MARINAS - 1.7%
25,000	Port Authority of New York & New Jersey	4.000	7/15/2050	28,150

	STATE - 1.7%
25,000	Commonwealth of Puerto Rico	5.500	7/1/2029	28,027

	TOBACCO - 1.6%
25,000	New York Counties Tobacco Trust VI	3.750	6/1/2045	25,186

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	TOLL ROADS, BRIDGES & TUNNELS - 10.7%
55,000	Puerto Rico Highway & Transportation Authority	5.250	7/1/2033	$61,081
50,000	Puerto Rico Highway & Transportation Authority	5.250	7/1/2036	62,291
40,000	Puerto Rico Highway & Transportation Authority	5.250	7/1/2036	49,820
				173,192
	WATER & SEWER - 2.0%
25,000	Clark Regional Wastewater District	5.000	12/1/2040	31,562

	TOTAL MUNICIPAL BONDS (Cost $855,311)			854,280

	TOTAL INVESTMENTS - 95.6% (Cost - $1,534,988)			$1,546,304
	OTHER ASSETS LESS LIABILITIES - 4.4%			72,374
	NET ASSETS - 100.0%			$1,618,678

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Open Short Future
Contracts	Description	Expiration	Notional Value Unrealized Appreciation
(4)	CBOT 10 Year US Treasury Note 06/21/2021	Jun-21	$(523,752)	$125
	Net Unrealized Appreciation from Open Short Futures Contracts			$125

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

CREDIT DEFAULT SWAPS
			Fixed	Implied	Frequency				Premiums
		Buy/Sell	Rate	Credit	of	Expiration	Notional		Paid/	Unrealized
Counterparty	Index	Protection	Received	Spread	Payments	Date	Amount	Value	(Received)	Appreciation
Credit Suisse	Markit CDX North America Investment Grade Index	Sell	1.00%	54.32%	Quarterly	7/10/2026	242,000	$5,725	$5,592	$133
Credit Suisse	Markit CDX North America High Yield Index	Sell	5.00%	307.84%	Quarterly	7/10/2026	242,000	21,919	21,538	381
		Net Unrealized Appreciation on Swap Contracts							$27,130	$514

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2021

							AlphaCentric
			AlphaCentric		AlphaCentric		Symmetry
	AlphaCentric Income		Premium		Robotics and		Strategy Fund
	Opportunities Fund		Opportunity Fund		Automation Fund		(Consolidated)
ASSETS
Investment securities:
Unaffiliated companies, at cost	$2,910,578,945		$83,470,890		$31,313,671		$22,845,696
Affiliated companies, at cost	—		2,271,959		—		—
Investments, at cost	$2,910,578,945		$85,742,849		$31,313,671		$22,845,696
Unaffiliated companies, at value	$3,588,309,601		$83,157,374		$45,264,552		$27,821,828
Affiliated companies, at value	—		2,317,760		—		—
Investments, at value (including collateral for loaned securities)	$3,588,309,601		$85,475,134		$45,264,552		$27,821,828
Cash & Cash Equivalents	65,712,624		16,246,000		3,660,450		6,692,627
Deposit with brokers for futures and swaps	—		—		—		1,669,635
Foreign Currency held at brokers for futures and swaps (Cost $1,302)	—		—		—		1,110
Receivable for securities sold	—		7,875		—		23,947
Receivable for Fund shares sold	7,642,089		1,515,131		145,368		—
Dividends and interest receivable	1,325,348		2,354		70,253		86,646
Upfront payment on swap	—		—		—		46,734
Unrealized appreciation on open futures contracts	—		643,831		—		805,225
Unrealized appreciation on swap contracts	—		—		—		1,281
Prepaid expenses and other assets	312,347		51,298		29,840		2,973
TOTAL ASSETS	3,663,302,009		103,941,623		49,170,463		37,152,006

LIABILITIES
Options Written (Proceeds $983,637)	—		530,395		—		—
Payable upon return of securities loaned	—		—		4,111,085		—
Payable for investments purchased	—		6,975		1,169,035		26,940
Due to Broker	—		805,222		—		—
Unrealized depreciation on swap contracts	—		—		—		5,085
Unrealized depreciation on open futures contracts	—		142,760		—		427,470
Payable for Fund shares repurchased	2,671,802		262,064		17,421		—
Management fees payable	3,917,374		143,386		35,092		45,781
Distribution (12b-1) fees payable	126,176		—		—		21
Fees payable to other related parties	113,923		5,554		2,687		1,193
Administration fees payable	230,461		9,725		9,969		872
Accrued expenses and other liabilities	436,692		11,383		17,773		23,433
TOTAL LIABILITIES	7,496,428		1,917,464		5,363,062		530,795
NET ASSETS	$3,655,805,581		$102,024,159		$43,807,401		$36,621,211

Composition of Net Assets:
Paid in capital	$3,657,432,508		$97,527,155		$31,188,405		$38,748,060
Accumulated income (loss)	(1,626,927)		4,497,004		12,618,996		(2,126,849)
NET ASSETS	$3,655,805,581		$102,024,159		$43,807,401		$36,621,211

Net Asset Value Per Share:
Class A Shares (IOFAX, HMXAX, GNXAX, SYMAX):
Net Assets	$221,961,280		$6,455,378		$7,795,567		$1,016
Shares of beneficial interest outstanding (a)	19,301,730		250,211		457,060		89
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.50		$25.80		$17.06	(d)	$11.46	*

Maximum offering price per share	$12.07	(c)	$27.37	(b)	$18.10	(b)	$12.16	(b)*

Class C Shares (IOFCX, HMXCX, GNXCX, SYMCX):
Net Assets	$118,599,345		$2,078,799		$1,258,201		$1,013
Shares of beneficial interest outstanding (a)	10,354,653		82,835		75,935		89
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$11.45		$25.10		$16.57		$11.42	*

Class I Shares (IOFIX, HMXIX, GNXIX, SYMIX):
Net Assets	$3,315,244,956		$93,489,982		$34,753,633		$36,619,182
Shares of beneficial interest outstanding (a)	287,960,171		3,561,395		2,016,773		3,201,835
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$11.51		$26.25		$17.23		$11.44

*	NAV may not calculate due to rounding of shares

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value ("NAV") shown above differs from the traded NAV on March 31, 2021 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2021

			AlphaCentric
	AlphaCentric		Municipal
	LifeSci Healthcare		Opportunities
	Fund		Fund
ASSETS
Investment securities:
Investments, at cost	$26,481,555		$1,534,988
Investments, at value	$26,591,053		$1,546,304
Cash & Cash Equivalents	1,419,297		87,983
Foreign currency (Cost $35,207)	35,106		—
Deposit with brokers for futures and swaps	—		92,474
Upfront payment on swap	—		27,130
Receivable for Fund shares sold	135,373		—
Dividends and interest receivable	15,063		10,814
Amount due from Manager	—		7,322
Unrealized appreciation on open futures contracts	—		125
Prepaid expenses and other assets	37,990		13,874
Unrealized appreciation on swap contracts	—		514
TOTAL ASSETS	28,233,882		1,786,540

LIABILITIES
Payable for investments purchased	253,810		140,167
Payable for Fund shares repurchased	17,898		—
Management fees payable	21,176		—
Distribution (12b-1) fees payable	421		245
Fees payable to other related parties	1,335		461
Administration fees payable	5,306		6,902
Accrued expenses and other liabilities	14,499		20,087
TOTAL LIABILITIES	314,445		167,862
NET ASSETS	$27,919,437		$1,618,678

Composition of Net Assets:
Paid in capital	$26,129,624		$1,662,188
Accumulated income (loss)	1,789,813		(43,510)
NET ASSETS	$27,919,437		$1,618,678

Net Asset Value Per Share:
Class A Shares (LYFAX,MUNAX):
Net Assets	$1,300,154		$299,503
Shares of beneficial interest outstanding (a)	83,534		28,140
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$15.56		$10.64

Maximum offering price per share	$16.51	(b)	$11.17	(c)

Class C Shares (LYFCX,MUNCX):
Net Assets	$215,472		$221,191
Shares of beneficial interest outstanding (a)	13,878		20,769
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$15.53		$10.65	(d)

Class I Shares (LYFIX,MUNIX):
Net Assets	$26,403,811		$1,097,984
Shares of beneficial interest outstanding (a)	1,693,138		103,134
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$15.59		$10.65	(d)

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) shown above differs from the traded NAV on March 31, 2021 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2021

	AlphaCentric	AlphaCentric	AlphaCentric	AlphaCentric
	Income	Premium	Robotics and	Symmetry
	Opportunities	Opportunity	Automation	Strategy Fund
	Fund	Fund	Fund	(Consolidated)
INVESTMENT INCOME
Dividends (ARAF and ASSF: Net of tax witholding of $14,242 and $27,976, respectively)	$2,219,519	$—	$152,206	$586,771
Dividends from affiliated companies	—	21,839	—	—
Interest	107,564,055	72,954	442	—
Securities lending income	—	—	105,569	—
TOTAL INVESTMENT INCOME	109,783,574	94,793	258,217	586,771

EXPENSES
Management fees	45,954,809	1,232,415	457,736	567,632
Distribution (12b-1) fees:
Class A	505,335	9,026	16,671	4
Class C	1,117,766	13,246	11,613	8
Shareholder servicing fees	2,866,025	44,092	24,038	5,217
Administrative fees	1,395,294	55,395	48,706	42,556
MFund service fees	854,082	26,113	15,972	14,717
Printing and postage expenses	579,814	4,540	9,053	3,366
Registration fees	275,797	28,421	49,863	6,982
Extraordinary Expense	266,639	—	—	—
Custodian fees	198,622	5,349	14,739	64,824
Insurance expense	119,673	318	898	1,894
Compliance officer fees	91,387	8,496	12,595	12,392
Audit fees	64,437	13,424	15,958	13,731
Legal fees	52,836	14,307	17,059	16,017
Trustees fees and expenses	13,129	10,317	10,222	10,849
Broker expense	—	6,710	—	5,228
Other expenses	34,274	2,658	1,860	5,489
TOTAL EXPENSES	54,389,919	1,474,827	706,983	770,906

Less: Fees waived by the Manager	(6,772,123)	(40,402)	(165,273)	(119,849)
NET EXPENSES	47,617,796	1,434,425	541,710	651,057

NET INVESTMENT INCOME (LOSS)	62,165,778	(1,339,632)	(283,493)	(64,286)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(16,665,371)	(87,628)	3,375,968	(2,576,992)
Investments, Securities sold short	—	19,713	—	—
Foreign Currencies Translation	—	—	(19,735)	(36,238)
Futures Contracts	—	7,237,895	—	2,308,070
Swap Contracts	—	—	—	15,904
Options Written	—	1,493,035	—	—
	(16,665,371)	8,663,015	3,356,233	(289,256)
Net change in unrealized appreciation (depreciation) on:
Investments	1,036,541,592	(222,291)	15,876,089	9,027,697
Investments, affiliated companies	—	45,801	—	—
Foreign Currencies Translation	—	—	1,243	18,497
Futures Contracts	—	405,698	—	(2,759,525)
Options Written	—	138,643	—	—
Swap Contracts	—	—	—	(3,804)
	1,036,541,592	367,851	15,877,332	6,282,865

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,019,876,221	9,030,866	19,233,565	5,993,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,082,041,999	$7,691,234	$18,950,072	$5,929,323

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2021

	AlphaCentric	AlphaCentric
	LifeSci Healthcare	Municipal
	Fund	Opportunities Fund
INVESTMENT INCOME
Dividends (ALHF: Net of tax witholding of $247)	$39,771	$13,471
Interest	271	10,685
TOTAL INVESTMENT INCOME	40,042	24,156

EXPENSES
Management fees	110,666	6,316
Distribution (12b-1) fees:
Class A	901	54
Class C	444	163
Administrative fees	27,232	25,883
Legal fees	13,961	14,061
Audit fees	13,847	18,671
Compliance officer fees	11,248	17,258
Registration fees	10,968	8,975
Trustees fees and expenses	10,640	9,310
Custodian fees	8,965	2,387
MFund service fees	7,642	5,176
Shareholder servicing fees	4,643	2,154
Printing and postage expenses	1,682	1,682
Extraordinary Expense	1,184	—
Insurance expense	26	8
Other expenses	1,328	1,328
TOTAL EXPENSES	225,377	113,426

Less: Fees waived/reimbursed by the Manager	(97,907)	(105,262)
NET EXPENSES	127,470	8,164

NET INVESTMENT INCOME (LOSS)	(87,428)	15,992

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	2,166,243	1,866
	2,166,243	1,866
Net change in unrealized appreciation on:
Investments	85,998	30,921
Futures Contracts	—	125
Foreign Currency Translations	(101)	—
Swap Contracts	—	514
	85,897	31,560

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,252,140	33,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,164,712	$49,418

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
FROM OPERATIONS
Net investment income	$62,165,778	$131,106,530
Net realized loss from investments	(16,665,371)	(584,910,650)
Net change in unrealized appreciation (depreciation) on investments	1,036,541,592	(501,466,701)
Net increase (decrease) in net assets resulting from operations	1,082,041,999	(955,270,821)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A (IOFAX)	(4,811,480)	(2,154,592)
Class C (IOFCX)	(2,260,136)	(808,806)
Class I (IOFIX)	(75,109,590)	(21,012,001)
From net investment income:
Class A (IOFAX)	(4,383,549)	(14,061,120)
Class C (IOFCX)	(1,980,045)	(4,022,243)
Class I (IOFIX)	(56,426,733)	(116,548,452)
Total distributions to shareholders	(144,971,533)	(158,607,214)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (IOFAX)	135,809,630	233,440,493
Class C (IOFCX)	26,463,163	84,498,190
Class I (IOFIX)	2,158,726,704	2,509,885,768
Net asset value of shares issued in reinvestment of distributions:
Class A (IOFAX)	7,874,400	14,858,561
Class C (IOFCX)	3,769,045	4,345,772
Class I (IOFIX)	107,312,834	108,641,385
Payments for shares repurchased:
Class A (IOFAX)	(140,324,496)	(315,317,600)
Class C (IOFCX)	(35,721,597)	(48,928,117)
Class I (IOFIX)	(1,301,107,192)	(2,323,942,464)
Net increase in net assets from shares of beneficial interest	962,802,491	267,481,988

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,899,872,957	(846,396,047)

NET ASSETS
Beginning of Year	1,755,932,624	2,602,328,671
End of Year	$3,655,805,581	$1,755,932,624

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
SHARE ACTIVITY
Class A (IOFAX):
Shares Sold	13,500,003	18,756,415
Shares Reinvested	763,453	1,193,376
Shares Repurchased	(13,681,964)	(28,458,367)
Net increase (decrease) in shares of beneficial interest outstanding	581,492	(8,508,576)

Class C (IOFCX):
Shares Sold	2,662,613	6,749,293
Shares Reinvested	367,500	357,059
Shares Repurchased	(3,474,388)	(4,369,407)
Net increase (decrease) in shares of beneficial interest outstanding	(444,275)	2,736,945

Class I (IOFIX):
Shares Sold	218,355,088	208,556,833
Shares Reinvested	10,307,340	8,792,378
Shares Repurchased	(126,360,184)	(208,046,252)
Net increase in shares of beneficial interest outstanding	102,302,244	9,302,959

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
FROM OPERATIONS
Net investment loss	$(1,339,632)	$(17,559)
Net realized gain from investments, options contracts, foreign currency translations, shorts and futures	8,663,015	1,796,328
Net change in unrealized appreciation on investments, options contracts, foreign currency translations, shorts and futures	367,851	226,418
Net increase in net assets resulting from operations	7,691,234	2,005,187

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (HMXAX)	(97,871)	—
Class C (HMXCX)	(43,692)	—
Class I (HMXIX)	(1,669,508)	—
Total distributions to shareholders	(1,811,071)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (HMXAX)	6,023,382	1,286,383
Class C (HMXCX)	1,989,422	142,850
Class I (HMXIX)	103,273,895	21,611,661
Net asset value of shares issued in reinvestment of distributions:
Class A (HMXAX)	91,049	—
Class C (HMXCX)	36,788	—
Class I (HMXIX)	1,212,465	—
Payments for shares repurchased:
Class A (HMXAX)	(1,699,014)	(1,446,484)
Class C (HMXCX)	(189,256)	(63,726)
Class I (HMXIX)	(43,273,227)	(3,390,985)
Net increase in net assets from shares of beneficial interest	67,465,504	18,139,699

TOTAL INCREASE IN NET ASSETS	73,345,667	20,144,886

NET ASSETS
Beginning of Year	28,678,492	8,533,606
End of Year	$102,024,159	$28,678,492

SHARE ACTIVITY
Class A (HMXAX):
Shares Sold	240,502	63,967
Shares Reinvested	3,616	—
Shares Repurchased	(68,373)	(75,280)
Net increase (decrease) in shares of beneficial interest outstanding	175,745	(11,313)

Class C (HMXCX):
Shares Sold	81,682	7,252
Shares Reinvested	1,499	—
Shares Repurchased	(7,598)	(3,398)
Net increase in shares of beneficial interest outstanding	75,583	3,854

Class I (HMXIX):
Shares Sold	4,061,013	942,843
Shares Reinvested	47,343	—
Shares Repurchased	(1,688,841)	(163,689)
Net increase in shares of beneficial interest outstanding	2,419,515	779,154

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
FROM OPERATIONS
Net investment loss	$(283,493)	$(153,919)
Net realized gain (loss) from investments and foreign currency	3,356,233	(2,541,341)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	15,877,332	(2,325,263)
Net increase (decrease) in net assets resulting from operations	18,950,072	(5,020,523)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (GNXAX)	2,289,818	3,069,276
Class C (GNXCX)	287,982	509,617
Class I (GNXIX)	8,520,120	16,703,267
Payments for shares repurchased:
Class A (GNXAX)	(2,570,351)	(1,867,413)
Class C (GNXCX)	(473,274)	(281,714)
Class I (GNXIX)	(9,127,131)	(10,367,613)
Net increase (decrease) in net assets from shares of beneficial interest	(1,072,836)	7,765,420

TOTAL INCREASE IN NET ASSETS	17,877,236	2,744,897

NET ASSETS
Beginning of Year	25,930,165	23,185,268
End of Year	$43,807,401	$25,930,165

SHARE ACTIVITY
Class A (GNXAX):
Shares Sold	152,217	267,854
Shares Repurchased	(184,221)	(167,063)
Net increase (decrease) in shares of beneficial interest outstanding	(32,004)	100,791

Class C (GNXCX):
Shares Sold	18,035	45,166
Shares Repurchased	(29,917)	(25,213)
Net increase (decrease) in shares of beneficial interest outstanding	(11,882)	19,953

Class I (GNXIX):
Shares Sold	540,704	1,495,757
Shares Repurchased	(624,551)	(954,585)
Net increase (decrease) in shares of beneficial interest outstanding	(83,847)	541,172

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2021	March 31, 2020 *
FROM OPERATIONS
Net investment income (loss)	$(64,286)	$370,212
Net realized loss from investments, futures, swaps and foreign currencies translation	(289,256)	(6,328,280)
Distributions of capital gains from underlying investment companies	—	2,965
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and swap contracts	6,282,865	(1,053,225)
Net increase (decrease) in net assets resulting from operations	5,929,323	(7,008,328)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (SYMAX)	(12)	(22)
Class C (SYMCX)	(8)	(18)
Class I (SYMIX)	(562,874)	(1,483,923)
Total distributions to shareholders	(562,894)	(1,483,963)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SYMAX)	—	1,000
Class C (SYMCX)	—	1,000
Class I (SYMIX)	250,689	63,287,733
Net asset value of shares issued in reinvestment of distributions:
Class I (SYMIX)	558,926	1,478,066
Payments for shares repurchased:
Class I (SYMIX)	(401,921)	(25,428,420)
Net increase in net assets from shares of beneficial interest	407,694	39,339,379

TOTAL INCREASE IN NET ASSETS	5,774,123	30,847,088

NET ASSETS
Beginning of Period	30,847,088	—
End of Period	$36,621,211	$30,847,088

SHARE ACTIVITY
Class A (SYMAX):
Shares Sold	—	89
Net increase in shares of beneficial interest outstanding	—	89

Class C (SYMCX):
Shares Sold	—	89
Net increase in shares of beneficial interest outstanding	—	89

Class I (SYMIX):
Shares Sold	22,897	5,613,608
Shares Reinvested	54,107	134,370
Shares Repurchased	(39,476)	(2,583,671)
Net increase in shares of beneficial interest outstanding	37,528	3,164,307

*	AlphaCentric Symmetry Strategy Fund Class A, Class C and Class I commenced operations on August 8, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2021	March 31, 2020 *
FROM OPERATIONS
Net investment loss	$(87,428)	$(693)
Net realized gain (loss) from investments	2,166,243	(93,298)
Net change in unrealized appreciation on investments	85,897	23,500
Net increase (decrease) in net assets resulting from operations	2,164,712	(70,491)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (SMZAX)	(14,140)	—
Class C (SMZCX)	(1,123)	—
Class I (SMZIX)	(289,145)	—
Total distributions to shareholders	(304,408)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (LYFAX)	1,186,599	10
Class C (LYFCX)	213,067	10
Class I (LYFIX)	24,365,607	1,706,273
Net asset value of shares issued in reinvestment of distributions:
Class A (LYFAX)	14,140	—
Class C (LYFCX)	1,123	—
Class I (LYFIX)	239,450	—
Payments for shares repurchased:
Class A (LYFAX)	(312)	—
Class I (LYFIX)	(1,561,343)	(35,000)
Net increase in net assets from shares of beneficial interest	24,458,331	1,671,293

TOTAL INCREASE IN NET ASSETS	26,318,635	1,600,802

NET ASSETS
Beginning of Period	1,600,802	—
End of Period	$27,919,437	$1,600,802

SHARE ACTIVITY
Class A (LYFAX):
Shares Sold	82,623	1
Shares Reinvested	930	—
Shares Repurchased	(20)	—
Net increase in shares of beneficial interest outstanding	83,533	1

Class C (LYFCX):
Shares Sold	13,803	1
Shares Reinvested	74	—
Net increase in shares of beneficial interest outstanding	13,877	1

Class I (LYFIX):
Shares Sold	1,610,573	171,373
Shares Reinvested	15,733	—
Shares Repurchased	(100,830)	(3,711)
Net increase in shares of beneficial interest outstanding	1,525,476	167,662

*	AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2021	March 31, 2020 *
FROM OPERATIONS
Net investment income (loss)	$15,992	$(55)
Net realized gain (loss) from investments, futures and swaps	1,866	(57,017)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	31,560	(19,605)
Net increase (decrease) in net assets resulting from operations	49,418	(76,677)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (MUNAX)	(1,041)	—
Class C (MUNCX)	(351)	—
Class I (MUNIX)	(14,859)	—
Total distributions to shareholders	(16,251)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (MUNAX)	317,500	5,066,357
Class C (MUNCX)	220,000	10
Class I (MUNIX)	882,307	383,726
Net asset value of shares issued in reinvestment of distributions:
Class A (MUNAX)	1,041	—
Class C (MUNCX)	351	—
Class I (MUNIX)	7,792	—
Payments for shares repurchased:
Class A (MUNAX)	(32,271)	(4,977,948)
Class I (MUNIX)	(206,677)	—
Net increase in net assets from shares of beneficial interest	1,190,043	472,145

TOTAL INCREASE IN NET ASSETS	1,223,210	395,468

NET ASSETS
Beginning of Period	395,468	—
End of Period	$1,618,678	$395,468

SHARE ACTIVITY
Class A (MUNAX):
Shares Sold	29,956	505,532
Shares Reinvested	98	—
Shares Repurchased	(3,119)	(504,327)
Net increase in shares of beneficial interest outstanding	26,935	1,205

Class C (MUNCX):
Shares Sold	20,735	1
Shares Reinvested	33	—
Net increase in shares of beneficial interest outstanding	20,768	1

Class I (MUNIX):
Shares Sold	84,039	38,242
Shares Reinvested	751	—
Shares Repurchased	(19,898)	—
Net increase in shares of beneficial interest outstanding	64,892	38,242

*	AlphaCentric Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class A (IOFAX)	2021		2020		2019		2018		2017
Net asset value, beginning of year	$8.15		$12.28		$12.23		$11.46		$10.72

Activity from investment operations:
Net investment income (1)	0.19		0.46		0.56		0.58		0.50
Net realized and unrealized gain (loss) on investments	3.62		(4.02)		0.08		0.76		0.78
Total from investment operations	3.81		(3.56)		0.64		1.34		1.28

Less distributions from:
Net investment income	(0.21)		(0.48)		(0.57)		(0.57)		(0.53)
Return of capital	(0.25)		(0.09)		(0.02)		—		(0.01)
Total distributions	(0.46)		(0.57)		(0.59)		(0.57)		(0.54)

Paid-in-Capital From Redemption Fees	—		—		—		—		0.00 (7)

Net asset value, end of year	$11.50		$8.15		$12.28		$12.23		$11.46

Total return (2)(5)	47.64%		(30.45)%		5.31%		11.91%		12.22%

Net assets, at end of year (000s)	$221,961		$152,646		$334,481		$293,712		$109,712

Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.97	% (11)	1.93	% (10)	1.92	% (9)	1.97	% (8)	2.08%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.75	% (11)	1.75	% (10)	1.75	% (9)	1.77	% (8)	1.74%
Ratio of net investment income to average net assets (4)(6)	1.83%		3.67%		4.56%		4.79%		4.39%
Portfolio Turnover Rate (5)	3%		54%		33%		31%		10%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Less than $0.01

(8)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(9)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(10)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2021 attributed to line of credit fees and extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class C (IOFCX)	2021		2020		2019		2018		2017
Net asset value, beginning of year	$8.12		$12.24		$12.20		$11.43		$10.71

Activity from investment operations:
Net investment income (1)	0.11		0.37		0.47		0.49		0.39
Net realized and unrealized gain (loss) on investments	3.61		(4.01)		0.07		0.77		0.81
Total from investment operations	3.72		(3.64)		0.54		1.26		1.20

Less distributions from:
Net investment income	(0.14)		(0.41)		(0.48)		(0.49)		(0.47)
Return of capital	(0.25)		(0.07)		(0.02)		—		(0.01)
Total distributions	(0.39)		(0.48)		(0.50)		(0.49)		(0.48)

Paid-in-Capital From Redemption Fees	—		—		—		—		0.00 (7)

Net asset value, end of year	$11.45		$8.12		$12.24		$12.20		$11.43

Total return (2)(5)	46.47%		(30.98)%		4.50%		11.17	% (8)	11.36%

Net assets, at end of year (000s)	$118,599		$87,724		$98,682		$56,959		$18,574

Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	2.72	% (12)	2.68	% (11)	2.68	% (10)	2.72	% (9)	2.83%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	2.50	% (12)	2.50	% (11)	2.50	% (10)	2.52	% (9)	2.49%
Ratio of net investment income to average net assets (4)(6)	1.08%		2.95%		3.80%		4.05%		3.42%
Portfolio Turnover Rate (5)	3%		54%		33%		31%		10%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Less than $0.01

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(10)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2021 attributed to line of credit fees and extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class I (IOFIX)	2021		2020		2019		2018		2017
Net asset value, beginning of year	$8.16		$12.30		$12.25		$11.47		$10.72

Activity from investment operations:
Net investment income (1)	0.22		0.50		0.59		0.62		0.52
Net realized and unrealized gain (loss) on investments	3.63		(4.03)		0.08		0.76		0.80
Total from investment operations	3.85		(3.53)		0.67		1.38		1.32

Less distributions from:
Net investment income	(0.23)		(0.52)		(0.60)		(0.60)		(0.56)
Return of capital	(0.27)		(0.09)		(0.02)		—		(0.01)
Total distributions	(0.50)		(0.61)		(0.62)		(0.60)		(0.57)

Paid-in-Capital From Redemption Fees	—		—		—		—		0.00 (7)

Net asset value, end of year	$11.51		$8.16		$12.30		$12.25		$11.47

Total return (2)(5)	47.94%		(30.29)%		5.56%		12.25	% (8)	12.56%

Net assets, at end of year (000s)	$3,315,245		$1,515,562		$2,169,166		$1,352,105		$374,895

Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.72	% (12)	1.68	% (11)	1.68	% (10)	1.72	% (9)	1.83%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.50	% (12)	1.50	% (11)	1.50	% (10)	1.52	% (9)	1.49%
Ratio of net investment income to average net assets (4)(6)	2.07%		3.91%		4.80%		5.06%		4.56%
Portfolio Turnover Rate (5)	3%		54%		33%		31%		10%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Less than $0.01

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(10)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2021 attributed to line of credit fees and extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class A (HMXAX)	2021		2020		2019		2018		2017 (1)
Net asset value, beginning of period	$23.12		$18.70		$16.26		$18.54		$18.06

Activity from investment operations:
Net investment loss (2)	(0.53)		(0.06)		(0.10)		(0.28)		(0.21)
Net realized and unrealized gain (loss) on investments	3.79		4.48		2.54		(1.44)		0.72	(8)
Total from investment operations	3.26		4.42		2.44		(1.72)		0.51

Less distributions from:
Net realized gains	(0.58)		—		—		(0.56)		(0.03)
Total distributions	(0.58)		—		—		(0.56)		(0.03)

Net asset value, end of period	$25.80		$23.12		$18.70		$16.26		$18.54

Total return (3)(6)	14.17%		23.64%		15.01%		(9.68	)% (9)(10)	2.82%

Net assets, at end of period (000s)	$6,455		$1,722		$1,604		$3,073		$1,906

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.31	% (15)	3.19	% (14)	3.47	% (13)	3.07	% (12)	4.32	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.25	% (15)	2.33	% (14)	2.32	% (13)	2.60	% (12)	2.60	% (11)
Ratio of net investment loss to average net assets (5)	(2.11	)% (15)	(0.31	)% (14)	(0.61	)% (13)	(1.54	)% (12)	(2.27	)% (11)
Portfolio Turnover Rate (6)(7)	9%		0%		54%		0%		0%

(1)	AlphaCentric Premium Opportunity Fund Class A commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the A shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.90)% for the A shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.36% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.08% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.09% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(15)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class C (HMXCX)	2021		2020		2019		2018		2017 (1)
Net asset value, beginning of period	$22.68		$18.38		$16.10		$18.49		$18.06

Activity from investment operations:
Net investment loss (2)	(0.71)		(0.25)		(0.23)		(0.42)		(0.31)
Net realized and unrealized gain (loss) on investments	3.71		4.55		2.51		(1.41)		0.77	(8)
Total from investment operations	3.00		4.30		2.28		(1.83)		0.46

Less distributions from:
Net realized gains	(0.58)		—		—		(0.56)		(0.03)
Total distributions	(0.58)		—		—		(0.56)		(0.03)

Net asset value, end of period	$25.10		$22.68		$18.38		$16.10		$18.49

Total return (3)(6)	13.29%		23.40%		14.16%		(10.30	)% (9)(10)	2.54%

Net assets, at end of period (000s)	$2,079		$164		$62		$191		$75

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.06	% (15)	3.94	% (14)	4.23	% (13)	3.80	% (12)	5.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	3.00	% (15)	3.04	% (14)	3.06	% (13)	3.34	% (12)	3.35	% (11)
Ratio of net investment loss to average net assets (5)	(2.88	)% (15)	(1.23	)% (14)	(1.37	)% (13)	(2.29	)% (12)	(3.02	)% (11)
Portfolio Turnover Rate (6)(7)	9%		0%		54%		0%		0%

(1)	AlphaCentric Premium Opportunity Fund Class C commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the C shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (10.52)% for the C shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.35% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.07% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.05% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(15)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class I (HMXIX)	2021		2020		2019		2018		2017 (1)
Net asset value, beginning of period	$23.46		$18.93		$16.42		$18.57		$18.06

Activity from investment operations:
Net investment loss (2)	(0.48)		(0.03)		(0.05)		(0.28)		(0.19)
Net realized and unrealized gain (loss) on investments	3.85		4.56		2.56		(1.31)		0.73	(8)
Total from investment operations	3.37		4.53		2.51		(1.59)		0.54

Less distributions from:
Net realized gains	(0.58)		—		—		(0.56)		(0.03)
Total distributions	(0.58)		—		—		(0.56)		(0.03)

Net asset value, end of period	$26.25		$23.46		$18.93		$16.42		$18.57

Total return (3)(6)	14.43%		23.93%		15.29%		(8.94	)% (9)(10)	2.98%

Net assets, at end of period (000s)	$93,490		$26,792		$6,867		$9,433		$10,512

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.06	% (15)	2.94	% (14)	3.20	% (13)	2.90	% (12)	4.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.00	% (15)	2.05	% (14)	2.09	% (13)	2.46	% (12)	2.35	% (11)
Ratio of net investment loss to average net assets (5)	(1.87	)% (15)	(0.13	)% (14)	(0.32	)% (13)	(1.48	)% (12)	(2.02	)% (11)
Portfolio Turnover Rate (6)(7)	9%		0%		54%		0%		0%

(1)	AlphaCentric Premium Opportunity Fund Class I commenced operations on August 31, 2011 and does not include performance prior to September 30, 2016 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.28% for the I shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.22)% for the I shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.47% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.10% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.06% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(15)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended		Period Ended
	March 31,	March 31,	March 31,		March 31,
Class A (GNXAX)	2021	2020	2019		2018 (1)
Net asset value, beginning of period	$9.63	$11.46	$12.50		$10.00

Activity from investment operations:
Net investment loss (2)	(0.14)	(0.08)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	7.57	(1.75)	(0.62)		2.81
Total from investment operations	7.43	(1.83)	(0.72)		2.72

Less distributions from:
Net realized gains	—	—	(0.32)		(0.22)
Total distributions	—	—	(0.32)		(0.22)

Net asset value, end of period	$17.06	$9.63	$11.46		$12.50

Total return (3)(6)	77.15%	(15.97)%	(5.29)%		27.33%

Net assets, at end of period (000s)	$7,796	$4,711	$4,450		$13,178

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.10%	2.18%	2.41	% (7)	2.30%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%	1.65%	1.67	% (7)	1.65%
Ratio of net investment loss to average net assets (5)	(0.96)%	(0.69)%	(0.84)%		(0.85)%
Portfolio Turnover Rate (6)	125%	315%	297%		178%

(1)	AlphaCentric Robotics and Automation Fund Class A commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended		Period Ended
	March 31,	March 31,	March 31,		March 31,
Class C (GNXCX)	2021	2020	2019		2018 (1)
Net asset value, beginning of period	$9.43	$11.30	$12.43		$10.00

Activity from investment operations:
Net investment loss (2)	(0.24)	(0.16)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments	7.38	(1.71)	(0.64)		2.81
Total from investment operations	7.14	(1.87)	(0.81)		2.65

Less distributions from:
Net realized gains	—	—	(0.32)		(0.22)
Total distributions	—	—	(0.32)		(0.22)

Net asset value, end of period	$16.57	$9.43	$11.30		$12.43

Total return (3)(6)	75.72%	(16.55)%	(6.05)%		26.63%

Net assets, at end of period (000s)	$1,258	$828	$767		$212

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.85%	2.93%	3.17	% (7)	3.25%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.40%	2.40%	2.41	% (7)	2.40%
Ratio of net investment loss to average net assets (5)	(1.71)%	(1.47)%	(1.50)%		(1.57)%
Portfolio Turnover Rate (6)	125%	315%	297%		178%

(1)	AlphaCentric Robotics and Automation Fund Class C commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Includes 0.01% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended		Period Ended
	March 31,	March 31,	March 31,		March 31,
Class I (GNXIX)	2021	2020	2019		2018 (1)
Net asset value, beginning of period	$9.71	$11.52	$12.54		$10.00

Activity from investment operations:
Net investment loss (2)	(0.10)	(0.05)	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	7.62	(1.76)	(0.64)		2.80
Total from investment operations	7.52	(1.81)	(0.70)		2.76

Less distributions from:
Net realized gains	—	—	(0.32)		(0.22)
Total distributions	—	—	(0.32)		(0.22)

Net asset value, end of period	$17.23	$9.71	$11.52		$12.54

Total return (3)(6)	77.45%	(15.71)%	(5.11)%		27.73%

Net assets, at end of period (000s)	$34,754	$20,392	$17,968		$14,556

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.85%	1.93%	2.16	% (7)	2.76%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.40%	1.40%	1.42	% (7)	1.40%
Ratio of net investment loss to average net assets (5)	(0.70)%	(0.46)%	(0.53)%		(0.42)%
Portfolio Turnover Rate (6)	125%	315%	297%		178%

(1)	AlphaCentric Robotics and Automation Fund Class I commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class A (SYMAX)	2021		2020 (1)
Net asset value, beginning of period	$9.75		$11.28

Activity from investment operations:
Net investment income (loss) (2)	(0.04)		0.05
Net realized and unrealized gain (loss) on investments	1.89		(1.33	) (8)
Total from investment operations	1.85		(1.28)

Less distributions from:
Net investment income	(0.14)		(0.25)
Total distributions	(0.14)		(0.25)

Net asset value, end of period	$11.46		$9.75

Total return (3)(6)	19.11%		(11.64)%

Net assets, at end of period (7)	$1,016		$865

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.63	% (10)	2.51	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.26	% (10)	2.25	% (9)
Ratio of net investment income (loss) to average net assets (5)	(0.45)%		0.38%
Portfolio Turnover Rate (6)	121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class A commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(9)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(10)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class C (SYMCX)	2021		2020 (1)
Net asset value, beginning of period	$9.75		$11.28

Activity from investment operations:
Net investment loss (2)	(0.12)		(0.00	) (7)
Net realized and unrealized gain (loss) on investments	1.88		(1.33	) (9)
Total from investment operations	1.76		(1.33)

Less distributions from:
Net investment income	(0.09)		(0.20)
Total distributions	(0.09)		(0.20)

Net asset value, end of period	$11.42		$9.75

Total return (3)(6)	18.10%		(11.97)%

Net assets, at end of period (8)	$1,013		$864

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.37	% (11)	3.26	% (10)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	3.01	% (11)	3.00	% (10)
Ratio of net investment loss to average net assets (5)	(1.20)%		(0.16)%
Portfolio Turnover Rate (6)	121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class C commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(10)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(11)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class I (SYMIX)	2021		2020 (1)
Net asset value, beginning of period	$9.75		$11.28

Activity from investment operations:
Net investment income (loss) (2)	(0.02)		0.07
Net realized and unrealized gain (loss) on investments	1.89		(1.33	) (7)
Total from investment operations	1.87		(1.26)

Less distributions from:
Net investment income	(0.18)		(0.27)
Total distributions	(0.18)		(0.27)

Net asset value, end of period	$11.44		$9.75

Total return (3)(6)	19.37%		(11.47)%

Net assets, at end of period (000s)	$36,619		$30,845

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.38	% (9)	2.26	% (8)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.01	% (9)	2.00	% (8)
Ratio of net investment income (loss) to average net assets (5)	(0.21)%		0.96%
Portfolio Turnover Rate (6)	121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class I commenced operations on September 1, 2014 and does not include performance prior to August 8, 2019 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(8)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(9)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class A (LYFAX)	2021		2020 (1)
Net asset value, beginning of period	$9.55		$10.00

Activity from investment operations:
Net investment loss (2)	(0.19)		(0.04)
Net realized and unrealized gain (loss) on investments	6.55		(0.41)
Total from investment operations	6.36		(0.45)

Less distributions from:
Net realized gains	(0.35)		—
Total distributions	(0.35)		—

Net asset value, end of period	$15.56		$9.55

Total return (3)(6)	66.70%		(4.50)%

Net assets, at end of period (000s)	$1,300		$10 (7)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.78	% (8)	24.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.66	% (8)	1.65%
Ratio of net investment loss to average net assets (5)	(1.21)%		(0.48)%
Portfolio Turnover Rate (6)	141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class A commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class C (LYFCX)	2021		2020 (1)
Net asset value, beginning of period	$9.55		$10.00

Activity from investment operations:
Net investment loss (2)	(0.32)		(0.06)
Net realized and unrealized gain (loss) on investments	6.65		(0.39)
Total from investment operations	6.33		(0.45)

Less distributions from:
Net realized gains	(0.35)		—
Total distributions	(0.35)		—

Net asset value, end of period	$15.53		$9.55

Total return (3)(6)	66.38%		(4.50)%

Net assets, at end of period (000s)	$215		$10 (7)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.53	% (8)	25.14%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.41	% (8)	2.40%
Ratio of net investment loss to average net assets (5)	(1.96)%		(1.23)%
Portfolio Turnover Rate (6)	141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class C commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class I (LYFIX)	2021		2020 (1)
Net asset value, beginning of period	$9.55		$10.00

Activity from investment operations:
Net investment loss (2)	(0.14)		(0.01)
Net realized and unrealized gain (loss) on investments	6.53		(0.44)
Total from investment operations	6.39		(0.45)

Less distributions from:
Net investment income	(0.00	) (7)	—
Net realized gains	(0.35)		—
Total distributions	(0.35)		—

Net asset value, end of period	$15.59		$9.55

Total return (3)(6)	67.02%		(4.50)%

Net assets, at end of period (000s)	$26,404		$1,601

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.53	% (8)	24.14%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.41	% (8)	1.40%
Ratio of net investment loss to average net assets (5)	(0.96)%		(0.23)%
Portfolio Turnover Rate (6)	141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class I commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class A (MUNAX)	2021	2020 (1)
Net asset value, beginning of period	$10.00	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.21	(0.02)
Net realized and unrealized gain on investments	0.65	0.02 (8)
Total from investment operations	0.86	(0.00)

Less distributions from:
Net investment income	(0.22)	—
Total distributions	(0.22)	—

Net asset value, end of period	$10.64	$10.00

Total return (3)(7)	8.70%	0.00%

Net assets, at end of period (000s)	$300	$12

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	18.50%	6.29%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	2.30%	(0.98)%
Portfolio Turnover Rate (7)	143%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class A commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class C (MUNCX)	2021	2020 (1)
Net asset value, beginning of period	$10.03	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.22	(0.02)
Net realized and unrealized gain on investments	0.62	0.05 (9)
Total from investment operations	0.84	0.03

Less distributions from:
Net investment income	(0.22)	—
Total distributions	(0.22)	—

Net asset value, end of period	$10.65	$10.03

Total return (3)(7)	8.47%	0.30%

Net assets, at end of period	$221	$10 (8)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	19.25%	7.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	2.25%	2.25%
Ratio of net investment income (loss) to average net assets (5)(6)	1.55%	(0.81)%
Portfolio Turnover Rate (7)	143%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class C commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended
	March 31,	March 31,
Class I (MUNIX)	2021	2020 (1)
Net asset value, beginning of period	$10.03	$10.00

Activity from investment operations:
Net investment income (2)	0.27	0.04
Net realized and unrealized gain (loss) on investments	0.60	(0.01	) (8)
Total from investment operations	0.87	0.03

Less distributions from:
Net investment income	(0.25)	—
Total distributions	(0.25)	—

Net asset value, end of period	$10.65	$10.03

Total return (3)(7)	8.77%	0.30%

Net assets, at end of period (000s)	$1,098	$383

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	18.25%	6.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	1.25%	1.25%
Ratio of net investment income to average net assets (5)(6)	2.55%	1.64%
Portfolio Turnover Rate (7)	143%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class I commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
March 31, 2021

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of thirty-eight series. These financial statements include the following series: AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, and AlphaCentric Municipal Opportunities Fund. Each series is individually referred to as a “Fund” or collectively as the “Funds” throughout these financial statements. The AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund and AlphaCentric Municipal Opportunities Fund are registered as non-diversified series of the Trust. The AlphaCentric Income Opportunities Fund and AlphaCentric Premium Opportunities Fund are diversified series of the Trust. The Funds’ investment manager is AlphaCentric Advisors, LLC (the “Manager” or “AlphaCentric”).

AlphaCentric Income Opportunities Fund (“AIOF”), commenced operations on May 28, 2015. AIOF’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric Premium Opportunity Fund (“APOF”), commenced operations as a series of the Trust on September 30, 2016. The predecessor fund of APOF Class I commenced operations on August 31, 2011, as a private investment fund. APOF’s investment objective is to achieve long-term capital appreciation.

AlphaCentric Robotics and Automation Fund (“ARAF”), commenced operations on May 31, 2017. ARAF’s investment objective is long-term capital appreciation. Effective December 1, 2018, the Fund’s sub-advisor is Contego Capital Group, Inc.

AlphaCentric Symmetry Strategy Fund (“ASSF”), class A and C commenced operations on August 8, 2019, and class I commenced operations on September 1, 2014. ASSF’s investment objective is capital appreciation. The Fund’s sub-advisor is Mount Lucas Management LP.

ASSF acquired all of the assets and liabilities of MLM Symmetry Fund, LP. (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, net assets of the Predecessor Fund were exchanged for Class I shares of the ASSF, so the Predecessor Fund became the Class I shares of the ASSF Fund. The net asset value of the ASSF’s shares resulting from these tax-free transactions on the close of business August 8, 2019, after the reorganization, was $11.28 for Class I shares and received in-kind capital contributions of securities valued at $52,604,794, Cash valued at $8,536,385 and Other Net Assets/Liabilities valued at $64,604 in exchange for 5,426,045 Class I shares. Class A shares and Class C shares commenced operations on August 8, 2019. The Fund’s investment objectives, policies, restrictions and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of ASSF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

AlphaCentric LifeSci Healthcare Fund (“ALHF”), commenced operations on November 29, 2019. ALHF’s investment objective is long-term capital appreciation. The Fund’s sub-advisor is LifeSci Fund Management LLC.

AlphaCentric Municipal Opportunities Fund (“AMOF”), commenced operations on December 31, 2019. AMOF’s investment objective is to provide income exempt from federal income tax with capital appreciation as a secondary objective. The Fund’s sub-advisors are SWBC Investment Company (“SWBC”) LLC and Mount Lucas Management LP. Effective December 1, 2020, SWBC replaced R&C Investment Advisors, LLC as the sub-advisor to the Fund.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Financial Services – Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

a)        Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not-change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. A Fund may fair value a particular bond if the Manager does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap.

Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

In certain circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The following tables summarize the inputs used as of March 31, 2021 for the Funds’ assets and liabilities measured at fair value:

AlphaCentric Income Opportunities Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Asset Backed Securities	$—	$—	$2,503,872	$2,503,872
Exchange Traded Funds	174,298,350	—	—	174,298,350
Non-Agency Residential Mortgage Backed Securities	—	3,357,280,466	—	3,357,280,466
Real Estate Investment Trusts (REIT)	54,226,913	—	—	54,226,913
Total	$228,525,263	$3,357,280,466	$2,503,872	$3,588,309,601

AlphaCentric Premium Opportunity Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Purchased Call Options	$577,080	$—	$—	$577,080
Purchased Put Option	187,890	—	—	187,890
Money Market Funds	72,942,605	—	—	72,942,605
Mutual Fund	2,317,760	—	—	2,317,760
Unrealized Appreciation on Open Long Futures Contracts	643,831	—	—	643,831
United States Treasury Bills	—	9,449,799	—	9,449,799
Total	$76,669,166	$9,449,799	$—	$86,118,965

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Open Long Futures Contracts	$142,760	$—	$—	$142,760
Written Call Options	243,300	—	—	243,300
Written Put Options	287,095	—	—	287,095
Total	$673,155	$—	$—	$673,155

AlphaCentric Robotics and Automation Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$41,153,467	$—	$—	$41,153,467
Investment Purchased as Securities Lending Collateral (b)	—	—	—	4,111,085
Total	$41,153,467	$—	$—	$45,264,552

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

AlphaCentric Symmetry Strategy Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$15,063,364	—	—	$15,063,364
Exchange Traded Funds	9,758,480	—	—	9,758,480
Unrealized Appreciation on Open Futures Contracts	805,225	—	—	805,225
Unrealized Appreciation on Swap Contract	—	1,281	—	1,281
U.S. Treasury Bill	—	2,999,984	—	2,999,984
Total	$25,627,069	$3,001,265	$—	$28,628,334

Liabilities

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Open Futures Contracts	$427,470	$—	$—	$427,470
Unrealized Depreciation on Swap Contract	—	5,085	—	5,085
Total	$427,470	$5,085	$—	$432,555

AlphaCentric LifeSci Healthcare Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$26,389,806	$—	$—	$26,389,806
Money Market Fund	201,247	—	—	201,247
Total	$26,591,053	$—	$—	$26,591,053

AlphaCentric Municipal Opportunities Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Closed End Funds	$500,422	$—	$—	$500,422
Exchange Traded Funds	191,602	—	—	191,602
Municipal Bonds	—	854,280	—	854,280
Unrealized Appreciation on Open Long Futures Contracts	125	—	—	125
Unrealized Appreciation on Swap Contract	—	514	—	514
Total	$692,149	$854,794	$—	$1,546,943

A reconciliation used in determining AIOF’s Level 3 securities is shown in the Level 3 input table below.

(a)	All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by major index classification, please refer to the Portfolios of Investments.

(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

+	See Portfolios of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized gain or loss on futures contracts open as of March 31, 2021.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The following tables summarize the valuation techniques and significant unobservable inputs used for AIOF investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2021:

AlphaCentric Income Opportunities Fund

Asset Backed Securities
Beginning Balance	$1,810,037
Total realized gain (loss)	—
Appreciation (Depreciation)	724,336
Cost of Purchases	—
Proceeds from Sales	—
Proceeds from Principal Paydowns	(30,501)
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$2,503,872

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2021, are as follows:

	Valuation			Fair Value at
Assets (at fair value)	Technique	Unobservable Inputs	Range of Inputs	March 31, 2021
Amur Finance VI LLC, 8.000% due 12/20/2024	Market Analysis	Average Daily Price Change in similar companies	- 3% to 5%	$2,503,872

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease

Forward Foreign Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Statements of Operations.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchased and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended March 31, 2021, APOF, ASSF and AMOF invested in futures contracts.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. During the year ended March 31, 2021, ASSF was invested in a credit default swap contract and realized a gain of $15,904. During the year ended March 31, 2021, AMOF was invested in a credit default swap contract with a realized gain of $514. For the year ended March 31, 2021, there were no other Funds invested in swap contracts.

Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked- to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended March 31, 2021, APOF invested in options.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Asset and Liabilities at March 31, 2021, was as follows:

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Future Contracts	Equity	Unrealized appreciation on open futures contracts	$643,831
	Future Contracts	Equity	Unrealized depreciation on open futures contracts	(142,760)
	Options Purchased	Equity	Investments, At Value	764,970
	Options Written	Equity	Options Written	(530,395)
			Total	$735,646

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

			Location of derivatives on Statement of Assets and Liabilities	Fair value of
Fund	Derivative	Risk Type	(Consolidated)	asset/liability derivatives
AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
	Credit Default Swap Contracts	Equity	Unrealized appreciation on swap contracts	$1,281
	Credit Default Swap Contracts	Equity	Unrealized depreciation on swap contracts	(5,085)
			Total	$(3,804)

	Future Contracts	Commodity	Unrealized appreciation on open futures contracts	$325,194
		Currency	Unrealized appreciation on open futures contracts	202,112
	Future Contracts	Interest	Unrealized appreciation on open futures contracts	277,919
		Commodity	Unrealized depreciation on open futures contracts	(259,116)
		Currency	Unrealized depreciation on open futures contracts	(156,808)
		Interest	Unrealized depreciation on open futures contracts	(11,546)
			Total	$377,755

				Fair value of
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	asset/liability derivatives
AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
	Credit Default Swap Contracts	Equity	Unrealized appreciation on swap contracts	$514
	Future Contracts	Interest	Unrealized appreciation on open futures contracts	125
			Total	$639

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2021, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Future Contracts	Equity	Net realized gain (loss) from Futures Contracts	$7,237,895
	Future Contracts	Equity	Net change in unrealized appreciation (depreciation) on Futures Contracts	405,698
			Total	$7,643,593

	Options Purchased	Equity	Net realized gain (loss) from investments	$(100,962)
	Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on investments	(180,856)
			Total	$(281,818)

	Options Written	Equity	Net realized gain (loss) from Options Written	$1,493,035
	Options Written	Equity	Net change in unrealized appreciation (depreciation) on Options Written	138,643
			Total	$1,631,678

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives (consolidated)	gain (loss) on derivatives
AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
	Credit Default Swap Contracts	Equity	Net realized gain (loss) from Swap Contracts	$15,904
	Credit Default Swap Contracts	Equity	Net change in unrealized appreciation (depreciation) on Swap Contracts	(3,804)
			Total	$12,100

	Future Contracts	Commodity	Net realized gain (loss) from Futures Contracts	1,018,456
		Currency	Net realized gain (loss) from Futures Contracts	364,062
		Interest	Net realized gain (loss) from Futures Contracts	925,552
			Total	$2,308,070

	Future Contracts	Commodity	Net change in unrealized appreciation (depreciation) on open Future Contracts	$(1,776,494)
		Currency	Net change in unrealized appreciation (depreciation) on open Future Contracts	(493,182)
		Interest	Net change in unrealized appreciation (depreciation) on open Future Contracts	(489,850)
			Total	$(2,759,525)

During the year ended March 31, 2021, APOF was subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2021.

				Gross Amounts of Assets Presented
				in the Statement of Assets and
				Liabilities
	Gross	Gross Amounts
	Amounts	Offset in the	Net Amounts
	Recognized in	Statements of	Presented in the
	the Statements	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	of Assets and	Liabilities	and Liabilities	Instruments	Pledged/Received	(1)	Net Amount
Futures Contracts	$643,831	$—	$643,831	$(142,760)	$—		$501,071
Total	$643,831	$—	$643,831	$(142,760)	$—		$501,071

Liabilities:
Future Contracts	$142,760	$—	$142,760	$(142,760)	$—		$—
Total	$142,760	$—	$142,760	$(142,760)	$—		$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

During the year ended March 31, 2021, ASSF was subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2021.

				Gross Amounts of Assets in the
				Consolidated Statement of Assets
				and Liabilities
	Amounts
	Recognized in	Gross Amounts
	the	Offset in the	Net Amounts
	Consolidated	Consolidated	Presented in the
	Statements of	Statements of	Consolidated
	Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received	(1)	Net Amount
Future Contracts	$805,225	$—	$805,225	$(427,470)	$—		$377,755
Swap Contracts	1,281	—	1,281	(1,281)	—		—
Total	$806,506	$—	$806,506	$(428,751)	$—		$377,755

Liabilities:
Future Contracts	$427,470	$—	$427,470	$(427,470)	$—		$—
Swap Contracts	5,085	—	5,085	1,281	3,804		—
Total	$432,555	$—	$432,555	$(426,189)	$3,804		$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

During the year ended March 31, 2021, AMOF was subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2021.

				Gross Amounts of Assets Presented
				in the Statement of Assets and
				Liabilities
	Amounts	Gross Amounts
	Recognized in	Offset in the	Net Amounts
	the Statements	Statements of	Presented in the
	of Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received	(1)	Net Amount
Future Contracts	$125	$—	$125	$—	$—		$125
Swap Contracts	514	—	514	—	—		514
Total	$639	$—	$639	$—	$—		$639

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

The value of derivative instruments outstanding as of March 31, 2021 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year ended March 31, 2021, as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the APOF, ASSF and AMOF.

b)        Federal Income Tax – The Funds qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

During the year ended March 31, 2021, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations as incurred. As of March 31, 2021, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

March 31, 2018 to March 31, 2020, or expected to be taken in the Funds’ March 31, 2021 year-end tax return. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examination of the Funds’ filings is presently in progress.

c)        Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for APOF, ARAF, ASSF and ALHF. AIOF, and AMOF make monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)        Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities utilizing the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)          Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)        Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)         Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the APOF, ARAF, ASSF, and ALHF. A maximum sales charge of 4.75% is imposed on Class A shares of AIOF and AMOF.

As of March 31, 2021, all costs incurred by each Fund in connection with their offering are payable by the Manager pursuant to an Expense Limitation and Reimbursement Agreement. Such expenses paid by the Manager are subject to reimbursement within three years of the fiscal year during which they were incurred.

i)          Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

j)         Cash and Cash Equivalents – The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Consolidation of Subsidiaries – ACSSF Fund Limited (“ASSF-CFC”) – The Consolidated Financial Statements of ASSF include the accounts of ASSF-CFC, which is a wholly-owned and controlled foreign subsidiary. ASSF consolidates the results of subsidiaries in which ASSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, ASSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as ASSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

ASSF may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the ASSF’s investment objectives and policies.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

A summary of the ASSF’s investments in the ASSF-CFC is as follows:

	Inception Date	ASSF-CFC’s Net Assets	% Of Net Assets at
	of ASSF-CFC	at March 31, 2021	March 31, 2021
ASSF-CFC	8/8/2019	$ 2,949,234	8.05%

The CFC utilizes commodity-based derivative products to facilitate ASSF’s pursuit of its investment objectives. In accordance with its investment objectives and through their exposure to the aforementioned commodity-based derivative products, ASSF may have increased or decreased exposure to one or more of the following risk factors defined below:

Taxation Risk - By investing in commodities indirectly through a CFC, ASSF will obtain exposure to the commodities markets within the federal tax requirements that apply to the ASSF.

For tax purposes, the CFC is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, ASSF-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ASSF’s investment company taxable income.

(2)	INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
AlphaCentric Income Opportunities Fund	$961,267,625	$87,265,850
AlphaCentric Premium Opportunity Fund	$2,394,548	$134,474
AlphaCentric Robotics and Automation Fund	$42,654,064	$45,142,668
AlphaCentric Symmetry Strategy Fund	$28,595,746	$26,804,025
AlphaCentric LifeSci Healthcare Fund	$35,012,059	$11,919,664
AlphaCentric Municipal Opportunities Fund	$2,069,790	$898,095

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment manager to the Funds pursuant to the terms of the Management Agreement with the Trust. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets of AMOF, 1.25% of ARAF and ALHF, 1.50% of AIOF, 1.75% of APOF and ASSF, such fees to be computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement) . For the year ended March 31, 2021, management fees of $45,954,809, $1,232,415, $457,736, $567,632, $110,666 and $6,316 were incurred by AIOF, APOF, ARAF, ASSF, ALHF, and AMOF respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.74%, 2.49% and 1.49% of average daily net assets for Class A, Class C and Class I shares, respectively, for AIOF through July 31, 2021, 2.24%, 2.99% and 1.99% of average daily net assets for Class A, Class C and Class I shares, respectively, for APOF through July 31, 2021, and 1.65%, 2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for ARAF through July 31, 2021,

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

2.24%, 2.99%, and 1.99% of average daily net assets for Class A, Class C, and Class I shares, respectively, for ASSF through July 31, 2021, 1.65%, 2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for ALHF through July 31, 2021, 1.50%, 2.25% and 1.25% of average daily net assets for Class A, Class C and Class I shares, respectively, for AMOF through July 31, 2021. Each waiver or reimbursement by the Manager is subject to recoupment by the Funds within three years from when that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board. For the year ended March 31, 2021, management fees waived reimbursed by AIOF, APOF, ARAF, ASSF, ALHF, and AMOF were $6,772,123, $40,402, $165,273, $119,849, $97,907 and $105,262 respectively, pursuant to the Expense Limitation Agreement.

For the year ended March 31, 2021, the Manager has waived/reimbursed expenses of the Funds that may be recovered no later than March 31 for the years indicated below:

	2022	2023	2024
AlphaCentric Income Opportunities Fund	$4,143,722	$6,274,855	$6,772,123
AlphaCentric Premium Opportunity Fund	$97,621	$97,612	$40,402
AlphaCentric Robotics and Automation Fund	$174,465	$151,923	$165,273
AlphaCentric Symmetry Strategy Fund	-	$101,437	$119,849
AlphaCentric LifeSci Healthcare Fund	-	$65,191	$97,907
AlphaCentric Municipal Opportunities Fund	-	$47,126	$105,262

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended March 31, 2021, AIOF, APOF, ARAF, ASSF, ALHF, and AMOF incurred $854,082, $26,113, $15,972, $14,717, $7,642 and $5,176 for such fees, respectively, pursuant to the Management Services Agreement.

A trustee and officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS and MFund, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The compliance fees for the year ended March 31, 2021 for AIOF, APOF, ARAF, ASSF, ALHF, and AMOF incurred $91,387, $8,496, $12,595, $12,392, $11,248 and $17,258, respectively.

The Trust has adopted a Master Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributor (“NLD”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from NLD for the sale of Class C shares.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

For the year ended March 31, 2021, the Distributor received the following in underwriter commissions from the sale of shares of the Funds:

AlphaCentric Income Opportunities Fund	$352,674
AlphaCentric Premium Opportunity Fund	48,820
AlphaCentric Robotics and Automation Fund	56,615
AlphaCentric Symmetry Strategy Fund	—
AlphaCentric LifeSci Healthcare Fund	48,376
AlphaCentric Municipal Opportunities Fund	—
$506,485

(4)	CREDIT FACILITY

Effective July 31, 2019, AIOF extended its revolving, uncommitted $200,000,000 line of credit with U.S. Bank National Association (the “2019 Revolving Credit Agreement”) that expired on July 31, 2020 (the original agreement was effective August 1, 2018). Borrowings under the 2019 Revolving Credit Agreement bore interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period April 1, 2019 through March 24, 2020, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $200,000,000; (b) 15% of the gross market value of the Fund; or (c) 33.33% of the Fund’s daily market value.

Effective March 24, 2020, AIOF entered into a revolving, uncommitted $300,000,000 line of credit with U.S. Bank National Association (the “2020 Revolving Credit Agreement”) that expired on January 27, 2021. Borrowings under the 2020 Revolving Credit Agreement bear an interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period April 1, 2020 through January 27, 2021, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $300,000,000; (b) 15% of the gross market value of the Fund or (c) 33.33% of the Fund’s daily market value.

Effective January 27, 2021, AIOF amended the revolving, uncommitted $250,000,000 line of credit with U.S. Bank National Association (the “2021 Revolving Credit Agreement “) that is set to expire on July 27, 2021. Borrowings under the 2021 Revolving Credit Agreement bear an interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period January 28, 2021 through March 31, 2021, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $250,000,000; (b) 15% of the gross market value of the Fund or (c) 33.33% of the Fund’s daily market value.

For the year ended March 31, 2021, the interest expense was $0 for AIOF. There were no borrowings during the year or outstanding as of March 31, 2021.

(5)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2021, UBS Financial Services, Inc. owned 35.4% of the voting securities of ARAF. Hartz Capital Investments LLC owned 83.9% of ASSF. Charles Schwab & Co. Inc. owned 26.9% of ALHF. National Financial Services LLC owned 28.2% of APOF and 71.8% of AMOF. The Trust has no knowledge as to whether all or any portion of the shares owned of record by UBS Financial Services, Inc, Hartz Capital Investments LLC, Charles Schwab & Co. Inc. and National Financial Services LLC are also owned beneficially.

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the year ended March 31, 2021 and March 31, 2020 was as follows:

For the Year Ended March 31, 2021:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$62,790,327	$—	$82,181,206	$—	$144,971,533
AlphaCentric Premium Opportunity Fund	768,936	2,645,581	—	—	3,414,517
AlphaCentric Robotics and Automation Fund	—	—	—	—	—
AlphaCentric Symmetry Strategy Fund	562,894	—	—	—	562,894
AlphaCentric LifeSci Healthcare Fund	304,408	—	—	—	304,408
AlphaCentric Municipal Opportunities Fund	16,251	—	—	—	16,251

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

For the Year Ended March 31, 2020:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$134,631,815	$—	$23,975,399	$—	$158,607,214
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Robotics and Automation Fund	—	—	—	—	—
AlphaCentric Symmetry Strategy Fund	1,483,963	—	—	—	1,483,963
AlphaCentric LifeSci Healthcare Fund	—	—	—	—	—
AlphaCentric Municipal Opportunities Fund	—	—	—	—	—

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The APOF utilized equalization in the amount of $1,603,446 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the year ended March 31, 2021. Net investment income and net realized gains, as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
AlphaCentric Income Opportunities Fund	$—	$—	$—	$(2,242,541)	$(676,656,855)	$—	$677,272,469	$(1,626,927)
AlphaCentric Premium Opportunity Fund	—	1,677,507	2,772,208	—	—	—	47,289	4,497,004
AlphaCentric Robotics and Automation Fund	—	—	—	(38,484)	(996,852)	—	13,654,332	12,618,996
AlphaCentric Symmetry Strategy Fund	—	82,996	—	—	(7,237,915)	46,057	4,982,013	(2,126,849)
AlphaCentric LifeSci Healthcare Fund	—	1,758,723	6,349	—	—	—	24,741	1,789,813
AlphaCentric Municipal Opportunities Fund	—	538	—	—	(55,364)	—	11,316	(43,510)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures, options, swaps contracts and passive foreign investment companies, and the ASSF Fund’s wholly owned subsidiary.

The unrealized appreciation in the table above includes unrealized foreign currency gains(losses) of $923, $2,104 and $(101) for ARAF, ASSF, and ALHF, respectively.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The ARAF incurred and elected to defer such late year losses of $38,484.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The AIOF incurred and elected to defer such capital losses of $2,242,541.

At March 31, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carry forwards utilized as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
AlphaCentric Income Opportunities Fund	$365,606,308	$311,050,547	$676,656,855	$—
AlphaCentric Premium Opportunity Fund	—	—	—	—
AlphaCentric Robotics and Automation Fund	996,852	—	996,852	1,974,171
AlphaCentric Symmetry Strategy Fund	3,042,810	4,195,105	7,237,915	—
AlphaCentric LifeSci Healthcare Fund	—	—	—	86,807
AlphaCentric Municipal Opportunities Fund	52,823	2,541	55,364	267

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, equalization debits and the ASSF Fund’s wholly owned subsidiary, resulted in reclassifications for the Funds for the year ended March 31, 2021 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
AlphaCentric Income Opportunities Fund	$—	$—
AlphaCentric Premium Opportunity Fund	1,603,446	(1,603,446)
AlphaCentric Robotics and Automation Fund	(248,704)	248,704
AlphaCentric Symmetry Strategy Fund	1,020,172	(1,020,172)
AlphaCentric LifeSci Healthcare Fund	—	—
AlphaCentric Municipal Opportunities Fund	—	—

(7)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation /
Portfolio	Tax Cost	Appreciation	Depreciation	(Depreciation)
AlphaCentric Income Opportunities Fund	$2,911,037,132	$742,736,733	$(65,464,264)	$677,272,469
AlphaCentric Premium Opportunity Fund	85,398,521	47,289	—	47,289
AlphaCentric Robotics and Automation Fund	31,611,143	14,376,203	(722,794)	13,653,409
AlphaCentric Symmetry Strategy Fund	23,262,604	5,931,894	(951,985)	4,979,909
AlphaCentric LifeSci Healthcare Fund	26,566,211	1,755,155	(1,730,313)	24,842
AlphaCentric Municipal Opportunities Fund	1,535,627	30,192	(18,876)	11,316

(8)	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

APOF currently invests a significant portion of its assets in the First American Government Obligations Fund, Class U (“FGUXX”). The Fund may redeem its investment in FGUXX at any time if the Manager determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of FGUXX. The financial statements of FGUXX, including the portfolio of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2021, the Fund owns 69.5% of FGUXX.

(9)	UNDERLYING FUND RISK

The Funds in the normal course of business make investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market or failure or inability of the counterparty to a transaction to perform. See below for a detailed description of select principal risks.

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Wholly-Owned Subsidiary Risk: Each CFC will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and CFC, respectively, are organized, could result in the inability of each Fund and/or CFC to operate as described in the Prospectus and could negatively affect each Fund and their shareholders. Your cost of investing in a Fund will be higher because you indirectly bear the expenses of its CFC.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Funds. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in high yield fixed-income securities (also known as “junk bonds”), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Swap Counterparty Credit Risk: The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges clearinghouse, as counter party, guarantees against default.

Commodity Risk: Investing in the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Funds may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Fixed Income Risk: When the Funds invest in fixed income securities, the value of your investment in each will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to each Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures and Forwards Contract Risk: For APOF, ASSF and AMOF the successful use of futures contracts draws upon the manager’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Derivatives Risk: APOF, ASSF and AMOF may use derivatives (including options, futures, forwards, swaps and options on futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, APOF assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls exposes it to potentially unlimited losses.

Market Risk: Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

Libor Risk: The Funds’ investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

Please refer to each Fund’s prospectus for a full listing of risks associated with the investments.

(10)	SECURITIES LENDING

ARAF has entered into a Securities Lending Agreement with the US Bank NA (“US Bank”). ARAF can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. The cash collateral is invested in short-term investments as noted in the ARAF’s Portfolio of Investments. ARAF also continues to receive interest or dividends on the securities loaned. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the ARAF. A portion of the income generated by the investment in the ARAF’s collateral, net of any rebates paid by US Bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to ARAF.

Although risk is mitigated by the collateral, the ARAF could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Should the borrower of the securities fail financially, ARAF has the right to repurchase the securities using the collateral in the open market.

ARAF receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. ARAF held $4,111,085 as of March 31, 2021. The remaining contractual maturity of all securities lending transactions is overnight and continuous. ARAF is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by ARAF on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the ARAF’s Statement of Operations.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

(11)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by the Manager. Companies which are affiliates of the Fund at March 31, 2021, are noted in the APOF’s Portfolio of Investments. Transactions during the year ended March 31, 2021, with companies which are affiliates are as follows:

	Value - Beginning			Sales	Realized	Unrealized	Dividend	Interest	LTCG	Value - End
Affiliated Holding	of Period	Shares	Purchases	Proceeds	Gain/(Loss)	Gain/(Loss)	Income	Income	Distributions	of Period
AlphaCentric Income Opportunities Fund - Class I	$—	201,369	$2,271,959	$—	$—	$45,801	$21,839	$—	$—	$2,317,760
	$—	201,369	$2,271,959	$—	$—	$45,801	$21,839	$—	$—	$2,317,760

(12)	LEGAL PROCEEDINGS

On July 30, 2020, an investor in the AlphaCentric Income Opportunities Fund (the “Fund”) filed a putative class action in Florida state court, naming AlphaCentric Advisors LLC, Mutual Fund Series Trust, and others as defendants. Plaintiff alleges that the Fund misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violations of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933. On October 14, 2020, the same Plaintiff filed a nearly identical putative class action in New York State Court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub-advisor Garrison Point LLC. On February 22, 2021, defendants moved to dismiss the Florida action for lack of personal jurisdiction. On May 20, 2021, defendants moved to dismiss the New York action for failure to allege any material misrepresentations or omissions, among other things. We believe these lawsuits are meritless and intend to contest them vigorously.

(13)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, and AlphaCentric Municipal Opportunities Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the “Funds”), each a series of Mutual Fund Series Trust, as of March 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
AlphaCentric Income Opportunities Fund	For the year ended March 31, 2021	For the years ended March 31 2021 and 2020	For the years ended March 31 2021, 2020, 2019, 2018, and 2017
AlphaCentric Premium Opportunity Fund	For the year ended March 31, 2021	For the years ended March 31 2021 and 2020	For the years ended March 31 2021, 2020, 2019, 2018 and for the period from September 30, 2016 (commencement of operations) through March 31, 2017
AlphaCentric Robotics and Automation Fund	For the year ended March 31, 2021	For the years ended March 31 2021 and 2020	For the years ended March 31 2021, 2020, 2019 and for the period from May 31, 2017 (commencement of operations) through March 31, 2018

AlphaCentric Symmetry Strategy Fund*	For the year ended March 31, 2021	For the year ended March 31, 2021 and for the period from August 8, 2019 (commencement of operations) through March 31, 2020
AlphaCentric LifeSci Healthcare Fund	For the year ended March 31, 2021	For the year ended March 31, 2021 and for the period from November 29, 2019 (commencement of operations) through March 31, 2020
AlphaCentric Municipal Opportunities Fund	For the year ended March 31, 2021	For the year ended March 31, 2021 and for the period from December 31, 2019 (commencement of operations) through March 31, 2020

*	The financial statements referred to above are Consolidated Financial Statements.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Chicago, Illinois

May 28, 2021

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2021

As a shareholder of one or more of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2020	3/31/2021	Period *	3/31/2021	Period **

AlphaCentric Income Opportunities Fund – Class A	1.75%	$1,000.00	$1,105.00	$9.18	$1,016.21	$8.80
AlphaCentric Income Opportunities Fund – Class C	2.50%	$1,000.00	$1,100.40	$13.10	$1,012.46	$12.55
AlphaCentric Income Opportunities Fund – Class I	1.50%	$1,000.00	$1,106.30	$7.86	$1,017.47	$7.53

AlphaCentric Premium Opportunity Fund – Class A	2.25%	$1,000.00	$1,061.30	$11.56	$1,013.71	$11.29
AlphaCentric Premium Opportunity Fund – Class C	3.00%	$1,000.00	$1,057.40	$15.39	$1,009.97	$15.03
AlphaCentric Premium Opportunity Fund – Class I	2.00%	$1,000.00	$1,062.40	$10.28	$1,014.96	$10.04

AlphaCentric Robotics and Automation Fund – Class A	1.65%	$1,000.00	$1,231.90	$9.18	$1,016.70	$8.30
AlphaCentric Robotics and Automation Fund – Class C	2.40%	$1,000.00	$1,228.30	$13.33	$1,012.96	$12.05
AlphaCentric Robotics and Automation Fund – Class I	1.40%	$1,000.00	$1,234.20	$7.80	$1,017.95	$7.04

AlphaCentric Symmetry Strategy Fund – Class A	2.26%	$1,000.00	$1,193.50	$12.35	$1,013.67	$11.34
AlphaCentric Symmetry Strategy Fund – Class C	3.01%	$1,000.00	$1,188.30	$16.41	$1,009.93	$15.07
AlphaCentric Symmetry Strategy Fund – Class I	2.01%	$1,000.00	$1,195.00	$10.98	$1,014.93	$10.08

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
March 31, 2021

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2020	3/31/2021	Period *	3/31/2021	Period **

AlphaCentric LifeSci Healthcare Fund – Class A	1.66%	$1,000.00	$1,297.40	$9.50	$1,016.66	$8.34
AlphaCentric LifeSci Healthcare Fund – Class C	2.41%	$1,000.00	$1,293.90	$13.79	$1,012.91	$12.10
AlphaCentric LifeSci Healthcare Fund – Class I	1.41%	$1,000.00	$1,298.90	$8.10	$1,017.89	$7.11

AlphaCentric Municipal Opportunities Fund – Class A	1.50%	$1,000.00	$1,055.30	$7.69	$1,017.45	$7.54
AlphaCentric Municipal Opportunities Fund – Class C	2.25%	$1,000.00	$1,055.30	$11.53	$1,013.71	$11.30
AlphaCentric Municipal Opportunities Fund – Class I	1.25%	$1,000.00	$1,056.00	$6.41	$1,018.70	$6.29

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 182/365 (to reflect the full half-year period).

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2021

Consideration and Renewal of a Sub-Advisory Agreement between AlphaCentric Advisors LLC and Contego Capital Group, Inc. with respect to AlphaCentric Robotics and Automation Fund

In connection with a regular meeting held on November 30, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”), and Contego Capital Group, Inc. (“Contego”) with respect to the AlphaCentric Robotics and Automation Fund (“AlphaCentric RA”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with its deliberations regarding the renewal of the Sub-Advisory Agreement, the Board reviewed materials prepared by Contego.

Nature, Extent and Quality of Services. The Board reviewed the business experience and academic credentials of the key personnel at Contego. The Board noted that Contego engaged a third party for administrative and compliance services. The Board remarked that Contego furnished advice and recommendations with respect to the investment of AlphaCentric RA’s assets and purchase and sale of portfolio securities. The Board observed that Contego managed AlphaCentric RA’s investments to ensure compliance with investment restrictions and limitations and maintained records and furnished reports about AlphaCentric RA’s assets as required. The Board discussed that Contego provided fundamental and quantitative equity research, account reconciliations, recordkeeping, compliance, and trading services for AlphaCentric RA. The Board acknowledged that Contego selected broker dealers on the basis of best execution and that could maximize Fund profits through a combination of cost control and efficient use of resources. The Board recognized that Contego had reported no material litigation or compliance issues since the sub-advisory agreement was approved, that Contego maintained adequate errors and omissions insurance coverage, and that the advisor recommended renewal of the Sub-Advisory Agreement. The Board concluded that the services provided by Contego were in line with its expectations.

Performance. The Board noted that AlphaCentric RA significantly outperformed the S&P 500 Index and MSCI AC World Index over the 1-year period, outperformed the MSCI AC World Index over the 3-year and since inception periods, and was on par with the S&P 500 since inception. The Board concluded that Contego’s performance was acceptable.

Fees and Expenses. The Board acknowledged that Contego’s annual sub-advisory fee of 50% of the advisory fee after fee waiver (with a maximum of 0.625% of AlphaCentric RA’s average daily net assets), was lower than the fee Contego charged to other accounts it managed. After further discussion, the Board concluded that the Contego’s sub-advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Contego, noting that Contego was sub-advising AlphaCentric RA at a loss. The Board concluded, therefore, that excessive profitability was not an issue for Contego at this time.

Economies of Scale. The Board considered whether Contego had realized economies of scale with respect to the sub-advisory services provided to AlphaCentric RA. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that Contego did not appear to have benefited from material economies of scale.

Conclusion. Having requested and received such information from Contego as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and Contego, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric RA and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2021

Consideration and Approval of a Sub-Advisory Agreement between AlphaCentric Advisors LLC and SWBC Investment Company, LLC with respect to AlphaCentric Municipal Opportunities Fund.

In connection with a regular meeting held on November 30, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”), and SWBC Investment Company, LLC (“SWBC”) with respect to the AlphaCentric Municipal Opportunities Fund (“AlphaCentric MO”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with its deliberations regarding the approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by SWBC.

Nature, Extent and Quality of Services. The Board reviewed the experience and credentials of SWBC’s key personnel and discussed the investment sub-advisory services to be provided to AlphaCentric MO. The Board observed that SWBC would provide fund research, asset management and portfolio construction for AlphaCentric MO and that all investment decisions would be overseen and executed by the sub -advisory team and authorized personnel. The Board acknowledged that SWBC utilized a centralized platform with a dedicated team to manage all investment instructions and used pre-arranged clearing firms offering best execution to support all trading activity. The Board noted that SWBC reported no material compliance, litigation or regulatory issues in the past 36 months. The Board agreed that SWBC had the experience and resources necessary to provide quality service to AlphaCentric MO.

Performance. The Board reviewed the performance history of another fund sub-advised by SWBC and noted that although it trailed its benchmark for the 1-year period, it was on-par with the benchmark for the 3-year and since inception periods. The Board remarked that the current portfolio manager of AlphaCentric MO would continue managing the municipal sleeve of AlphaCentric MO as a member of SWBC’s team. The Board agreed that, although not dispositive, the performance data indicated that SWBC had the ability to provide reasonable returns for AlphaCentric MO.

Fees and Expenses. The Board noted that SWBC would receive a fee, to be paid by AlphaCentric and not AlphaCentric MO, of 40% of the net advisory fee (with a maximum of 0.40% of AlphaCentric MO’s average daily net assets). The Board commented that SWBC’s proposed sub- advisory fee for AlphaCentric MO was lower than the fee it charged its other accounts. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to AlphaCentric MO, the sub-advisory fee in relation to the total advisory fee, and the allocation of fees between AlphaCentric and SWBC were not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by SWBC, noting that SWBC anticipated a loss in connection with AlphaCentric MO for the first year of the Sub-Advisory Agreement, and a reasonable profit in the second year of the Sub-Advisory Agreement. The Board concluded that excessive profitability was not likely to be an issue during the initial term of the Sub-Advisory Agreement.

Economies of Scale. The Board considered whether SWBC would realize economies of scale with respect to the sub-advisory services provided to AlphaCentric MO during the initial term of the Sub- Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2021

considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from SWBC as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was not unreasonable and that approval of the Sub-Advisory Agreement was in the best interests of AlphaCentric MO and its shareholders.

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021

Independent Trustees
Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, a real estate/investment firm, since 1999. Managing Member of PTL Real Estate LLC, 2000 2019; Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	38	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018
Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2021

Interested Trustee*** and Officers
Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998-present; CEO, Catalyst Capital International, LLC 2017-present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager -Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement on Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-223-8637.

AlphaCentric Funds

Additional Information (Unaudited)

March 31, 2021

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

MANAGER
AlphaCentric Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd
151 N. Franklin St.
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank Trust
RiverCenter (Schlitz Park)
15555 N Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ALPHA-A21

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2021	2020
AlphaCentric Income Opportunities Fund	$48,000	$45,000
AlphaCentric Premium Opportunity Fund	$11,500	$11,000
AlphaCentric Robotics and Automation Fund	$13,500	$13,000
AlphaCentric Symmetry Strategy Fund	$13,000	$13,000
AlphaCentric LifeSci Healthcare Fund	$11,000	$11,000
AlphaCentric Municipal Opportunities Fund	$13,000	$13,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
AlphaCentric Income Opportunities Fund	$3,100	$3,000
AlphaCentric Premium Opportunity Fund	$2,600	$2,500
AlphaCentric Robotics and Automation Fund	$3,100	$3,000
AlphaCentric Symmetry Strategy Fund	$3,000	$3,000
AlphaCentric LifeSci Healthcare Fund	$2,500	$2,500
Alpha Municipal Opportunities Fund	$3,000	$2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2020.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2020 and is disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 8, 2021